United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/18

Date of Reporting Period: 10/31/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | KAUAX	B | KAUBX	C | KAUCX
	R | KAUFX	Institutional | KAUIX

Federated Kaufmann Fund
Successor to the Kaufmann Fund, Inc., with performance history since February 21, 1986

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018, was 11.64% for the Class A Shares, 11.11% for the Class B Shares, 11.36% for the Class C Shares, 11.62% for the Class R Shares and 12.29% for the Institutional Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1 the Fund's broad-based securities market index, was 6.14% for the same period. The total return of the Morningstar Mid-Cap Growth Funds Average (MMCGFA),2 a peer group average for the Fund, was 5.13% for the same period. The Fund's and MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Class IS Shares.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets increased as economic growth remained solid around the world. The U.S. Federal Reserve (the “Fed”) continued with its path of raising rates. As U.S. GDP growth accelerated due to the fiscal stimulus of late 2017, this strengthened the U.S. Dollar Index.4 As global central banks reversed the extreme easing policies in western countries, economies reacted positively. The U.S. passing of a large fiscal stimulus in late 2017 along with the administration's business-friendly stance helped the U.S. growth outpace much of the world. However, as U.S. trade tensions mounted throughout the year, volatility increased during the reporting period.
STOCK SELECTION
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as still relatively accommodative monetary policies by the Fed and other central banks around the world. Monetary accommodation combined with the more aggressive fiscal stance also helped to boost earnings for most of the S&P 500 Index constituents. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to find attractive mid-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
Annual Shareholder Report
1

The majority of the Fund outperformance versus the RMCGI was due to stock selection particularly in the Health Care, Information Technology and Consumer Discretionary sectors. Individual companies that most contributed to Fund performance during the reporting period were: Argen-X, Nektar Therapeutics, Veeva Systems, Tandem Diabetes and Splunk. Holdings that negatively impacted Fund performance were: Corcept Therapeutics, Spark Therapeutics, Tesaro, Genmab and Dynavax.
SECTOR EXPOSURE
At the end of the reporting period, approximately 69% of the portfolio was invested in four large sectors: Health Care, Information Technology, Industrials and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. Overweighting the Health Care sector benefited relative performance versus the RMCGI.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance. Approximately 17% of the Fund's assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had significant outflows during the reporting period which resulted in an average cash position of 15%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance versus the RMCGI.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund (the “Fund”) from October 31, 2008 to October 31, 2018, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Mid-Cap Growth Funds Average (MMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2018
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class R Shares include the redemption fee of 0.20%.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	5.50%	10.66%	12.36%
Class B Shares	5.78%	11.13%	12.53%
Class C Shares	10.39%	11.37%	12.43%
Class R Shares	11.40%	11.86%	12.98%
Institutional Shares[4]	12.29%	12.15%	13.08%
RMCGI	6.14%	10.10%	15.10%
MMCGFA	5.13%	8.58%	13.28%
Annual Shareholder Report
3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class R Shares, the ending value reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MMCGFA have been adjusted to reflect reinvestment of all dividends on securities in the index and the average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on December 29, 2016. The Fund offers four other classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class R Shares. In relation to the Institutional Shares, the performance of Class R Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class R Shares. The performance of Class R Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class R Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was follows:
Sector Composition	Percentage of Total Net Assets
Health Care	30.3%
Information Technology	20.2%
Industrials	10.4%
Consumer Discretionary	7.7%
Financials	4.2%
Real Estate	2.4%
Materials	1.8%
Communication Services	0.5%
Consumer Staples	0.3%
Securities Lending Collateral[2]	8.7%
Cash Equivalents[3]	22.1%
Other Assets and Liabilities—Net[4]	(8.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
October 31, 2018
Shares or Principal Amount			Value
		COMMON STOCKS—77.6%
		Communication Services—0.5%
478,955	[1]	JC Decaux SA	$15,756,409
98,000	[1,2]	Spotify Technology SA	14,669,620
		TOTAL	30,426,029
		Consumer Discretionary—7.7%
175,000	[2]	Alibaba Group Holding Ltd., ADR	24,899,000
31,900	[2]	Amazon.com, Inc.	50,976,519
6,800	[2]	Booking Holdings, Inc.	12,747,144
1,005,000	[1,2]	Floor & Decor Holdings, Inc.	25,707,900
977,581	[1,2]	GreenTree Hospitality Group Ltd., ADR	9,824,689
484,000	[2]	GrubHub, Inc.	44,886,160
500,000		Hilton Worldwide Holdings, Inc.	35,585,000
96,900		Home Depot, Inc.	17,042,772
1,293,500	[2]	Hudson Ltd.	27,344,590
845,500		Las Vegas Sands Corp.	43,145,865
373,600		Moncler S.p.A	12,959,972
33,894,000		NagaCorp Ltd.	30,901,766
2,581,000		Samsonite International SA	7,394,353
300,000	[1]	Six Flags Entertainment Corp.	16,158,000
155,000	[1]	Vail Resorts, Inc.	38,954,600
360,000	[1,2]	Weight Watchers International, Inc.	23,796,000
508,000	[1]	Wingstop, Inc.	31,810,960
		TOTAL	454,135,290
		Consumer Staples—0.3%
91,000		Constellation Brands, Inc., Class A	18,129,930
		Financials—4.2%
340,600	[2]	ARYA Sciences Acquisition Corp.	3,508,180
1,000,000		Ares Management LP	19,610,000
181,300		BlackRock, Inc.	74,590,446
1	[2,3,4]	FA Private Equity Fund IV LP	453,523
4,850,000		FinecoBank Banca Fineco SPA	50,759,351
843,042	[2]	Focus Financial Partners, Inc.	32,204,204
865,685	[1]	Hamilton Lane, Inc.	33,224,990
1	[2,3,4]	Infrastructure Fund	0
3,421,000		Mediobanca Spa	29,900,994
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
325,000	[1,2]	Qudian, Inc., ADR	$1,355,250
		TOTAL	245,606,938
		Health Care—30.1%
485,000		Abbott Laboratories	33,435,900
290,000		Agilent Technologies, Inc.	18,789,100
439,610	[2]	Albireo Pharma, Inc.	11,741,983
112,900	[2]	Align Technology, Inc.	24,973,480
850,000	[2]	Amphastar Pharmaceuticals, Inc.	15,257,500
310,900	[1,2]	AnaptysBio, Inc.	23,230,448
1	[3,4]	Apollo Investment Fund V	167,558
1,793,314	[2]	Argenx SE	143,123,243
564,030	[1,2]	Argenx SE, ADR	45,128,040
401,500	[1,2]	Atara Biotherapeutics, Inc.	13,719,255
22,800	[2]	Biogen, Inc.	6,937,356
16,305	[2,4]	BioNano Genomics, Inc.	98,466
860,000	[2]	Boston Scientific Corp.	31,080,400
605,000	[1,2]	CRISPR Therapeutics AG	19,825,850
2,349,072	[2]	Calithera Biosciences, Inc.	11,087,620
8,019,000	[2]	Catabasis Pharmaceuticals, Inc.	5,156,217
598,200	[1,2]	Clementia Pharmaceuticals, Inc.	7,776,600
5,502,500	[2]	ContraFect Corp.	11,335,150
12,000,000	[2]	Corcept Therapeutics, Inc.	141,000,000
500,000		Danaher Corp.	49,700,000
200,000	[2]	Dexcom, Inc.	26,554,000
1,049,081	[2]	Dynavax Technologies Corp.	10,375,411
270,000	[1,2]	Editas Medicine, Inc.	6,839,100
106,688	[2]	Edwards Lifesciences Corp.	15,747,149
1,000,000	[1,2]	Elanco Animal Health, Inc.	30,480,000
243,300	[1,2]	Fate Therapeutics, Inc.	3,031,518
227,220	[1,2]	GW Pharmaceuticals PLC, ADR	31,240,478
510,000	[2]	Galapagos NV	52,367,229
876,640	[2]	Galapagos NV, ADR	90,057,227
277,451	[1,2]	Genmab A/S	38,007,067
600,000	[1,2]	Glaukos Corp.	34,764,000
100,000	[2]	IDEXX Laboratories, Inc.	21,212,000
207,000	[1,2]	Illumina, Inc.	64,408,050
160,000	[1,2]	Insulet Corp.	14,113,600
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
530,000	[1,2]	Intellia Therapeutics, Inc.	$8,999,400
574,921	[1,2]	Intersect ENT, Inc.	16,132,283
1	[2,3,4]	Latin Healthcare Fund	353,482
6,075,000	[2]	Minerva Neurosciences, Inc.	66,642,750
271,800	[2]	Myokardia, Inc.	14,389,092
249,256	[1,2]	Nektar Therapeutics	9,641,222
360,294	[1,2]	Nevro Corp.	17,567,936
215,000	[2]	PRA Health Sciences, Inc.	20,827,050
235,000	[1,2]	Penumbra, Inc.	31,960,000
880,000	[1,2]	Poxel SA	6,009,249
5,098,086	[2]	Progenics Pharmaceuticals, Inc.	25,541,411
550,000	[1,2]	Repligen Corp.	29,821,000
625,000	[2]	Rhythm Pharmaceuticals, Inc.	17,506,250
548,714	[1,2]	Rocket Pharmaceuticals, Inc.	8,691,630
5,585,000	[1,2]	Scynexis, Inc.	5,585,000
1,300,000	[1,2]	Seres Therapeutics, Inc.	8,931,000
959,018	[2,4]	Soteira, Inc.	0
1,000,000	[1,2]	Spark Therapeutics, Inc.	44,990,000
158,200		Stryker Corp.	25,663,204
1,260,000	[2]	Tandem Diabetes Care, Inc.	47,388,600
224,883	[2]	Tocagen, Inc.	2,352,276
339,799	[2]	Twist Bioscience Corp.	4,757,186
989,334	[1,2]	Ultragenyx Pharmaceutical, Inc.	47,933,232
1,200,000	[2]	UniQure N.V.	30,876,000
2,170,000	[2]	Veeva Systems, Inc.	198,229,500
751,395	[1,2]	Zogenix, Inc.	31,378,255
		TOTAL	1,774,928,003
		Industrials—10.4%
1,360,000		Air Lease Corp.	51,816,000
2,275,000	[1,2]	Azul S.A., ADR	55,464,500
171,000	[2]	CoStar Group, Inc.	61,802,820
362,393	[1]	Fortive Corp.	26,907,680
4,489,350	[1]	GrafTech International Ltd.	80,269,578
727,500	[1]	Heico Corp.	60,986,325
450,000	[2]	IHS Markit Ltd.	23,638,500
150,000		KAR Auction Services, Inc.	8,541,000
643,300	[1,2]	Mercury Systems, Inc.	30,145,038
Annual Shareholder Report
8

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Industrials—continued
300,000		Roper Technologies, Inc.	$84,870,000
337,500	[1,2]	Verisk Analytics, Inc.	40,446,000
286,800	[1]	Wabtec Corp.	23,523,336
740,000	[2]	XPO Logistics, Inc.	66,141,200
		TOTAL	614,551,977
		Information Technology—20.2%
70,000	[1,2]	2U, Inc.	4,403,700
85,000		Activision Blizzard, Inc.	5,869,250
60,800	[2]	Adobe, Inc.	14,942,208
2,767,800	[1,2]	Advanced Micro Devices, Inc.	50,401,638
220,000	[2]	Ansys, Inc.	32,901,000
239,800		Broadcom, Inc.	53,592,902
900,000	[2]	Coupa Software, Inc.	58,347,000
74,300	[1,2]	DocuSign, Inc.	3,116,142
380,000	[1,2]	Dropbox, Inc.	8,918,600
7,865,895		Evry AS	28,872,216
1,059,322	[2,3,4]	Expand Networks Ltd.	0
2,000,000	[1,2]	GDS Holdings Ltd., ADR	46,940,000
931,100	[2]	GoDaddy, Inc.	68,128,587
140,000	[1,2]	Guidewire Software, Inc.	12,455,800
1,468,800	[1]	Marvell Technology Group Ltd.	24,103,008
400,000	[1,2]	MindBody, Inc.	12,736,000
2,150,000	[1,2]	Pagseguro Digital Ltd.	58,028,500
599,300	[1,2]	Q2 Holdings, Inc.	31,900,739
1,300,000	[2]	Radware Ltd.	30,173,000
600,000	[1,2]	Rapid7, Inc.	21,744,000
625,000	[2]	RealPage, Inc.	33,125,000
150,000	[2]	Red Hat, Inc.	25,746,000
135,000	[2]	Salesforce.com, Inc.	18,527,400
3,751	[2,3,4]	Sensable Technologies, Inc.	0
770,778	[2]	ServiceNow, Inc.	139,541,649
300,000	[1,2]	Shopify, Inc.	41,445,000
1,090,000	[1,2]	Splunk, Inc.	108,825,600
392,951	[2]	Tyler Technologies, Inc.	83,172,009
770,000	[2]	Workday, Inc.	102,425,400
575,000	[2]	WorldPay, Inc.	52,808,000
Annual Shareholder Report
9

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—continued
950,000	[1,2]	Zuora, Inc.	$19,399,000
		TOTAL	1,192,589,348
		Materials—1.8%
380,148	[2]	Ingevity Corp.	34,623,880
175,000		Sherwin-Williams Co.	68,857,250
		TOTAL	103,481,130
		Real Estate—2.4%
350,000	[2]	CBRE Group, Inc.	14,101,500
375,000		Crown Castle International Corp.	40,777,500
500,000		JBG Smith Properties	18,740,000
150,000		Lamar Advertising Co.	10,998,000
600,000		MGM Growth Properties LLC	16,974,000
474,000		Ryman Hospitality Properties	36,777,660
		TOTAL	138,368,660
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,721,436,029)	4,572,217,305
		PREFERRED STOCKS—0.1%
		Health Care—0.1%
585,000	[4]	Alector, Inc.	7,792,982
		Information Technology—0.0%
679,348	[2,3,4]	Multiplex, Inc., Pfd., Series C	0
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $13,316,010)	7,792,982
		WARRANTS—0.1%
		Health Care—0.1%
8,019,000	[2]	Catabasis Pharmaceuticals, Inc., 6/22/2022	2,320,699
1,735,000	[2]	ContraFect Corp., 7/27/2021	1,346,707
3,445,000	[2]	ContraFect Corp., 7/20/2022	2,176,551
1,695,000	[2]	SCYNEXIS, Inc., Warrants, 3/14/2019	17,458
1,017,000	[2]	SCYNEXIS, Inc., Warrants, 3/8/2023	376,900
848,250	[2]	SCYNEXIS, Inc., Warrants, 4/6/2021	126,729
		TOTAL WARRANTS (IDENTIFIED COST $51,800)	6,365,044
Annual Shareholder Report
10

Shares or Principal Amount		Value
	INVESTMENT COMPANY—30.8%
103,275,656	Federated Government Obligations Fund, Premier Shares, 2.08%[5]	$103,275,656
1,708,079,602	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[5]	1,708,250,410
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,811,439,235)	1,811,526,066
	TOTAL INVESTMENT IN SECURITIES—108.6% (IDENTIFIED COST $4,546,243,074)[6]	6,397,901,397
	OTHER ASSETS AND LIABILITIES - NET—(8.6)%[7]	(508,207,022)
	TOTAL NET ASSETS—100%	$5,889,694,375
Annual Shareholder Report
11

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended October 31, 2018, were as follows:
	Balance of Shares Held 10/31/2017	Purchases/ Additions**	Sales/ Reductions**
Financials
Hamilton Lane, Inc.	865,685	—	—
Health Care
Argenx SE	1,792,250	1,064	—
Argenx SE, ADR	388,800	385,330	(210,100)
Calithera Biosciences, Inc.	—	2,349,072	—
Catabasis Pharmaceuticals, Inc.	—	8,019,000	—
ContraFect Corp.	5,180,000	322,500	—
ContraFect Corp., Warrants 7/27/2021	1,735,000	—	—
ContraFect Corp., Warrants 7/20/2022	3,445,000	—	—
Corcept Therapeutics, Inc.	10,752,426	2,004,369	(756,795)
Minerva Neurosciences, Inc.	6,325,000	—	(250,000)
Progenics Pharmaceuticals, Inc.	9,940,101	—	(4,842,015)
SCYNEXIS, Inc.,	3,325,000	2,260,000	—
SCYNEXIS, Warrants, 3/14/2019	—	1,695,000	—
SCYNEXIS, Warrants, 4/6/2021	848,250	—	—
SCYNEXIS, Warrants, 3/8/2023	—	1,017,000	—
Soteira, Inc.	959,018	—	—
Tandem Diabetes Care, Inc.*	—	2,203,700	(943,700)
Uniqure N.V.	—	1,392,471	(192,471)
Information Technology:
Zuora, Inc.*	—	1,000,000	(50,000)
Affiliated Issuers no longer in the portfolio at period end	273,251	—	(273,251)
TOTAL OF AFFILIATED TRANSACTIONS	45,829,781	22,649,506	(7,518,332)
Annual Shareholder Report
12

Balance of Shares Held 10/31/2018	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)**	Dividend Income**

865,685	$33,224,990	$9,427,310	$—	$670,906

1,793,314	$1,793,314	$101,676,650	$—	$—
564,030	$45,128,040	$24,033,249	$9,306,991	$—
2,349,072	$11,087,620	$(4,232,017)	$—	$—
8,019,000	$5,156,217	$(2,862,783)
5,502,500	$11,335,150	$5,354,750	$—	$—
1,735,000	$1,346,707	$(308,830)	$—	$—
3,445,000	$2,176,551	$(576,349)	$—	$—
12,000,000	$141,000,000	$(87,681,225)	$(466,870)	$—
6,075,000	$66,642,750	$29,411,390	$(566,140)	$—
5,098,086	$25,541,411	$(3,344,542)	$3,201,096	$—
5,585,000	5,585,000	$(4,817,900)	$—	$—
1,695,000	$17,458	$17,458	$—	$—
848,250	$126,729	$(672,577)	$—	$—
1,017,000	$376,900	$376,900	$—	$—
959,018	$—	$—	$—	$—
1,260,000	$47,388,600	$44,868,600	$23,395,102	$—
1,200,000	$30,876,000	$(4,152,320)	$1,160,197	$—

950,000	$19,399,000	$2,149,352	$260,730	$—
—	$—	$997,705	$(997,705)	$—
60,960,955	$448,202,437	$109,664,821	$35,293,401	$670,906
*	At October 31, 2018, the Fund no longer has ownership of at least 5% of the voting shares.
**	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
Annual Shareholder Report
13

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 10/31/2017	145,562,751	723,061,148	868,623,899
Purchases/Additions	2,142,069,193	4,276,040,422	6,418,109,615
Sales/Reductions	(2,184,356,288)	(3,291,021,968)	(5,475,378,256)
Balance of Shares Held 10/31/2018	103,275,656	1,708,079,602	1,811,355,258
Value	$103,275,656	$1,708,250,410	$1,811,256,066
Change in Unrealized Appreciation/ Depreciation	N/A	$90,314	$90,314
Net Realized Gain/(Loss)	N/A	$(92,084)	$(92,084)
Dividend Income	$2,263,094	$27,872,900	$30,135,994
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	Non-income-producing security.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2018, these restricted securities amounted to $974,563, which represented 0.0% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees").
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $4,565,876,742.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
14

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$3,568,794,395	$—	$1,073,029	$3,569,867,424
International	586,298,032	416,051,849	—	1,002,349,881
Preferred Stocks
Domestic	—	—	7,792,982	7,792,982
Debt Securities:
Warrants	—	6,365,044	—	6,365,044
Investment Company	1,811,526,066	—	—	1,811,526,066
TOTAL SECURITIES	$5,966,618,493	$422,416,893	$8,866,011	$6,397,901,397
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
SA	—Support Agreement
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.06	$5.27	$6.02	$6.60	$6.59
Income From Investment Operations:
Net investment income (loss)	(0.06)[1]	(0.06)[1]	(0.05)[1]	(0.08)[1]	(0.09)[1]
Net realized and unrealized gain (loss)	0.69	1.37	0.16	0.46	0.98
TOTAL FROM INVESTMENT OPERATIONS	0.63	1.31	0.11	0.38	0.89
Less Distributions:
Distributions from net realized gain	(0.66)	(0.52)	(0.86)	(0.96)	(0.88)
Net Asset Value, End of Period	$6.03	$6.06	$5.27	$6.02	$6.60
Total Return[2]	11.64%	26.97%	1.77%	6.29%	14.54%
Ratios to Average Net Assets:
Net expenses	1.95%	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(1.02)%	(1.13)%	(1.00)%	(1.22)%	(1.27)%
Expense waiver/reimbursement[4]	0.03%	0.04%	0.06%	0.05%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,491,496	$1,324,155	$1,364,222	$1,582,916	$1,550,663
Portfolio turnover	33%	47%	55%	51%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95% and 1.95% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.15	$4.58	$5.36	$6.00	$6.10
Income From Investment Operations:
Net investment income (loss)	(0.08)[1]	(0.08)[1]	(0.07)[1]	(0.10)[1]	(0.11)[1]
Net realized and unrealized gain (loss)	0.58	1.17	0.15	0.42	0.89
TOTAL FROM INVESTMENT OPERATIONS	0.50	1.09	0.08	0.32	0.78
Less Distributions:
Distributions from net realized gain	(0.66)	(0.52)	(0.86)	(0.96)	(0.88)
Net Asset Value, End of Period	$4.99	$5.15	$4.58	$5.36	$6.00
Total Return[2]	11.11%	26.16%	1.34%	5.83%	13.83%
Ratios to Average Net Assets:
Net expenses	2.46%	2.47%[3]	2.48%[3]	2.48%[3]	2.50%[3]
Net investment income (loss)	(1.54)%	(1.65)%	(1.52)%	(1.74)%	(1.81)%
Expense waiver/reimbursement[4]	0.03%	0.03%	0.03%	0.03%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,468	$65,410	$72,634	$99,777	$123,679
Portfolio turnover	33%	47%	55%	51%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.47%, 2.48%, 2.48% and 2.50% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$5.14	$4.57	$5.36	$6.00	$6.10
Income From Investment Operations:
Net investment income (loss)	(0.08)[1]	(0.08)[1]	(0.07)[1]	(0.10)[1]	(0.11)[1]
Net realized and unrealized gain (loss)	0.59	1.17	0.14	0.42	0.89
TOTAL FROM INVESTMENT OPERATIONS	0.51	1.09	0.07	0.32	0.78
Less Distributions:
Distributions from net realized gain	(0.66)	(0.52)	(0.86)	(0.96)	(0.88)
Net Asset Value, End of Period	$4.99	$5.14	$4.57	$5.36	$6.00
Total Return[2]	11.36%	26.22%	1.15%	5.86%	13.83%
Ratios to Average Net Assets:
Net expenses	2.46%	2.47%[3]	2.48%[3]	2.48%[3]	2.50%[3]
Net investment income (loss)	(1.56)%	(1.65)%	(1.52)%	(1.75)%	(1.81)%
Expense waiver/reimbursement[4]	0.03%	0.03%	0.03%	0.03%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$144,284	$306,011	$343,129	$418,926	$427,755
Portfolio turnover	33%	47%	55%	51%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.47%, 2.48%, 2.48% and 2.50% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.07	$5.28	$6.03	$6.61	$6.60
Income From Investment Operations:
Net investment income (loss)	(0.06)[1]	(0.06)[1]	(0.05)[1]	(0.08)[1]	(0.08)[1]
Net realized and unrealized gain (loss)	0.69	1.37	0.16	0.46	0.97
TOTAL FROM INVESTMENT OPERATIONS	0.63	1.31	0.11	0.38	0.89
Less Distributions:
Distributions from net realized gain	(0.66)	(0.52)	(0.86)	(0.96)	(0.88)
TOTAL DISTRIBUTIONS	(0.66)	(0.52)	(0.86)	(0.96)	(0.88)
Net Asset Value, End of Period	$6.04	$6.07	$5.28	$6.03	$6.61
Total Return[2]	11.62%	26.92%	1.76%	6.28%	14.52%
Ratios to Average Net Assets:
Net expenses	1.95%	1.95%[3]	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(1.03)%	(1.14)%	(1.00)%	(1.22)%	(1.27)%
Expense waiver/reimbursement[4]	0.27%	0.28%	0.29%	0.29%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$3,877,851	$3,704,278	$3,206,317	$3,452,182	$3,497,459
Portfolio turnover	33%	47%	55%	51%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95% and 1.95% for the years ended October 31, 2017, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$6.10	$4.94
Income From Investment Operations:
Net investment income (loss)	(0.03)[2]	(0.03)[2]
Net realized and unrealized gain (loss)	0.70	1.19
TOTAL FROM INVESTMENT OPERATIONS	0.67	1.16
Less Distributions:
Distributions from net realized gain	(0.66)	—
Net Asset Value, End of Period	$6.11	$6.10
Total Return[3]	12.29%	23.48%
Ratios to Average Net Assets:
Net expenses	1.46%	1.47%[4,5]
Net investment income (loss)	(0.52)%	(0.67)%[4]
Expense waiver/reimbursement[6]	0.03%	0.03%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$325,596	$198,762
Portfolio turnover	33%	47%[7]
1	Reflects operations for the period from December 29, 2016 (date of initial investment) to October 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratio is 1.47% for the period from December 29, 2016 (date of initial investment) to October 31, 2017, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from November 1, 2016 to October 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $506,571,467 of securities loaned, including $1,811,526,066 of investment in affiliated holdings and including $381,414,837 of investments in affiliated companies (identified cost $4,546,243,074)		$6,397,901,397
Cash		1,766,149
Cash denominated in foreign currencies (identified cost $2,385,242)		2,374,341
Income receivable		258,234
Income receivable from affiliated holdings		4,932,688
Receivable for investments sold		16,896,842
Receivable for shares sold		2,090,253
TOTAL ASSETS		6,426,219,904
Liabilities:
Payable for investments purchased	$15,026,891
Payable for shares redeemed	4,173,071
Payable for collateral due to broker for securities lending	511,618,353
Payable for investment adviser fee (Note 5)	201,529
Payable for administrative fees (Note 5)	12,645
Payable for distribution services fee (Note 5)	1,253,267
Payable for other service fees (Notes 2 and 5)	3,102,789
Accrued expenses (Note 5)	1,136,984
TOTAL LIABILITIES		536,525,529
Net assets for 981,119,331 shares outstanding		$5,889,694,375
Net Assets Consist of:
Paid-in capital		$3,333,680,938
Total distributable earnings		2,556,013,437
TOTAL NET ASSETS		$5,889,694,375
Annual Shareholder Report
21

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,491,496,035 ÷ 247,262,816 shares outstanding), no par value, unlimited shares authorized	$6.03
Offering price per share (100/94.50 of $6.03)	$6.38
Redemption proceeds per share	$6.03
Class B Shares:
Net asset value per share ($50,467,954 ÷ 10,103,789 shares outstanding), no par value, unlimited shares authorized	$4.99
Offering price per share	$4.99
Redemption proceeds per share (94.50/100 of $4.99)	$4.72
Class C Shares:
Net asset value per share ($144,283,828 ÷ 28,941,709 shares outstanding), no par value, unlimited shares authorized	$4.99
Offering price per share	$4.99
Redemption proceeds per share (99.00/100 of $4.99)	$4.94
Class R Shares:
Net asset value per share ($3,877,850,636 ÷ 641,507,698 shares outstanding), no par value, unlimited shares authorized	$6.04
Offering price per share	$6.04
Redemption proceeds per share	$6.04
Institutional Shares:
Net asset value per share ($325,595,922 ÷ 53,303,319 shares outstanding), no par value, unlimited shares authorized	$6.11
Offering price per share	$6.11
Redemption proceeds per share	$6.11
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $21,239,973 received from affiliated companies and holdings* and net of foreign taxes withheld of $925,805)		$52,721,710
Net income on securities loaned (includes $9,566,927 received from affiliated holdings related to cash collateral balances*)		4,325,261
Interest		67,138
TOTAL INCOME		57,114,109
Expenses:
Investment adviser fee (Note 5)	$80,110,422
Administrative fee (Note 5)	4,939,143
Custodian fees	438,197
Transfer agent fee	4,849,576
Directors'/Trustees' fees (Note 5)	49,693
Auditing fees	44,510
Legal fees	8,615
Portfolio accounting fees	202,746
Distribution services fee (Note 5)	26,659,136
Other service fees (Notes 2 and 5)	14,705,622
Share registration costs	114,847
Printing and postage	203,170
Miscellaneous (Note 5)	72,328
TOTAL EXPENSES	132,398,005
Annual Shareholder Report
23

Statement of Operations–continued
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,560,948)
Waiver of other operating expenses (Note 5)	(9,945,576)
TOTAL WAIVERS AND REIMBURSEMENT		(11,506,524)
Net expenses			120,891,481
Net investment income (loss)			(63,777,372)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $35,201,317 on sales of investments in affiliated companies and holdings*)			834,474,632
Net realized gain on foreign currency transactions			882,266
Net realized gain on foreign exchange contracts			614
Net realized loss on futures contracts			(4,021,121)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $109,755,135 on investments in affiliated companies and holdings*)			(118,414,699)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			1,062
Net change in unrealized depreciation of futures contracts			1,901,944
Net realized and unrealized gain on investments, futures contracts, foreign exchange contracts and foreign currency transactions			714,824,698
Change in net assets resulting from operations			$651,047,326
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(63,777,372)	$(61,634,593)
Net realized gain	831,336,391	663,164,156
Net change in unrealized appreciation/depreciation	(116,511,693)	649,239,318
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	651,047,326	1,250,768,881
Distributions to Shareholders (Note 2):
Class A Shares	(142,517,623)	(131,522,749)
Class B Shares	(8,041,679)	(7,988,258)
Class C Shares	(38,639,046)	(37,855,213)
Class R Shares	(399,626,973)	(310,416,372)
Institutional Shares	(21,433,572)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(610,258,893)	(487,782,592)
Share Transactions:
Proceeds from sale of shares	583,636,412	423,502,032
Net asset value of shares issued to shareholders in payment of distributions declared	571,902,658	456,661,373
Cost of shares redeemed	(905,249,274)	(1,030,835,792)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	250,289,796	(150,672,387)
Change in net assets	291,078,229	612,313,902
Net Assets:
Beginning of period	5,598,616,146	4,986,302,244
End of period	$5,889,694,375	$5,598,616,146
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective December 1, 2017, Class B Shares closed to new accounts and to new investors.
Effective February 1, 2018, Class B Shares closed to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
Effective June 18, 2018, Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents,
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26

fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is
Annual Shareholder Report
27

considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursement of $11,506,524 is disclosed in various locations in Note 5. For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
Transfer Agent Fees Incurred
Class A Shares	$1,272,578
Class B Shares	52,796
Class C Shares	246,425
Class R Shares	3,045,235
Institutional Shares	232,542
TOTAL	$4,849,576
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
All distributions as indicated on the Statement of Changes in Net Assets for the year ended October 31, 2017 were from net realized gains. Accumulated net investment income (loss) at October 31, 2017 was $(63,552,443).
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,658,634
Class B Shares	151,837
Class C Shares	710,127
Class R Shares	10,185,024
TOTAL	$14,705,622
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage cash flows and duration, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of cash, which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin
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account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
The average notional value of short futures contracts held by the Fund throughout the period was $14,313,674. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign exchange contracts	Total
Equity contracts	$(4,021,121)	$—	$(4,021,121)
Foreign exchange contracts	—	614	614
TOTAL	$ (4,021,121)	$614	$(4,020,507)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$1,901,944
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
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As of October 31, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$506,571,467	$511,618,353
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at October 31, 2018, is as follows:
Security	Acquisition Date	Cost	Market Value
Apollo Investment Fund V	5/18/2001	$0	$167,558
Expand Networks Ltd.	9/22/2000	$2,500,000	$0
FA Private Equity Fund IV LP	3/4/2002	$0	$453,523
Infrastructure Fund	8/11/2000	$404,496	$0
Latin Healthcare Fund	11/28/2000	$0	$353,482
Multiplex, Inc., Pfd., Series C	2/22/2001	$5,000,001	$0
Sensable Technologies, Inc.	10/15/2004	$0	$0
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	46,465,461	$295,885,204	22,918,998	$123,706,638
Shares issued to shareholders in payment of distributions declared	24,484,553	132,216,584	24,884,485	123,178,204
Shares redeemed	(42,317,174)	(262,640,110)	(87,970,074)	(472,371,747)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	28,632,840	$165,461,678	(40,166,591)	$(225,486,905)

Year Ended October 31	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	286,858	$2,085,863	1,539,328	$7,027,438
Shares issued to shareholders in payment of distributions declared	1,739,879	7,812,058	1,824,313	7,716,845
Shares redeemed	(4,628,452)	(23,707,477)	(6,528,548)	(30,090,278)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,601,715)	$(13,809,556)	(3,164,907)	$(15,345,995)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,439,886	$33,513,903	6,750,407	$30,680,847
Shares issued to shareholders in payment of distributions declared	8,283,090	37,108,241	7,708,762	32,530,974
Shares redeemed	(45,296,125)	(239,748,093)	(29,991,018)	(138,612,528)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(30,573,149)	$(169,125,949)	(15,531,849)	$(75,400,707)

Year Ended October 31	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	13,055,958	$81,089,481	9,874,597	$53,685,469
Shares issued to shareholders in payment of distributions declared	69,426,558	375,597,677	59,120,031	293,235,350
Shares redeemed	(51,396,423)	(318,994,039)	(65,729,130)	(355,039,070)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	31,086,093	$137,693,119	3,265,498	$(8,118,251)
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	Year Ended 10/31/2018		Period Ended 10/31/2017[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	26,776,051	$171,061,961	38,657,532	$208,401,640
Shares issued to shareholders in payment of distributions declared	3,523,547	19,168,098	—	—
Shares redeemed	(9,592,939)	(60,159,555)	(6,060,872)	(34,722,169)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	20,706,659	$130,070,504	32,596,660	$173,679,471
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	47,250,728	$250,289,796	(23,001,189)	$(150,672,387)
1	Reflects operations for the period from December 29, 2016 (date of initial investment) to October 31, 2017.
Redemption Fees
The Fund's Class R Shares imposes a redemption fee of 0.20% on the redemption price of the Fund's Class R Shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class R Shares expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Excess fee proceeds, if any, are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2018 and October 31, 2017, redemption fees of $498,526 and $558,359 respectively, were allocated to cover the cost of redemptions.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for allocated income from partnerships, return of capital adjustments, foreign currency reclassifications, net operating losses, passive foreign investment company gains and losses, short-term capital gain reclassifications and discount accretion/premium amortization on debt securities.
For the year ended October 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(22,163,349)	$65,634,707	$(43,471,358)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
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The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Long-term capital gains	$610,258,893	$487,782,592
As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$1,832,025,473
Undistributed long-term capital gains	$778,401,053
Ordinary loss deferral	$(54,413,089)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for passive foreign investment company adjustments, deferral of losses on wash sales and partnership adjustments.
At October 31, 2018, the cost of investments for federal tax purposes was $4,565,876,742. The net unrealized appreciation of investments for federal tax purposes was $1,832,024,655. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,959,857,531 and net unrealized depreciation from investments for those securities having an excess of cost over value of $127,832,876. The amounts presented are inclusive of derivative contracts.
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2018, for federal income tax purposes, a late year ordinary loss of $54,413,089 was deferred to November 1, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Pursuant to the settlement of certain litigation, the Adviser has agreed, for a period continuing through June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also, as part of the settlement agreement, effective July 1, 2012 and continuing through June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2018, the Adviser waived $517,122 of its fee. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $1,043,826.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2018, the Sub-Adviser earned a fee of $65,690,546.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,669,477	$(66,562)
Class B Shares	455,510	—
Class C Shares	2,130,383	—
Class R Shares	20,403,766	(9,879,014)
TOTAL	$26,659,136	$(9,945,576)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $13,850,857 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $104,153 in sales charges from the sale of Class A Shares. FSC also retained $87,782 of CDSC relating to redemptions of Class B Shares and $10,116 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2018, FSSC received $7,399,950 of the other service fees disclosed in Note 2.
Commitments and Contingencies
In the course of pursuing its investment objective, the Fund may invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2018 the Fund had total commitments to limited partnerships and limited liability companies of $29,316,000; of this amount, $28,620,656 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $695,344.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50%, 1.95% and 1.50% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
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Interfund Transactions
During the year ended October 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $7,948,396 and $70,129,244, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$1,706,118,367
Sales	$2,709,868,025
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At October 31, 2018, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	93.3%
Netherlands	3.7%
Belgium	2.4%
Brazil	1.9%
Italy	1.6%
China	1.4%
Canada	0.8%
Denmark	0.7%
Cambodia	0.5%
Israel	0.5%
Norway	0.5%
United Kingdom	0.5%
France	0.4%
Switzerland	0.4%
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8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $610,258,893.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Kaufmann Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights of for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$988.50	$9.77
Class B Shares	$1,000	$984.20	$12.30
Class C Shares	$1,000	$988.10	$12.33
Class R Shares	$1,000	$986.90	$9.82
Institutional Shares	$1,000	$991.90	$7.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.40	$9.91
Class B Shares	$1,000	$1,012.80	$12.48
Class C Shares	$1,000	$1,012.80	$12.48
Class R Shares	$1,000	$1,015.30	$9.96
Institutional Shares	$1,000	$1,017.80	$7.43
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.95%
Class B Shares	2.46%
Class C Shares	2.46%
Class R Shares	1.96%
Institutional Shares	1.46%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated Kaufmann Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
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that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and
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net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as
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alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Goup, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The CCO noted that, in 2017, while the Fund's expenses were above median relative to its Peer Group, those fees remained reasonable in light of its extensive bottom-up investment process, the relative expense of that process, the resulting estimated profitability of the Fund over time, and the performance generated over time compared to its Peer Group.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
In the case of the Fund, Federated does not manage any Comparable Funds/Accounts in the style of the Fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
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The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to
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the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in
Annual Shareholder Report
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expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO Fee Evaluation Report also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2012 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size. The CCO Fee Evaluation Report also noted that the Board is aware of the provisions agreed upon in the settlement of the Kaufmann Fund fee litigation under which, starting July 1, 2011 and for a period of ten years thereafter, a cap on the net investment advisory fee is imposed and under which additional breakpoints are required upon the Fund reaching $8 billion, $9 billion, $10 billion and $12 billion in size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by
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virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
CUSIP 314172644
CUSIP 31421N873
26396 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | KLCAX	C | KLCCX	R | KLCKX
	Institutional | KLCIX	R6 | KLCSX

Federated Kaufmann Large Cap Fund
Fund Established 2007

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Large Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018, was 7.45% for the Class A Shares, 6.64% for the Class C Shares, 7.05% for the Class R Shares, 7.72% for the Institutional Shares and 7.79% for the Class R6 Shares. The total return of the Russell 1000® Growth Index (R1000G),1 the Fund's broad-based securities market index, was 10.71% for the same period. The total return of the Morningstar Large Growth Funds Average (MLGFA),2 a peer group average for the Fund, was 8.70% for the same period. The Fund's and MLGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the R1000G.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
Market Overview
During the reporting period, returns in most global equity markets increased as economic growth remained solid around the world. The U.S. Federal Reserve (the “Fed”) continued with its path of raising rates. As U.S. GDP growth accelerated due to the fiscal stimulus of late 2017, this strengthened the U.S. Dollar Index.4 As global central banks reversed the extreme easing policies in western countries, economies reacted positively. The U.S. passing of a large fiscal stimulus in late 2017 along with the administration's business-friendly stance helped U.S. growth outpace much of the world. However, as U.S. trade tensions mounted throughout the year, volatility increased during the reporting period.
Stock Selection
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as still relatively accommodative monetary policies by the Fed and other central banks around the world. Monetary accommodation combined with the more aggressive fiscal stance also helped to boost earnings for most of the S&P 500 Index constituents. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to find attractive large-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
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1

The majority of the Fund underperformance versus the R1000G was due to stock selection, particularly in the Financials, Industrials and Consumer Discretionary sectors. Individual companies that most contributed to Fund performance during the reporting period were: Amazon.com, Veeva Systems, Salesforce.com, RedHat and MasterCard. Holdings that negatively affected Fund performance were: Genmab, Alnylam, Facebook, Halliburton and Broadcom.
Sector Exposure
At the end of the reporting period, approximately 78% of the portfolio was invested in four large sectors: Information Technology, Health Care, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. Underweighting the Information Technology sector benefited relative performance versus the R1000G.
International Exposure
Stock selection of companies domiciled outside the U.S. was a negative contributor to Fund performance. Approximately 9.6% of the Fund's assets were invested in such companies during the reporting period.
Effect of Cash Holdings
The Fund had significant outflows during the reporting period which resulted in an average cash position of 2%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance versus the R1000G.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MLGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Large Cap Fund from October 31, 2008 to October 31, 2018, compared to the Russell 1000® Growth Index (R1000G)2 and the Morningstar Large Growth Funds Average (MLGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2018
■	Total returns shown for Class A shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	1.55%	9.31%	14.71%
Class C Shares	5.64%	9.70%	14.43%
Class R Shares	7.05%	10.12%	14.87%
Institutional Shares	7.72%	10.83%	15.65%
Class R6 Shares[4]	7.79%	10.89%	15.57%
R1000G	10.71%	13.43%	15.45%
MLGFA	8.70%	11.05%	13.73%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G and the MLGFA have been adjusted to reflect the reinvestment of dividends on securities in the index and average.
2	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The R1000G is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The R1000G is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The R1000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Class R6 Shares commenced operations on December 30, 2013. For the period prior to the commencement of operations of Class R6 Shares, the performance information shown is for the Fund's Institutional Shares adjusted to reflect expenses of the Class R6 Shares for each year for which the expenses of Class R6 Shares would have exceeded the actual expenses paid by Institutional Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	29.4%
Health Care	22.4%
Consumer Discretionary	14.8%
Industrials	10.9%
Communication Services	6.1%
Financials	5.9%
Real Estate	3.7%
Materials	3.0%
Consumer Staples	1.7%
Energy	0.5%
Securities Lending Collateral[2]	4.0%
Cash Equivalents[3]	1.3%
Other Assets and Liabilities—Net[4]	(3.7)%
TOTAL	100%
1	Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2018
Shares			Value
		COMMON STOCKS—98.4%
		Communication Services—6.1%
60,500	[1]	Alphabet, Inc.	$65,980,090
285,000	[1]	Facebook, Inc.	43,260,150
1,225,000	[1]	T-Mobile USA, Inc.	83,973,750
		TOTAL	193,213,990
		Consumer Discretionary—14.8%
203,400	[1]	Alibaba Group Holding Ltd., ADR	28,939,752
57,285	[1]	Amazon.com, Inc.	91,542,003
18,000	[1,2]	Booking Holdings, Inc.	33,742,440
861,200		Hilton Worldwide Holdings, Inc.	61,291,604
320,000		Home Depot, Inc.	56,281,600
1,025,500		Las Vegas Sands Corp.	52,331,265
195,500	[1]	Lululemon Athletica, Inc.	27,512,715
20	[1,3]	New Cotai LLC/Capital	0
500,000		TJX Cos., Inc.	54,940,000
216,700	[1]	Ulta Beauty, Inc.	59,488,484
		TOTAL	466,069,863
		Consumer Staples—1.7%
268,900		Constellation Brands, Inc., Class A	53,572,947
		Energy—0.5%
445,000		Halliburton Co.	15,432,600
		Financials—5.9%
1,168,517	[2]	Bank of New York Mellon Corp.	55,305,910
149,900		BlackRock, Inc.	61,671,858
630,200		JPMorgan Chase & Co.	68,704,404
		TOTAL	185,682,172
		Health Care—22.4%
490,000		Abbott Laboratories	33,780,600
175,000	[1]	Align Technology, Inc.	38,710,000
631,300	[1,2]	Alnylam Pharmaceuticals, Inc.	50,775,459
30,100	[1]	Biogen, Inc.	9,158,527
2,000,000	[1]	Boston Scientific Corp.	72,280,000
123,220	[1]	Dexcom, Inc.	16,359,919
259,512	[1]	Edwards Lifesciences Corp.	38,303,971
525,000	[1,2]	Elanco Animal Health, Inc.	16,002,000
533,780	[1]	Galapagos NV, ADR	54,835,220
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Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
323,791	[1]	Genmab A/S	$44,355,025
290,300	[1]	IDEXX Laboratories, Inc.	61,578,436
161,800	[1,2]	Illumina, Inc.	50,344,070
195,300		Merck & Co., Inc.	14,376,033
232,534		Stryker Corp.	37,721,666
1,010,000	[1]	Veeva Systems, Inc.	92,263,500
191,000	[1]	Vertex Pharmaceuticals, Inc.	32,366,860
450,000		Zoetis, Inc.	40,567,500
		TOTAL	703,778,786
		Industrials—10.9%
1,166,100	[1]	AerCap Holdings NV	58,398,288
929,200	[1,2]	IHS Markit Ltd.	48,810,876
577,800		Ingersoll-Rand PLC, Class A	55,434,132
420,600		Raytheon Co.	73,621,824
265,800		Roper Technologies, Inc.	75,194,820
345,000	[1]	XPO Logistics, Inc.	30,836,100
		TOTAL	342,296,040
		Information Technology—29.4%
45,800		Activision Blizzard, Inc.	3,162,490
235,000		Apple, Inc.	51,432,100
285,000		Broadcom, Inc.	63,694,650
1,140,000	[1,2]	Dropbox, Inc.	26,755,800
447,600	[1]	GoDaddy, Inc.	32,750,892
923,000	[2]	Marvell Technology Group Ltd.	15,146,430
387,300		Mastercard, Inc.	76,557,591
1,090,500		Microsoft Corp.	116,476,305
1,166,300	[1,2]	Pagseguro Digital Ltd.	31,478,437
435,000	[1,2]	Red Hat, Inc.	74,663,400
625,000	[1]	Salesforce.com, Inc.	85,775,000
396,300	[1]	ServiceNow, Inc.	71,746,152
566,000	[1,2]	Splunk, Inc.	56,509,440
681,900		Visa, Inc., Class A	93,999,915
316,100	[1]	Workday, Inc.	42,047,622
916,800	[1]	WorldPay, Inc.	84,198,912
		TOTAL	926,395,136
		Materials—3.0%
366,325	[2]	Albemarle Corp.	36,346,766
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Shares			Value
		COMMON STOCKS—continued
		Materials—continued
147,100		Sherwin-Williams Co.	$57,879,437
		TOTAL	94,226,203
		Real Estate—3.7%
1,400,000	[1,2]	CBRE Group, Inc.	56,406,000
562,400	[2]	Crown Castle International Corp.	61,155,376
		TOTAL	117,561,376
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,120,162,252)	3,098,229,113
		INVESTMENT COMPANIES—5.3%
42,486,279		Federated Government Obligations Fund, Premier Shares, 2.08%[4]	42,486,279
125,145,435		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[4]	125,157,949
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $167,641,264)	167,644,228
		TOTAL INVESTMENT IN SECURITIES—103.7% (IDENTIFIED COST $2,287,803,515)[5]	3,265,873,341
		OTHER ASSETS AND LIABILITIES - NET—(3.7)%[6]	(115,376,634)
		TOTAL NET ASSETS—100%	$3,150,496,707
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 10/31/2017	—	179,711,509	179,711,509
Purchases/Additions	655,893,821	1,794,816,364	2,450,710,185
Sales/Reductions	(613,407,542)	(1,849,382,438)	(2,462,789,980)
Balance of Shares Held 10/31/2018	42,486,279	125,145,435	167,631,714
Value	$42,486,279	$125,157,949	$167,644,228
Change in Unrealized Appreciation/Depreciation	N/A	$762	$762
Net Realized Gain/(Loss)	N/A	$(1,761)	$(1,761)
Dividend Income	$489,068	$2,752,568	$3,241,636
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
Annual Shareholder Report
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4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $2,292,383,251.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$2,809,641,829	$—	$0	$2,809,641,829
International	244,232,259	44,355,025	—	288,587,284
Investment Companies	167,644,228	—	—	$167,644,228
TOTAL SECURITIES	$3,221,518,316	$44,355,025	$0	$3,265,873,341
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.38	$18.86	$18.80	$18.39	$16.13
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss)	1.77	4.58	0.09	1.13	2.65
TOTAL FROM INVESTMENT OPERATIONS	1.72	4.52	0.06	1.11	2.61
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gain	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
TOTAL DISTRIBUTIONS	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
Net Asset Value, End of Period	$24.76	$23.38	$18.86	$18.80	$18.39
Total Return[3]	7.45%	23.97%	0.33%	6.14%	16.42%
Ratios to Average Net Assets:
Net expenses	1.08%	1.08%	1.09%[4]	1.09%[4]	1.15%[4]
Net investment income (loss)	(0.20)%	(0.19)%	(0.15)%	(0.12)%	(0.23)%
Expense waiver/reimbursement[5]	0.11%	0.11%	0.12%	0.11%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$539,812	$609,630	$772,575	$968,786	$485,104
Portfolio turnover	35%	44%	34%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.09%, 1.09% and 1.15% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.69	$17.64	$17.72	$17.50	$15.48
Income From Investment Operations:
Net investment income (loss)[1]	(0.22)	(0.32)	(0.16)	(0.16)	(0.17)
Net realized and unrealized gain (loss)	1.64	4.37	0.08	1.08	2.54
TOTAL FROM INVESTMENT OPERATIONS	1.42	4.05	(0.08)	0.92	2.37
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gain	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
TOTAL DISTRIBUTIONS	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
Net Asset Value, End of Period	$22.77	$21.69	$17.64	$17.72	$17.50
Total Return[3]	6.64%	22.96%	(0.44)%	5.34%	15.54%
Ratios to Average Net Assets:
Net expenses	1.85%	1.86%	1.86%[4]	1.87%[4]	1.93%[4]
Net investment income (loss)	(0.97)%	(0.96)%	(0.93)%	(0.89)%	(1.03)%
Expense waiver/reimbursement[5]	0.09%	0.09%	0.10%	0.09%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$387,474	$445,081	$453,018	$492,637	$280,250
Portfolio turnover	35%	44%	34%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.86%, 1.87% and 1.93% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.42	$18.16	$18.17	$17.86	$15.74
Income From Investment Operations:
Net investment income (loss)[1]	(0.14)	(0.18)	(0.10)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	1.70	4.44	0.09	1.10	2.58
TOTAL FROM INVESTMENT OPERATIONS	1.56	4.26	(0.01)	1.01	2.47
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gain	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
TOTAL DISTRIBUTIONS	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
Net Asset Value, End of Period	$23.64	$22.42	$18.16	$18.17	$17.86
Total Return[3]	7.05%	23.46%	(0.05)%	5.74%	15.93%
Ratios to Average Net Assets:
Net expenses	1.47%	1.47%	1.47%[4]	1.48%[4]	1.55%[4]
Net investment income (loss)	(0.59)%	(0.58)%	(0.54)%	(0.48)%	(0.64)%
Expense waiver/reimbursement[5]	0.14%	0.14%	0.14%	0.14%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,350	$79,138	$76,336	$80,007	$72,580
Portfolio turnover	35%	44%	34%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.47%, 1.48% and 1.55% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.89	$19.22	$19.11	$18.64	$16.30
Income From Investment Operations:
Net investment income (loss)[1]	0.01	(0.01)	0.02	0.03	(0.00)
Net realized and unrealized gain (loss)	1.81	4.68	0.09	1.14	2.69
TOTAL FROM INVESTMENT OPERATIONS	1.82	4.67	0.11	1.17	2.69
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[2]	—
Distributions from net realized gain	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
TOTAL DISTRIBUTIONS	(0.34)	—	(0.00)[2]	(0.70)	(0.35)
Net Asset Value, End of Period	$25.37	$23.89	$19.22	$19.11	$18.64
Total Return[3]	7.72%	24.30%	0.58%	6.38%	16.74%
Ratios to Average Net Assets:
Net expenses	0.83%	0.84%	0.84%[4]	0.84%[4]	0.89%[4]
Net investment income (loss)	0.05%	0.05%	0.10%	0.13%	(0.01)%
Expense waiver/reimbursement[5]	0.09%	0.10%	0.11%	0.10%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,998,725	$2,024,361	$1,332,606	$1,556,775	$813,517
Portfolio turnover	35%	44%	34%	55%	68%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.84%, 0.84% and 0.89% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$23.94	$19.26	$19.13	$18.65	$16.81
Income From Investment Operations:
Net investment income (loss)[2]	0.03	0.02	0.03	0.04	0.01
Net realized and unrealized gain (loss)	1.81	4.66	0.10	1.14	1.83
TOTAL FROM INVESTMENT OPERATIONS	1.84	4.68	0.13	1.18	1.84
Less Distributions:
Distributions from net investment income	—	—	—	(0.00)[3]	—
Distributions from net realized gain	(0.34)	—	(0.00)[3]	(0.70)	—
TOTAL DISTRIBUTIONS	(0.34)	—	(0.00)[3]	(0.70)	—
Net Asset Value, End of Period	$25.44	$23.94	$19.26	$19.13	$18.65
Total Return[4]	7.79%	24.30%	0.69%	6.43%	10.95%
Ratios to Average Net Assets:
Net expenses	0.77%	0.78%	0.78%[5]	0.78%[5]	0.78%[5,6]
Net investment income (loss)	0.11%	0.11%	0.17%	0.21%	0.07%[6]
Expense waiver/reimbursement[7]	0.09%	0.09%	0.09%	0.09%	0.11%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$154,136	$102,285	$81,107	$189,120	$129,160
Portfolio turnover	35%	44%	34%	55%	68%[8]
1	Reflects operations for the period from December 30, 2013 (date of initial investment) to October 31, 2014.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.78%, 0.78% and 0.78% for the years ended October 31, 2016 and 2015, and for the period ended October 31, 2014, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $112,075,458 of securities loaned and including $167,644,228 of investment in affiliated holdings (identified cost $2,287,803,515)		$3,265,873,341
Cash denominated in foreign currencies (identified cost $1,442,950)		1,436,269
Income receivable		1,028,855
Income receivable from affiliated holdings		186,343
Receivable for investments sold		1,089,587
Receivable for shares sold		2,047,736
TOTAL ASSETS		3,271,662,131
Liabilities:
Payable for investments purchased	$2,467,664
Payable for shares redeemed	5,412,532
Bank overdraft	54,832
Payable for collateral due to broker for securities lending	111,902,396
Payable for investment adviser fee (Note 5)	55,692
Payable for administrative fees (Note 5)	6,755
Payable for distribution services fee (Note 5)	283,712
Payable for other service fees (Notes 2 and 5)	370,241
Accrued expenses (Note 5)	611,600
TOTAL LIABILITIES		121,165,424
Net assets for 126,632,992 shares outstanding		$3,150,496,707
Net Assets Consist of:
Paid-in capital		$1,874,494,935
Total distributable earnings		1,276,001,772
TOTAL NET ASSETS		$3,150,496,707
Annual Shareholder Report
15

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($539,811,899 ÷ 21,803,374 shares outstanding), no par value, unlimited shares authorized	$24.76
Offering price per share (100/94.50 of $24.76)	$26.20
Redemption proceeds per share	$24.76
Class C Shares:
Net asset value per share ($387,474,027 ÷ 17,015,500 shares outstanding), no par value, unlimited shares authorized	$22.77
Offering price per share	$22.77
Redemption proceeds per share (99.00/100 of $22.77)	$22.54
Class R Shares:
Net asset value per share ($70,349,763 ÷ 2,976,129 shares outstanding), no par value, unlimited shares authorized	$23.64
Offering price per share	$23.64
Redemption proceeds per share	$23.64
Institutional Shares:
Net asset value per share ($1,998,725,282 ÷ 78,779,990 shares outstanding), no par value, unlimited shares authorized	$25.37
Offering price per share	$25.37
Redemption proceeds per share	$25.37
Class R6 Shares:
Net asset value per share ($154,135,736 ÷ 6,057,999 shares outstanding), no par value, unlimited shares authorized	$25.44
Offering price per share	$25.44
Redemption proceeds per share	$25.44
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $1,453,354 received from an affiliated holding* and net of foreign taxes withheld of $249,545)		$29,410,379
Net income on securities loaned (includes $1,788,282 received from affiliated holdings related to cash collateral balances*)		267,833
Interest		844
TOTAL INCOME		29,679,056
Expenses:
Investment adviser fee (Note 5)	$25,121,118
Administrative fee (Note 5)	2,684,639
Custodian fees	158,891
Transfer agent fee (Note 2)	2,763,803
Directors'/Trustees' fees (Note 5)	28,124
Auditing fees	44,720
Legal fees	10,852
Portfolio accounting fees	201,355
Distribution services fee (Note 5)	3,674,448
Other service fees (Notes 2 and 5)	2,596,643
Share registration costs	86,842
Printing and postage	112,950
Miscellaneous (Note 5)	40,115
TOTAL EXPENSES	37,524,500
Annual Shareholder Report
17

Statement of Operations–continued
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,936,907)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(258,901)
TOTAL WAIVERS AND REIMBURSEMENTS		$(3,195,808)
Net expenses			$34,328,692
Net investment income (loss)			(4,649,636)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(1,761) on sales of investments in an affiliated holding*)			311,049,872
Net realized loss on foreign currency transactions			(107,354)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $762 on investments in an affiliated holding*)			(58,357,315)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			(18,343)
Net realized and unrealized gain on investments and foreign currency transactions			252,566,860
Change in net assets resulting from operations			$247,917,224
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(4,649,636)	$(4,966,863)
Net realized gain	310,942,518	101,926,466
Net change in unrealized appreciation/depreciation	(58,375,658)	547,441,902
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	247,917,224	644,401,505
Distributions to Shareholders (Note 2):
Class A Shares	(8,659,599)	—
Class C Shares	(6,839,566)	—
Class R Shares	(1,181,814)	—
Institutional Shares	(27,830,322)	—
Class R6 Shares	(2,120,024)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(46,631,325)	—
Share Transactions:
Proceeds from sale of shares	745,833,456	908,360,518
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Growth Fund	—	136,575,232
Net asset value of shares issued to shareholders in payment of distributions declared	42,026,424	—
Cost of shares redeemed	(1,099,144,777)	(1,144,483,953)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(311,284,897)	(99,548,203)
Change in net assets	(109,998,998)	544,853,302
Net Assets:
Beginning of period	3,260,495,705	2,715,642,403
End of period	$3,150,496,707	$3,260,495,705
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Large Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
On January 27, 2017, the Fund acquired all of the net assets of Hancock Horizon Growth Fund, an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Hancock Horizon Growth Fund's shareholders on January 26, 2017. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Hancock Horizon Growth Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of Hancock Horizon Growth Fund Investment Shares exchanged, a shareholder received 0.839 shares of the Fund's Class A Shares.
For every one share of Hancock Horizon Growth Fund Class C Shares exchanged, a shareholder received 0.681 shares of the Fund's Class A Shares.
For every one share of Hancock Horizon Growth Fund Institutional Shares exchanged, a shareholder received 0.869 shares of the Fund's Institutional Shares.
The Fund received net assets from Hancock Horizon Growth Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Hancock Horizon Growth Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
6,641,247	$136,575,232	$(19,163,422)	$2,820,288,589	$2,956,863,821
1	Unrealized Depreciation is included in the Net Assets Received amount shown above.
Annual Shareholder Report
20

Assuming the acquisition had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended October 31, 2017, were as follows:
Net investment income (loss)*	$(4,861,545)
Net realized and unrealized gain on investments	$674,350,944
Net increase in net assets resulting from operations	$669,489,399
*	Net investment income (loss) includes $89,600 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Hancock Horizon Growth Fund that have been included in the Fund's Statement of Changes in Net Assets as of October 31, 2017.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service,
Annual Shareholder Report
21

in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
Annual Shareholder Report
22

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets,
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23

except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $3,195,808 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$553,055	$(120,341)
Class C Shares	399,150	(200)
Class R Shares	208,634	(4,525)
Institutional Shares	1,582,986	(94,802)
Class R6 Shares	19,978	—
TOTAL	$2,763,803	$(219,868)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Accumulated net investment income (loss) at October 31, 2017, was $(4,935,377).
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,501,937
Class C Shares	1,094,706
TOTAL	$2,596,643
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
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Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$112,075,458	$111,902,396
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,119,521	$104,108,606	5,788,939	$119,936,591
Shares issued to shareholders in payment of distributions declared	346,427	7,988,596	1,057,802	21,388,759
Shares redeemed	(8,740,192)	(219,655,151)	(21,733,746)	(446,488,974)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,274,244)	$(107,557,949)	(14,887,005)	$(305,163,624)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,852,212	$43,127,241	2,663,061	$51,389,408
Shares issued to shareholders in payment of distributions declared	278,078	5,939,751	—	—
Shares redeemed	(5,632,280)	(130,821,400)	(7,829,618)	(153,060,252)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(3,501,990)	$(81,754,408)	(5,166,557)	$(101,670,844)

Year Ended October 31	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	523,691	$12,567,774	716,755	$14,440,954
Shares issued to shareholders in payment of distributions declared	50,689	1,120,225	—	—
Shares redeemed	(1,127,940)	(27,090,816)	(1,390,735)	(28,090,049)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(553,560)	$(13,402,817)	(673,980)	$(13,649,095)

Year Ended October 31	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	18,356,723	$471,530,037	33,145,783	$702,527,441
Shares issued to shareholders in payment of distributions declared	1,076,554	25,385,132	5,583,445	115,186,473
Shares redeemed	(25,394,702)	(649,434,393)	(23,306,493)	(497,871,832)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,961,425)	$(152,519,224)	15,422,735	$319,842,082
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Year Ended October 31	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,531,063	$114,499,798	941,987	$20,066,124
Shares issued to shareholders in payment of distributions declared	67,402	1,592,720	—	—
Shares redeemed	(2,812,907)	(72,143,017)	(881,777)	(18,972,846)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	1,785,558	$43,949,501	60,210	$1,093,278
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(12,505,661)	$(311,284,897)	(5,244,597)	$(99,548,203)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, net operating losses and return of capital adjustments on dividends received.
For the year ended October 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(5,096,415)	$4,539,046	$557,369
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Long-term capital gains	$46,631,325	$—
As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$973,482,426
Undistributed long-term capital gains	$307,565,313
Ordinary loss deferral	$(5,045,967)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At October 31, 2018, the cost of investments for federal tax purposes was $2,292,383,251. The net unrealized appreciation of investments for federal tax purposes was $973,490,090. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,038,125,276 and net unrealized depreciation from investments for those securities having an excess of cost over value of $64,635,186.
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Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of October 31, 2018, for federal income tax purposes, a late year ordinary loss of $5,045,967 was deferred to November 1, 2018.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the Adviser voluntarily waived $2,808,854 of its fee and voluntarily reimbursed $219,868 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $128,053.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2018, the Sub-Adviser earned a fee of $20,599,317.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$3,284,116	$—
Class R Shares	390,332	(39,033)
TOTAL	$3,674,448	$(39,033)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $191,432 of fees paid by the Fund. For the year ended October 31, 2018, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $80,462 in sales charges from the sale of Class A Shares. FSC also retained $3,685 of CDSC relating to redemptions of Class A Shares and $23,809 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2018, FSSC received $36,712 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.08%, 1.86%, 1.47%, 0.83% and 0.77% (the “Fee Limit”), respectively, up to but not
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including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2018, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $28,764,927.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$1,142,661,522
Sales	$1,380,004,274
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $46,631,325.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN LARGE CAP FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Large Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,009.80	$5.47
Class C Shares	$1,000	$1,005.70	$9.35
Class R Shares	$1,000	$1,008.10	$7.44
Institutional Shares	$1,000	$1,011.20	$4.21
Class R6 Shares	$1,000	$1,011.50	$3.90
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.80	$5.50
Class C Shares	$1,000	$1,015.90	$9.40
Class R Shares	$1,000	$1,017.80	$7.48
Institutional Shares	$1,000	$1,021.00	$4.23
Class R6 Shares	$1,000	$1,021.30	$3.92
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.08%
Class C Shares	1.85%
Class R Shares	1.47%
Institutional Shares	0.83%
Class R6 Shares	0.77%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated Kaufmann Large Cap Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a Federated fund). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
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that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and
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net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as
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alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risk associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and
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willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The
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information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and
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subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be view. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Large Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172446
CUSIP 314172438
CUSIP 314172420
CUSIP 314172412
CUSIP 314172131
39667 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | FKASX	B | FKBSX	C | FKCSX
	R | FKKSX	Institutional | FKAIX	R6 | FKALX

Federated Kaufmann Small Cap Fund
Fund Established 2002

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Small Cap Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018, was 18.10% for the Class A Shares, 17.36% for the Class B Shares, 17.36% for the Class C Shares, 18.15% for the Class R Shares, 18.65% for the Institutional Shares and 18.64% for the Class R6 Shares. The total return of the Russell SmallCap® Growth Index (R2000G),1 the Fund's broad-based securities market index, was 4.13% for the same period. The total return of the Morningstar Small Growth Funds Average (MSGFA),2 a peer group average for the Fund, was 8.31% for the same period. The Fund's and MSGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R2000G.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure, international exposure3 and the effect of cash holdings. These were the most significant factors affecting the Fund's performance relative to the R2000G.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, returns in most global equity markets increased as economic growth remained solid around the world. The U.S. Federal Reserve (the “Fed”) continued with its path raising of rates. As U.S. GDP growth accelerated due to the fiscal stimulus of late 2017, this strengthened the U.S. Dollar Index.4 As global central banks reversed the extreme easing policies in western countries, economies reacted positively. The U.S. passing of a large fiscal stimulus in late 2017 along with the administration's business-friendly stance helped the U.S. growth outpace much of the world. However, as U.S. trade tensions mounted throughout the year, volatility increased during the reporting period.
STOCK SELECTION
The key factor affecting performance from a macroeconomic standpoint was the improving U.S. economic fundamentals, as well as still relatively accommodative monetary policies by the Fed and other central banks around the world. Monetary accommodation combined with the more aggressive fiscal stance also helped to boost earnings for most of the S&P 500 Index constituents. Profitability of many of the companies in which the Fund invested remained strong throughout the reporting period. Fund management continued to find attractive small-cap growth investment opportunities–companies that are dominant competitors and that have strengthening fundamentals potentially delivering both near-term and long-term growth in sales and earnings.
Annual Shareholder Report

The majority of the Fund outperformance versus the R2000G was due to stock selection particularly in the Health Care, Information Technology and Industrial sectors. Individual companies that most contributed to Fund performance during the reporting period were: Argen-X, Tilray, Tandem Diabetes, Nektar Therapeutics and Wingstop. Holdings that negatively impacted Fund performance were: Tesaro, Camping World Holdings, Dynavax, Corcept Therapeutics and Spark Therapeutics.
SECTOR EXPOSURE
At the end of the reporting period, approximately 78% of the portfolio was invested in four large sectors: Health Care, Information Technology, Consumer Discretionary and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. Underweighting the Information Technology sector benefited relative performance versus the R2000G.
INTERNATIONAL EXPOSURE
Stock selection of companies domiciled outside the U.S. was a positive contributor to Fund performance; however, their group weight was a negative contributor. Approximately 16.07% of the Fund's assets were invested in such companies during the reporting period.
EFFECT OF CASH HOLDINGS
The Fund had significant outflows during the reporting period which resulted in an average cash position of 11.3%. In a rising market, the cash holdings resulted in a modest drag on relative Fund performance versus the R2000G.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R2000G.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSGFA.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
4	The U.S. Dollar Index indicates the general international value of the U.S. dollar by averaging the exchange rates between the U.S. dollar and six major world currencies. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Small Cap Fund from October 31, 2008 to October 31, 2018, compared to the Russell 2000® Growth Index (R2000G)2 and the Morningstar Small Growth Funds Average (MSGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES and institutional shares
Growth of $10,000 as of October 31, 2018
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	11.59%	13.71%	15.73%
Class B Shares	11.86%	14.11%	15.87%
Class C Shares	16.36%	14.35%	15.74%
Class R Shares	18.15%	15.05%	16.42%
Institutional Shares[4]	18.65%	15.30%	16.54%
Class R6 Shares[4]	18.64%	15.12%	16.45%
R2000G	4.13%	8.75%	13.89%
MSGFA	8.31%	8.58%	13.81%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R2000G and the MSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The R2000G is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The R2000G is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The R2000G is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
4	The Fund's Institutional Shares commenced operations on December 30, 2015. The Fund's Class R6 Shares commenced operations on September 1, 2017. It is anticipated that this class will have the lowest net expenses of all outstanding share classes. For the period prior to commencement of operations of the Institutional Shares and Class R6 shares, the performance information shown is for the Fund's Class A Shares and has not been adjusted to reflect expenses of the Institutional Shares or Class R6 Shares since Institutional Shares and Class R6 Shares have a lower expense ratio than Class A Shares. The performance of Class A Shares has been adjusted to remove an voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the period prior to commencement of operations of Institutional Shares and Class R6 Shares. Additionally, the performance information shown above has been adjusted to reflect the absence of any sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was as follows:
Sector	Percentage of Total Net Assets
Health Care	29.7%
Information Technology	25.9%
Consumer Discretionary	12.2%
Industrials	9.9%
Real Estate	5.3%
Financials	4.4%
Materials	2.4%
Communication Services	0.6%
Energy	0.5%
Consumer Staples	0.2%
Securities Lending Collateral[2]	18.7%
Cash Equivalents[3]	8.5%
Other Assets and Liabilities—Net[4]	(18.3)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification System (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2018
Shares			Value
		COMMON STOCKS—90.7%
		Communication Services—0.6%
917,200		Infrastrutture Wireless Italiane SPA	$6,387,517
764,400	[1]	Wise Talent Information Technology Co. Ltd.	2,501,420
		TOTAL	8,888,937
		Consumer Discretionary—12.0%
255,000	[1,2]	At Home Group, Inc.	6,971,700
800,000	[1]	Boohoo Group PLC	2,175,446
155,000	[1,2]	Canada Goose Holdings, Inc.	8,458,350
101,600		Choice Hotels International, Inc.	7,457,440
97,100	[1]	Delivery Hero SE	3,922,169
591,000		Delta Corp., Ltd.	1,885,863
136,000	[1,2]	Duluth Holdings, Inc.	4,179,280
88,000	[1,2]	Etsy, Inc.	3,741,760
320,000	[1,2]	Floor & Decor Holdings, Inc.	8,185,600
387,400	[1,2]	GreenTree Hospitality Group Ltd., ADR	3,893,370
107,600	[1]	GrubHub, Inc.	9,978,824
286,600	[1]	Hudson Ltd.	6,058,724
290,000	[1]	Just Eat PLC	2,250,123
140,000	[1,2]	Lakes Gaming, Inc.	2,543,800
335,000	[1]	Lovesac Co./The	6,378,400
199,100		Moncler S.p.A	6,906,666
10,438,000		NagaCorp Ltd.	9,516,511
200,000	[1]	National Vision Holdings, Inc.	8,286,000
339,000	[1]	Planet Fitness, Inc.	16,641,510
736,500		Samsonite International SA	2,110,012
230,300	[2]	Six Flags Entertainment Corp.	12,403,958
134,100	[1]	Takeaway.com Holding BV	7,893,995
54,300		Vail Resorts, Inc.	13,646,676
141,600	[1,2]	Weight Watchers International, Inc.	9,359,760
245,000	[2]	Wingstop, Inc.	15,341,900
400,000	[1]	YETI Holdings, Inc.	6,372,000
		TOTAL	186,559,837
		Consumer Staples—0.2%
400,000	[1,2]	Charlotte's Web Holdings, Inc.	3,813,286
		Energy—0.5%
75,800	[1,2]	Apergy Corp.	2,955,442
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Energy—continued
1,298,900	[1]	Independence Contract Drilling, Inc.	$5,208,589
		TOTAL	8,164,031
		Financials—4.4%
350,000	[1]	ARYA Sciences Acquisition Corp.	3,605,000
565,000	[2]	Ares Management LP	11,079,650
675,000		Chimera Investment Corp.	12,555,000
874,310		FinecoBank Banca Fineco SPA	9,150,394
280,000	[1,2]	Focus Financial Partners, Inc.	10,696,000
415,000	[2]	Hamilton Lane, Inc.	15,927,700
707,000		Mediobanca Spa	6,179,480
		TOTAL	69,193,224
		Health Care—29.5%
400,000	[1]	Aduro Biotech, Inc.	1,696,000
134,756	[1]	Albireo Pharma, Inc.	3,599,333
175,000	[1,2]	Allogene Therapeutics, Inc.	4,201,750
403,531	[1]	Amphastar Pharmaceuticals, Inc.	7,243,381
227,400	[1]	AnaptysBio, Inc.	16,991,328
253,560	[1]	Argenx SE	20,236,461
337,211	[1,2]	Argenx SE, ADR	26,980,252
63,300	[1,2]	Atara Biotherapeutics, Inc.	2,162,961
101,200	[1]	Axonics Modulation Technologies, Inc.	1,515,976
142,600	[1,2]	CRISPR Therapeutics AG	4,673,002
899,150	[1]	Calithera Biosciences, Inc.	4,243,988
2,200,000	[1]	Catabasis Pharmaceuticals, Inc.	1,414,600
190,200	[1,2]	Clementia Pharmaceuticals, Inc.	2,472,600
766,300	[1]	ContraFect Corp.	1,578,578
625,000	[1]	Corcept Therapeutics, Inc.	7,343,750
687,507	[1,2]	Cryoport, Inc.	7,631,328
104,092	[1]	Dexcom, Inc.	13,820,295
521,000	[1]	Dynavax Technologies Corp.	5,152,690
218,700	[1]	Editas Medicine, Inc.	5,539,671
58,800	[1,2]	GW Pharmaceuticals PLC, ADR	8,084,412
99,100	[1]	Galapagos NV	10,175,671
226,550	[1]	Galapagos NV, ADR	23,273,482
200,000	[1,2]	GenMark Diagnostics, Inc.	1,066,000
175,168	[1,2]	Glaukos Corp.	10,149,234
125,000	[1]	Guardant Health, Inc.	4,185,000
4,740,500	[1,2]	Horizon Discovery Group PLC	12,118,229
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
307,034	[1,2]	Inspire Medical Systems, Inc.	$12,305,923
46,900	[1,2]	Insulet Corp.	4,137,049
122,800	[1,2]	Intellia Therapeutics, Inc.	2,085,144
293,781	[1,2]	Intersect ENT, Inc.	8,243,495
100,000	[1]	iRhythm Technologies, Inc.	7,726,000
110,000	[1,2]	K2M Group Holdings, Inc.	3,011,800
1,297,300	[1]	Minerva Neurosciences, Inc.	14,231,381
80,400	[1]	Myokardia, Inc.	4,256,376
67,700	[1]	Nektar Therapeutics	2,618,636
693,900	[1,2]	NeoGenomics, Inc.	12,795,516
58,700	[1,2]	Nevro Corp.	2,862,212
99,700	[1]	PRA Health Sciences, Inc.	9,657,939
1,600,000	[1,2]	Pacific Biosciences of California, Inc.	7,120,000
70,000	[1,2]	Penumbra, Inc.	9,520,000
261,400	[1,2]	ProQR Therapeutics BV	4,757,480
57,613	[1]	Protalix Biotherapeutics, Inc.	28,230
150,000	[1,2]	Puma Biotechnology, Inc.	5,557,500
131,500	[1,2]	Repligen Corp.	7,129,930
250,000	[1,2]	Rhythm Pharmaceuticals, Inc.	7,002,500
246,930	[1,2]	Rubius Therapeutics, Inc.	4,057,060
1,144,000	[1,2]	Scynexis, Inc.	1,144,000
175,000	[1]	SI-BONE, Inc.	3,281,250
432,800	[1,2]	Seres Therapeutics, Inc.	2,973,336
234,200	[1,2]	Spark Therapeutics, Inc.	10,536,658
822,570	[3]	SteadyMed CVR	217,981
313,500	[1]	Tandem Diabetes Care, Inc.	11,790,735
300,000	[1,2]	Tesaro, Inc.	8,664,000
20,000	[1,2]	Tilray, Inc.	1,895,800
759,341	[1]	Translate Bio, Inc.	4,275,090
375,000	[1,2]	Tricida, Inc.	10,125,000
234,495	[1]	Twist Bioscience Corporation	3,282,930
237,200	[1,2]	Ultragenyx Pharmaceutical, Inc.	11,492,340
333,000	[1]	UniQure N.V.	8,568,090
242,500	[1]	Veeva Systems, Inc.	22,152,375
300,000	[1,2]	Xeris Pharmaceuticals, Inc.	6,576,000
415,000	[1,2]	Zai Lab Ltd., ADR	6,789,400
212,784	[1,2]	Zogenix, Inc.	8,885,860
		TOTAL	459,304,988
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Industrials—9.9%
370,000	[2]	Air Lease Corp.	$14,097,000
89,200	[2]	Alaska Air Group, Inc.	5,478,664
735,000		Aramex PJSC	791,309
408,000	[1,2]	Astronics Corp.	11,897,280
56,250	[1]	Astronics Corp.	1,636,875
750,000	[1,2]	Azul S.A., ADR	18,285,000
1,950,000		Biffa PLC	5,851,144
41,700	[1]	CoStar Group, Inc.	15,071,214
1,103,000	[1,2]	Dirtt Environmental Solutions Ltd.	5,814,744
578,700	[1,2]	Gates Industrial Corp PLC	8,709,435
515,000	[2]	GrafTech International Ltd.	9,208,200
169,600		KAR Auction Services, Inc.	9,657,024
247,500	[1,2]	Mercury Systems, Inc.	11,597,850
3,000,000	[1,2]	Nearmap Ltd.	2,939,713
38,600	[1]	Trex Co., Inc.	2,366,180
452,200	[1]	Upwork, Inc.	8,682,240
105,000	[1,2]	Vicor Corp.	4,210,500
125,300	[1]	Willdan Group, Inc.	3,784,060
160,000	[1]	XPO Logistics, Inc.	14,300,800
		TOTAL	154,379,232
		Information Technology—25.9%
123,200	[1,2]	2U, Inc.	7,750,512
198,000	[1]	Accesso Technology Group PLC	5,138,030
155,000	[1,2]	Alarm.com Holdings, Inc.	6,894,400
300,000	[1,2]	Alteryx, Inc.	15,897,000
110,000	[1,2]	Anaplan, Inc.	2,530,000
362,813	[1,2]	Aquantia Corp.	3,468,492
470,000	[1,2]	Arlo Technologies, Inc.	6,387,300
114,000	[1,2]	Atlassian Corp. PLC	8,653,740
114,000	[1,2]	Avalara, Inc.	3,821,280
2,396,800	[1]	Avast PLC	8,465,849
377,200	[1,2]	Avaya Holdings Corp.	6,193,624
100,000	[1,2]	Blackline, Inc.	4,638,000
250,000	[1,2]	Box, Inc.	4,500,000
1,550,000		Camtek Ltd.	12,353,500
150,000	[1,2]	Carbon Black, Inc.	2,470,500
52,276	[1,2]	Ceridian HCM Holding, Inc.	1,984,920
250,000	[1,2]	Cloudera, Inc.	3,440,000
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
87,000	[1]	Coupa Software, Inc.	$5,640,210
31,600	[1,2]	DocuSign, Inc.	1,325,304
350,000	[1,2]	Domo, Inc.	5,680,500
258,847	[1]	Endava PLC, ADR	6,020,781
200,000	[1,2]	Envestnet, Inc.	10,404,000
173,000	[1,2]	Everbridge, Inc.	8,793,590
165,000	[1,2]	Forescout Technologies, Inc.	4,544,100
300,000	[1,2]	GDS Holdings Ltd., ADR	7,041,000
335,000	[1,2]	GTT Communications, Inc.	12,026,500
226,600	[1]	GoDaddy, Inc.	16,580,322
360,000	[1,2]	GreenSky, Inc.	4,744,800
221,360	[1,2]	I3 Verticals, Inc.	4,757,026
419,000	[1,2]	Ichor Holdings Ltd.	7,437,250
175,000	[1,2]	Instructure, Inc.	6,534,500
272,000	[1,2]	Kemet Corp.	5,924,160
1,654,000	[1]	Limelight Networks, Inc.	6,665,620
760,200	[1,2]	Magnachip Semiconductor Corp.	6,142,416
321,800	[1]	Mimecast Ltd.	11,217,948
205,000	[1,2]	MindBody, Inc.	6,527,200
125,000	[1]	Netcompany Group AS	4,131,792
375,000	[1,2]	nLight, Inc.	6,690,000
121,400	[1]	Novoste Corp.	7,066,694
65,000	[1,2]	Pluralsight, Inc.	1,456,650
244,400	[1]	Q2 Holdings, Inc.	13,009,412
322,500	[1]	Radware Ltd.	7,485,225
524,200	[1,2]	Rapid7, Inc.	18,997,008
271,000	[1,2]	RealPage, Inc.	14,363,000
50,000	[1]	RingCentral, Inc.	3,886,500
75,300	[1,2]	Rogers Corp.	9,266,418
310,000	[1]	SailPoint Technologies Holding	8,072,400
55,500	[1,2]	Shopify, Inc.	7,667,325
300,700	[1,2]	ShotSpotter, Inc.	11,631,076
450,000	[1,2]	Smartsheet, Inc.	10,647,000
50,000	[1,2]	Tenable Holdings, Inc.	1,424,000
53,300	[1]	Tyler Technologies, Inc.	11,281,478
95,300	[1]	WNS Holdings Ltd., ADR	4,783,107
170,300	[1]	Zendesk, Inc.	9,361,391
230,300	[1,2]	Zscaler, Inc.	8,357,587
Annual Shareholder Report

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
30,700	[1]	Zuora, Inc.	$626,894
		TOTAL	402,799,331
		Materials—2.4%
433,300	[1,2]	Allegheny Technologies, Inc.	11,218,137
160,800	[1]	Ingevity Corp.	14,645,664
63,445	[1,2]	Koppers Holdings, Inc.	1,697,154
407,500		Orion Engineered Carbons S.A.	10,517,575
		TOTAL	38,078,530
		Real Estate—5.3%
474,000	[2]	Americold Realty Trust	11,731,500
300,000	[1,2]	Cushman & Wakefield PLC	4,878,000
110,000	[2]	Cyrusone, Inc.	5,855,300
250,000		Easterly Government Properties, Inc.	4,542,500
425,000		JBG Smith Properties	15,929,000
89,600		Lamar Advertising Co.	6,569,472
311,000		MGM Growth Properties LLC	8,798,190
180,000	[2]	QTS Realty Trust, Inc.	6,897,600
221,000		Ryman Hospitality Properties	17,147,390
		TOTAL	82,348,952
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,064,869,053)	1,413,530,348
		CORPORATE BONDS—0.2%
		Consumer Discretionary—0.2%
2,500,000		NagaCorp Ltd., Sr. Unsecd. Note, Series 144A, 9.375%, 5/21/2021	2,587,848
		Information Technology—0.0%
500,000		MindBody, Inc., Conv. Bond, 0.375%, 6/1/2023	456,886
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,986,150)	3,044,734
		PREFERRED STOCK—0.1%
		Health Care—0.1%
103,000	[3]	Alector, Inc. (IDENTIFIED COST $1,464,186)	1,372,098
Annual Shareholder Report

Shares			Value
		WARRANTS—0.1%
		Health Care—0.1%
1,766,000	[1]	Catabasis Pharmaceuticals, Inc., Warrants	$511,080
222,500	[1]	ContraFect Corp., Warrants	172,705
467,500	[1]	ContraFect Corp., Warrants	295,367
258,000	[1]	SCYNEXIS, Inc., Warrants	2,657
154,800	[1]	SCYNEXIS, Inc., Warrants	57,369
109,440	[1]	SCYNEXIS, Inc., Warrants	16,350
		TOTAL WARRANTS (IDENTIFIED COST $6,900)	1,055,528
		INVESTMENT COMPANIES—27.2%
61,870,714		Federated Government Obligations Fund, Premier Shares, 2.08%[4]	61,870,714
361,272,309		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[4]	361,308,436
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $423,147,903)	423,179,150
		TOTAL INVESTMENT IN SECURITIES—118.3% (IDENTIFIED COST $1,492,474,192)[5]	1,842,181,858
		OTHER ASSETS AND LIABILITIES - NET—(18.3)%[6]	(284,599,519)
		TOTAL NET ASSETS—100%	$1,557,582,339
Annual Shareholder Report

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended October 31, 2018, were as follows:
Affiliated	Balance of Shares Held 10/31/2017	Purchases/ Additions	Sales/ Reductions
Financials:
Hamilton Lane, Inc.	270,916	144,084	—
Health Care:
Argenx SE	253,414	146	—
Argenx SE, ADR	51,750	285,461	—
Calithera Biosciences, Inc.	—	899,150	—
Catabasis Pharmaceuticals, Inc.	—	2,200,000	—
ContraFect Corp.	690,000	76,300	—
ContraFect Corp., Warrants, 7/27/2021	222,500	—	—
ContraFect Corp., Warrants 7/20/2022	467,500	—	—
Corcept Therapeutics, Inc.	1,014,572	55,000	(444,572)
Minerva Neurosciences, Inc.	1,055,000	242,300	—
SCYNEXIS, Inc.	800,000	344,000	—
SCYNEXIS, Warrants, 3/14/2019	—	258,000.00	—
SCYNEXIS, Warrants, 4/6/2021	109,440	—	—
SCYNEXIS, Warrants, 3/8/2023	—	154,800	—
Tandem Diabetes Care, Inc.*	—	577,300	(263,800)
UniQure N.V.	—	333,000	—
Information Technology:
Smartsheet*	—	500,000	(50,000)
Zuora, Inc.*	—	61,400	(30,700)
Affiliated Issuers no longer in the portfolio at period end	1,212,570	0	(1,212,570)
TOTAL OF AFFILIATED TRANSACTIONS	6,147,662	6,130,941	(2,001,642.00)
Annual Shareholder Report

Balance of Shares Held 10/31/2018	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income

415,000	$15,927,700	$2,977,066	$—	$209,960

253,560	$20,236,461	$17,157,226	$—	$—
337,211	$26,980,252	$563,862	$—	$—
899,150	$4,243,988	($1,657,901)	$—	$—
2,200,000	$1,414,600	($736,749)	$—	$—
766,300	$1,578,578	$715,278	$—	$—
222,500	$172,705	$83,504	$—	$—
467,500	$295,367	$151,704	$—	$—
625,000	$7,343,750	($12,201,567)	$6,827,344	$—
1,297,300	$14,231,381	$5,598,021	$—	$—
1,144,000	$1,144,000	($1,021,360)	$—	$—
258,000	$2,657	$2,657	$—	$—
109,440	$16,350	($86,775)	$—	$—
154,800	$57,369	$57,369	$—	$—
313,500	$11,790,735	$10,044,357	$7,880,331	$—
333,000	$8,568,090	$8,235,090	$—	$—

450,000	$10,647,000	$2,758,233	$411,368	$—
30,700	$626,894	$197,094	$624,437	$—
—	$—	$1,619,447	$—	$—
10,276,961	$125,277,877	$34,456,556	$15,743,480	$209,960
*	At October 31, 2018, the Fund no longer has ownership of at least 5% of the voting shares.
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares*	Total of Affiliated Transactions
Balance of Shares Held 10/31/2017	72,109,599	87,095,050	159,204,649
Purchases/Additions	552,701,046	1,411,524,246	1,964,225,292
Sales/Reductions	(562,939,931)	(1,137,346,987)	(1,700,286,918)
Balance of Shares Held 10/31/2018	61,870,714	361,272,309	423,143,023
Value	$61,870,714	$361,308,436	$423,179,150
Change in Unrealized Appreciation/ Depreciation	N/A	$34,168	$34,168
Net Realized Gain/(Loss)	N/A	$(12,360)	$(12,360)
Dividend Income	$876,044	$ 5,291,256	$6,167,300
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
4	7-day net yield.
5	The cost of investments for federal tax purposes amounts to $1,492,418,016.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance represents loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as affiliated money market funds, other money market instruments and/or repurchase agreements.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$1,047,039,086	$130,727,795	$217,981	$1,177,984,862
International	235,545,486	—	—	235,545,486
Preferred Stocks
Domestic	—	—	1,372,098	1,372,098
Debt Securities:
Corporate Bonds	—	3,044,734	—	3,044,734
Warrants	—	1,055,528	—	1,055,528
Investment Companies	423,179,150	—	—	423,179,150
TOTAL SECURITIES	$1,705,763,722	$134,828,057	$1,590,079	$1,842,181,858
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CVR	—Contingent Voting Rights
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.58	$23.94	$25.38	$28.77	$29.88
Income From Investment Operations:
Net investment income (loss)	(0.13)[1]	(0.27)[1]	(0.17)[1]	(0.22)[1]	(0.32)[1]
Net realized and unrealized gain (loss)	5.65	9.10	0.76	2.09	4.16
TOTAL FROM INVESTMENT OPERATIONS	5.52	8.83	0.59	1.87	3.84
Less Distributions:
Distributions from net realized gain	(2.09)	(0.19)	(2.03)	(5.26)	(4.95)
Net Asset Value, End of Period	$36.01	$32.58	$23.94	$25.38	$28.77
Total Return[2]	18.10%	37.12%	2.27%	7.12%	13.37%
Ratios to Average Net Assets:
Net expenses	1.35%	1.85%	1.95%[3]	1.95%[3]	1.95%[3]
Net investment income (loss)	(0.37)%	(0.95)%	(0.73)%	(0.83)%	(1.11)%
Expense waiver/reimbursement[4]	0.17%	0.13%	0.14%	0.12%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$580,003	$401,920	$343,323	$600,840	$466,020
Portfolio turnover	39%	46%	48%	88%	65%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95% and 1.95% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.52	$21.10	$22.72	$26.41	$27.93
Income From Investment Operations:
Net investment income (loss)	(0.31)[1]	(0.37)[1]	(0.26)[1]	(0.33)[1]	(0.45)[1]
Net realized and unrealized gain (loss)	4.90	7.98	0.67	1.90	3.88
TOTAL FROM INVESTMENT OPERATIONS	4.59	7.61	0.41	1.57	3.43
Less Distributions:
Distributions from net realized gain	(2.09)	(0.19)	(2.03)	(5.26)	(4.95)
Net Asset Value, End of Period	$31.02	$28.52	$21.10	$22.72	$26.41
Total Return[2]	17.36%	36.33%	1.70%	6.52%	12.75%
Ratios to Average Net Assets:
Net expenses	1.99%	2.42%	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.01)%	(1.52)%	(1.28)%	(1.36)%	(1.68)%
Expense waiver/reimbursement[4]	0.07%	0.12%	0.16%	0.12%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$16,445	$17,420	$14,987	$20,182	$25,108
Portfolio turnover	39%	46%	48%	88%	65%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50% and 2.50% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.53	$21.10	$22.72	$26.41	$27.93
Income From Investment Operations:
Net investment income (loss)	(0.31)[1]	(0.37)[1]	(0.26)[1]	(0.33)[1]	(0.44)[1]
Net realized and unrealized gain (loss)	4.90	7.99	0.67	1.90	3.87
TOTAL FROM INVESTMENT OPERATIONS	4.59	7.62	0.41	1.57	3.43
Less Distributions:
Distributions from net realized gain	(2.09)	(0.19)	(2.03)	(5.26)	(4.95)
Net Asset Value, End of Period	$31.03	$28.53	$21.10	$22.72	$26.41
Total Return[2]	17.36%	36.38%	1.70%	6.52%	12.75%
Ratios to Average Net Assets:
Net expenses	1.97%	2.41%	2.50%[3]	2.50%[3]	2.50%[3]
Net investment income (loss)	(1.00)%	(1.50)%	(1.27)%	(1.36)%	(1.67)%
Expense waiver/reimbursement[4]	0.07%	0.08%	0.10%	0.08%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$117,888	$151,959	$144,340	$182,689	$182,173
Portfolio turnover	39%	46%	48%	88%	65%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.50%, 2.50% and 2.50% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.70	$24.02	$25.44	$28.82	$29.91
Income From Investment Operations:
Net investment income (loss)	(0.12)[1]	(0.25)[1]	(0.16)[1]	(0.21)[1]	(0.31)[1]
Net realized and unrealized gain (loss)	5.68	9.12	0.77	2.09	4.17
TOTAL FROM INVESTMENT OPERATIONS	5.56	8.87	0.61	1.88	3.86
Less Distributions:
Distributions from net realized gain	(2.09)	(0.19)	(2.03)	(5.26)	(4.95)
Net Asset Value, End of Period	$36.17	$32.70	$24.02	$25.44	$28.82
Total Return[2]	18.15%	37.17%	2.35%	7.15%	13.43%
Ratios to Average Net Assets:
Net expenses	1.32%	1.80%	1.91%[3]	1.90%[3]	1.90%[3]
Net investment income (loss)	(0.33)%	(0.91)%	(0.68)%	(0.76)%	(1.07)%
Expense waiver/reimbursement[4]	0.37%	0.32%	0.31%	0.31%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,387	$47,497	$37,850	$39,846	$35,789
Portfolio turnover	39%	46%	48%	88%	65%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.91%, 1.90% and 1.90% for the years ended October 31, 2016, 2015 and 2014, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended October 31,		Period Ended 10/31/2016[1]
	2018	2017
Net Asset Value, Beginning of Period	$32.85	$24.03	$24.05
Income From Investment Operations:
Net investment income (loss)	0.04[2]	(0.14)[2]	(0.05)[2]
Net realized and unrealized gain (loss)	5.70	9.15	0.03
TOTAL FROM INVESTMENT OPERATIONS	5.74	9.01	(0.02)
Less Distributions:
Distributions from net realized gain	(2.09)	(0.19)	—
Net Asset Value, End of Period	$36.50	$32.85	$24.03
Total Return[3]	18.65%	37.74%	(0.08)%
Ratios to Average Net Assets:
Net expenses	0.89%	1.35%	1.50%[4]
Net investment income (loss)	0.11%	(0.50)%	(0.26)%[4]
Expense waiver/reimbursement[5]	0.12%	0.10%	0.10%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$735,235	$215,907	$81,269
Portfolio turnover	39%	46%	48%[6]
1	Reflects operations for the period from December 30, 2015 (start of performance) to October 31, 2016.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$32.60	$30.50
Income From Investment Operations:
Net investment income (loss)	0.06[2]	(0.01)[2]
Net realized and unrealized gain (loss)	5.63	2.11
TOTAL FROM INVESTMENT OPERATIONS	5.69	2.10
Less Distributions:
Distributions from net realized gain	(2.09)	—
Net Asset Value, End of Period	$36.20	$32.60
Total Return[3]	18.64%	6.89%
Ratios to Average Net Assets:
Net expenses	0.88%	0.88%[4]
Net investment income (loss)	0.16%	(0.11)%[4]
Expense waiver/reimbursement[5]	0.07%	0.12%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$29,623	$58
Portfolio turnover	39%	46%[6]
1	Reflects operations for the period from September 1, 2017 (start of performance) to October 31, 2017.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $287,842,541 of securities loaned and including $423,179,150 of investment in affiliated holdings and $102,213,248 of investment in affiliated companies (identified cost $1,492,474,192)		$1,842,181,858
Income receivable		105,010
Income receivable from affiliated holdings		582,654
Receivable for investments sold		12,708,285
Receivable for shares sold		3,899,147
TOTAL ASSETS		1,859,476,954
Liabilities:
Payable for investments purchased	$8,229,946
Payable for shares redeemed	1,459,634
Bank overdraft	805,341
Payable for collateral due to broker for securities lending	290,505,072
Payable for investment adviser fee (Note 5)	30,216
Payable for administrative fees (Note 5)	3,335
Payable for distribution services fee (Note 5)	207,233
Payable for other service fees (Notes 2 and 5)	289,135
Accrued expenses (Note 5)	364,703
TOTAL LIABILITIES		301,894,615
Net assets for 43,565,790 shares outstanding		$1,557,582,339
Net Assets Consist of:
Paid-in capital		$1,119,648,346
Total distributable earnings		437,933,993
TOTAL NET ASSETS		$1,557,582,339
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($580,003,381 ÷ 16,107,554 shares outstanding), no par value, unlimited shares authorized	$36.01
Offering price per share (100/94.50 of $36.01)	$38.11
Redemption proceeds per share	$36.01
Class B Shares:
Net asset value per share ($16,445,236 ÷ 530,074 shares outstanding), no par value, unlimited shares authorized	$31.02
Offering price per share	$31.02
Redemption proceeds per share (94.50/100 of $31.02)	$29.31
Class C Shares:
Net asset value per share ($117,887,565 ÷ 3,798,601 shares outstanding), no par value, unlimited shares authorized	$31.03
Offering price per share	$31.03
Redemption proceeds per share (99.00/100 of $31.03)	$30.72
Class R Shares:
Net asset value per share ($78,387,393 ÷ 2,167,414 shares outstanding), no par value, unlimited shares authorized	$36.17
Offering price per share	$36.17
Redemption proceeds per share	$36.17
Institutional Shares:
Net asset value per share ($735,235,368 ÷ 20,143,882 shares outstanding), no par value, unlimited shares authorized	$36.50
Offering price per share	$36.50
Redemption proceeds per share	$36.50
Class R6 Shares:
Net asset value per share ($29,623,396 ÷ 818,265 shares outstanding), no par value, unlimited shares authorized	$36.20
Offering price per share	$36.20
Redemption proceeds per share	$36.20
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $3,102,967 received from affiliated companies and holdings* and net of foreign taxes withheld of $223,627)			$10,010,537
Net income on securities loaned (includes $3,274,293 received from affiliated holdings related to cash collateral balances*)			2,190,962
Interest			106,991
TOTAL INCOME			12,308,490
Expenses:
Investment adviser fee (Note 5)		$9,933,855
Administrative fee (Note 5)		995,232
Custodian fees		90,931
Transfer agent fee (Note 2)		1,265,475
Directors'/Trustees' fees (Note 5)		8,951
Auditing fees		49,520
Legal fees		12,223
Portfolio accounting fees		181,240
Distribution services fee (Note 5)		2,969,387
Other service fees (Notes 2 and 5)		1,748,273
Share registration costs		176,303
Printing and postage		83,547
Miscellaneous (Note 5)		30,053
TOTAL EXPENSES		17,544,990
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(830,825)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(997,399)
TOTAL WAIVERS AND REIMBURSEMENTS		(1,828,224)
Net expenses			15,716,766
Net investment income (loss)			(3,408,276)
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $15,731,120 on sales of investments in affiliated companies and holdings*)	93,991,568
Net realized gain on foreign currency transactions	36,816
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $34,490,724 on investments in affiliated companies and holdings*)	47,959,911
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	141
Net realized and unrealized gain on investments and foreign currency transactions	141,988,436
Change in net assets resulting from operations	$138,580,160
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(3,408,276)	$(6,914,311)
Net realized gain	94,028,384	69,177,950
Net change in unrealized appreciation/depreciation	47,960,052	157,869,501
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	138,580,160	220,133,140
Distributions to Shareholders (Note 2):
Class A Shares	(25,996,283)	(2,659,203)
Class B Shares	(1,246,610)	(134,561)
Class C Shares	(11,040,219)	(1,251,421)
Class R Shares	(3,050,351)	(290,614)
Institutional Shares	(12,832,699)	(658,919)
Class R6 Shares	(1,296,030)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(55,462,192)	(4,994,718)
Share Transactions:
Proceeds from sale of shares	1,118,477,136	277,136,640
Net asset value of shares issued to shareholders in payment of distributions declared	51,860,138	4,692,617
Cost of shares redeemed	(530,633,476)	(283,975,860)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	639,703,798	(2,146,603)
Change in net assets	722,821,766	212,991,819
Net Assets:
Beginning of period	834,760,573	621,768,754
End of period	$1,557,582,339	$834,760,573
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Kaufmann Small Cap Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide capital appreciation.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective February 1, 2018, Class B Shares were closed to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
Effective June 18, 2018, Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
Annual Shareholder Report

■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $1,828,224 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$516,019	$(296,856)
Class B Shares	22,314	—
Class C Shares	175,678	—
Class R Shares	160,163	(340)
Institutional Shares	385,116	(249,654)
Class R6 Shares	6,185	—
TOTAL	$1,265,475	$(546,850)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended October 31, 2017 were from net realized gains. Accumulated net investment income (loss) at October 31, 2017 was $(1,276,494).
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $12,484 of other service fees for the year ended October 31, 2018. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,298,636
Class B Shares	45,176
Class C Shares	404,461
TOTAL	$1,748,273
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero.
Annual Shareholder Report

The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$287,842,541	$290,505,072
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	8,406,988	$308,189,562	3,267,058	$93,908,035
Shares issued to shareholders in payment of distributions declared	802,984	24,523,131	101,389	2,541,835
Shares redeemed	(5,439,758)	(196,984,464)	(5,372,852)	(147,856,470)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	3,770,214	$135,728,229	(2,004,405)	$(51,406,600)
Annual Shareholder Report

Year Ended October 31	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	23,155	$713,653	150,415	$3,608,797
Shares issued to shareholders in payment of distributions declared	46,090	1,220,001	5,914	130,467
Shares redeemed	(149,887)	(4,590,649)	(255,843)	(6,206,520)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(80,642)	$(2,656,995)	(99,514)	$(2,467,256)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,722,987	$54,996,684	788,592	$19,176,475
Shares issued to shareholders in payment of distributions declared	403,930	10,692,028	50,685	1,118,120
Shares redeemed	(3,654,681)	(118,541,245)	(2,352,886)	(57,042,476)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,527,764)	$(52,852,533)	(1,513,609)	$(36,747,881)

Year Ended October 31	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	1,143,163	$42,649,214	452,164	$12,807,877
Shares issued to shareholders in payment of distributions declared	96,233	2,951,475	11,195	281,554
Shares redeemed	(524,569)	(18,726,535)	(586,801)	(16,383,171)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	714,827	$26,874,154	(123,442)	$(3,293,740)

Year Ended October 31	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	17,500,741	$649,741,071	5,158,792	$147,580,437
Shares issued to shareholders in payment of distributions declared	362,553	11,177,480	24,658	620,641
Shares redeemed	(4,292,060)	(159,638,558)	(1,993,157)	(56,487,223)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	13,571,234	$501,279,993	3,190,293	$91,713,855
Annual Shareholder Report

Year Ended October 31	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,680,622	$62,186,952	1,768	$55,019
Shares issued to shareholders in payment of distributions declared	42,381	1,296,023	—	—
Shares redeemed	(906,506)	(32,152,025)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	816,497	$31,330,950	1,768	$55,019
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	17,264,366	$639,703,798	(548,909)	$(2,146,603)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income[1]	$13,746,886	$—
Long-term capital gains	$41,715,306	$4,994,718
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$32,292,522
Net unrealized appreciation	$346,364,055
Undistributed long-term capital gains	$59,277,416
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, passive foreign investment company adjustments and discount accretion/premium amortization on debt securities.
At October 31, 2018, the cost of investments for federal tax purposes was $1,495,817,811. The net unrealized appreciation of investments for federal tax purposes was $346,364,047. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $417,521,632 and net unrealized depreciation from investments for those securities having an excess of cost over value of $71,157,585.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.80% of the Fund's average daily net assets. Prior to September 1, 2017, the annual advisory fee was equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2018, the Adviser waived $604,961 of its fee and reimbursed $546,850 of transfer agent fees. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $225,864.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2018, the Sub-Adviser earned a fee of $8,145,761.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$1,304,343	$(260,869)
Class B Shares	135,527	—
Class C Shares	1,213,383	—
Class R Shares	316,134	(189,680)
TOTAL	$2,969,387	$(450,549)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $1,123,166 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $170,860 in sales charges from the sale of Class A Shares. FSC also retained $23,348 and $18,333 of CDSC relating to redemptions of Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2018, FSSC received $128,664 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C, Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.35%, 2.02%, 2.00%, 1.35%, 0.89% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $57,928,516 and $8,168,033, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$969,288,617
Sales	$430,347,443
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $41,715,306.
For the fiscal year ended October 31, 2018, 22.49% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, 17.86% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN SMALL CAP FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Small Cap Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights of for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 21, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,033.00	$6.92
Class B Shares	$1,000	$1,029.50	$10.13
Class C Shares	$1,000	$1,029.50	$10.13
Class R Shares	$1,000	$1,033.40	$6.82
Institutional Shares	$1,000	$1,035.50	$4.57
Class R6 Shares	$1,000	$1,035.50	$4.51
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$6.87
Class B Shares	$1,000	$1,015.20	$10.06
Class C Shares	$1,000	$1,015.20	$10.06
Class R Shares	$1,000	$1,018.50	$6.77
Institutional Shares	$1,000	$1,020.70	$4.53
Class R6 Shares	$1,000	$1,020.80	$4.48
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.35%
Class B Shares	1.98%
Class C Shares	1.98%
Class R Shares	1.33%
Institutional Shares	0.89%
Class R6 Shares	0.88%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Kaufmann Small Cap Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a Federated fund). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
Annual Shareholder Report

that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and
Annual Shareholder Report

net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as
Annual Shareholder Report

alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive. The CCO noted that, in 2017, while the Fund's expenses were above median relative to its Peer Group, those fees remained reasonable in light of its extensive bottom-up investment process, the relative expense of that process, the resulting estimated profitability of the Fund over time, and the performance generated over time compared to its Peer Group.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and
Annual Shareholder Report

willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In
Annual Shareholder Report

addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be
Annual Shareholder Report

viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be view. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Kaufmann Small Cap Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172636
CUSIP 314172628
CUSIP 314172610
CUSIP 314172537
CUSIP 31421N402
CUSIP 31421N683
29503 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | FGSAX	C | FGSCX	Institutional | FGSIX	R6 | FGSKX

Federated MDT Mid Cap Growth Fund
Fund Established 1984

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated MDT Mid Cap Growth Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018, was 9.43% for the Class A Shares, 8.58% for the Class C Shares, 9.69% for the Institutional Shares and 9.67% for the Class R6 Shares. The total return of the Russell Midcap® Growth Index (RMCGI),1,2 the Fund's broad-based securities market index, was 6.14% for the same period. The total return of the Morningstar Mid Cap Growth Funds Average (MMCGFA),3 a peer group average for the Fund, was 5.13% during the reporting period. The Fund's and the MMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, which was the most significant factor affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, the most significant feature of the market was the continued run of growth stocks ahead of value stocks, even after a pull-back in October 2018, the last month of the reporting period. The Russell 3000® Index4 returned 6.60% during the reporting period, and within that index, the Russell 3000® Growth Index5 returned 10.20% while the Russell 3000® Value Index6 returned 2.78%. By capitalization range, the market preferred large caps: the mega-cap Russell Top 200® Index7 returned 8.64%, the Russell Midcap® Index8 returned 2.80%, and the small-cap Russell 2000® Index9 returned 1.85%.
The best-performing sectors in the RMCGI during the reporting period were Consumer Staples (20.78%), Consumer Discretionary (10.51%) and Information Technology (9.25%). While the Utilities sector did have a higher return of 26.13%, that sector holds just one company and, at 0.04% of the benchmark, is too small to have had any effect on the overall return. Underperforming sectors during the same period included Materials (-20.24%), Communication Services (-3.91%) and Real Estate (-0.49%).
STOCK SELECTION
Stock selection was the biggest contributor to the Fund's outperformance relative to the RMCGI during the reporting period. The Fund looked for stocks with the specific combinations of fundamental and technical factors that internal research has shown to predict outperformance relative to the RMCGI. In this growth-oriented reporting period, the Fund's holdings with the strongest growth characteristics (high analyst conviction, price momentum and/or prices
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near 52-week highs) provided positive contributions to Fund performance throughout the reporting period. A smaller contribution to performance came from stocks with high structural earnings, a measure of the repeatability of earnings. A substantial offset to performance came from mid-cap growth stocks chosen for their combination of strong growth and relatively strong value fundamentals.
The Fund's sector exposures remained close to RMCGI weights. At the end of the reporting period, there was a small underweight in the Real Estate sector (the Fund does not invest in the Real Estate sector), and no significant overweights. Strong stock selection in Information Technology, Health Care and Financials sectors contributed the most to the Fund's outperformance versus the RMCGI. The stock selection in the Information Technology sector was driven by the Fund's favorable stock selection in the Software & Services industry. Unfavorable stock selection in the Communication Services, Energy and Consumer Discretionary sectors provided a small offset to performance.
Individual stocks enhancing the Fund's performance included Fortinet, Inc., Urban Outfitters, Inc., ABIOMED, Inc. and NetApp, Inc. Individual stocks detracting from the Fund's performance during the reporting period included Wyndham Destinations, Inc., Toll Brothers, Inc. and Ross Stores, Inc. The first two stocks underperformed the benchmark and were overweighted by the Fund, while the last stock outperformed the benchmark and was underweighted by the Fund.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Mid-Capitalization companies often have narrower markets and limited managerial and financial resources compared to larger and more established companies.
3	Please see the footnotes to the line graphs below for definitions of, and further information about, the MMCGFA.
4	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.*
5	The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The Russell 3000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.*
6	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market. The Russell 3000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.*
7	The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately
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200 of the largest securities based on a combination of their market cap and current index membership. The Russell Top 200® Index is constructed to provide a comprehensive and unbiased barometer for this very large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.*
8	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.*
9	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Mid Cap Growth Fund2 from October 31, 2008 to October 31, 2018, compared to the Russell Midcap® Growth Index (RMCGI)3 and the Morningstar Mid Cap Growth Funds Average (MMCGFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2018
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	3.41%	9.39%	11.91%
Class C Shares	7.67%	9.81%	11.71%
Institutional Shares[2]	9.69%	10.91%	12.76%
Class R6 Shares[5]	9.67%	10.44%	12.17%
RMCGI	6.14%	10.10%	15.10%
MMCGFA	5.13%	8.58%	13.28%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the MMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Fund's Institutional Shares commenced operations on January 29, 2010. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
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3	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	Prior to September 1, 2016, Class R6 Shares were known as Class R Shares and included 12b-1 fees and certain other expenses. As of September 1, 2016, Class R6 does not include such 12b-1 fees and certain other expenses, and the performance shown above for Class R6 prior to September 1, 2016, reflects the higher Class R expenses.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Information Technology	30.4%
Consumer Discretionary	17.4%
Industrials	16.8%
Health Care	13.2%
Financials	7.6%
Materials	4.4%
Communication Services	4.3%
Consumer Staples	2.0%
Energy	1.2%
Securities Lending Collateral[2]	0.4%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities—Net[4]	0.6%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
October 31, 2018
Shares			Value
		COMMON STOCKS—97.3%
		Communication Services—4.3%
117,453	[1]	AMC Networks, Inc.	$6,880,397
2,308		Cable One, Inc.	2,067,368
179,721	[1]	Live Nation Entertainment, Inc.	9,399,408
5,433	[1]	TripAdvisor, Inc.	283,277
		TOTAL	18,630,450
		Consumer Discretionary—17.4%
11,198	[1]	AutoZone, Inc.	8,213,397
49,121	[1]	Burlington Stores, Inc.	8,423,760
197,912		D. R. Horton, Inc.	7,116,916
30,984		Expedia Group, Inc.	3,886,323
25,476		Foot Locker, Inc.	1,200,939
74,300	[1]	GNC Holdings, Inc.	273,424
13,745	[1]	GrubHub, Inc.	1,274,711
24,395		Harley-Davidson, Inc.	932,377
48,686	[1]	Lululemon Athletica, Inc.	6,851,581
29,603	[1,2]	Michaels Companies, Inc.	469,208
25,162	[1]	O'Reilly Automotive, Inc.	8,070,712
17,617		Pulte Group, Inc.	432,850
74,081		The Wendy's Co.	1,277,156
178,909		Toll Brothers, Inc.	6,022,077
12,604	[1,2]	Under Armour, Inc., Class A	278,674
139,016	[1]	Urban Outfitters, Inc.	5,485,571
46,230		V.F. Corp.	3,831,542
318,692		Wyndham Destinations, Inc.	11,434,669
		TOTAL	75,475,887
		Consumer Staples—2.0%
99,161		Church and Dwight, Inc.	5,887,188
33,761	[1]	Post Holdings, Inc.	2,985,148
		TOTAL	8,872,336
		Energy—1.2%
194,513	[1]	Antero Resources Corp.	3,090,812
6,674		Cabot Oil & Gas Corp., Class A	161,711
40,325	[1]	Continental Resources, Inc.	2,124,321
		TOTAL	5,376,844
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Shares			Value
		COMMON STOCKS—continued
		Financials—7.6%
132,356		Citizens Financial Group, Inc.	$4,943,497
4,477		Everest Re Group Ltd.	975,359
39,070		LPL Investment Holdings, Inc.	2,406,712
126,570		Northern Trust Corp.	11,906,440
5,251		Pinnacle Financial Partners, Inc.	274,627
153,471		Progressive Corp., OH	10,696,929
29,580		Synchrony Financial	854,270
38,715	[2]	Waddell & Reed Financial, Inc., Class A	738,295
		TOTAL	32,796,129
		Health Care—13.2%
14,772	[1]	Align Technology, Inc.	3,267,566
3,197	[1]	Alkermes, Inc.	130,534
28,835	[1]	Athenahealth, Inc.	3,677,616
6,855	[1]	DaVita HealthCare Partners, Inc.	461,616
15,512	[1]	Dexcom, Inc.	2,059,528
29,655	[1]	IDEXX Laboratories, Inc.	6,290,419
16,200	[1]	Illumina, Inc.	5,040,630
12,321	[1]	Ionis Pharmaceuticals, Inc.	610,506
1,576	[1]	Jazz Pharmaceuticals PLC.	250,300
2,774	[1]	Masimo Corp.	320,674
21,084	[1]	Molina Healthcare, Inc.	2,672,819
70,121	[1]	Neurocrine Biosciences, Inc.	7,513,465
1,023	[1]	Sarepta Therapeutics, Inc.	136,836
141,622	[1]	Veeva Systems, Inc.	12,937,170
42,361	[1]	Wellcare Health Plans, Inc.	11,691,212
		TOTAL	57,060,891
		Industrials—16.8%
32,467		Allegion PLC	2,783,396
226,263		Allison Transmission Holdings, Inc.	9,973,673
22,147	[1]	Armstrong World Industries, Inc.	1,367,577
3,334		C.H. Robinson Worldwide, Inc.	296,826
33,256		Cummins, Inc.	4,545,763
74,060		Fortune Brands Home & Security, Inc.	3,320,110
13,745		Grainger (W.W.), Inc.	3,903,168
4,380	[1]	HD Supply, Inc.	164,556
28,672		Heico Corp.	2,403,574
49,133		Hunt (J.B.) Transportation Services, Inc.	5,434,601
4,810		Huntington Ingalls Industries, Inc.	1,050,889
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Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
14,887		IDEX Corp.	$1,887,969
92,593	[1]	Jet Blue Airways Corp.	1,549,081
33,770		Landstar System, Inc.	3,380,039
46,184		Lennox International, Inc.	9,739,744
27,413		Lincoln Electric Holdings	2,217,986
31,354		MSC Industrial Direct Co.	2,541,555
201,998		Masco Corp.	6,059,940
35,233		Pitney Bowes, Inc.	233,242
107,189		R.R. Donnelley & Sons Co.	629,199
5,937		Robert Half International, Inc.	359,367
6,288		Spirit AeroSystems Holdings, Inc., Class A	528,255
90,907		TransUnion	5,977,135
27,044	[1]	Univar, Inc.	665,823
2,426	[1]	WABCO Holdings, Inc.	260,674
19,781	[1]	XPO Logistics, Inc.	1,768,026
		TOTAL	73,042,168
		Information Technology—30.4%
25,683	[1]	Advanced Micro Devices, Inc.	467,687
3,437	[1]	Akamai Technologies, Inc.	248,323
884	[1]	Ansys, Inc.	132,202
23,622	[1]	Aspen Technology, Inc.	2,005,272
17,981	[1]	Autodesk, Inc.	2,324,044
73,148		Booz Allen Hamilton Holding Corp.	3,623,752
61,102		CDW Corp.	5,499,791
143,074	[1]	Cadence Design Systems, Inc.	6,376,808
38,360		Citrix Systems, Inc.	3,930,749
22,616	[1]	Coherent, Inc.	2,784,934
27,361	[1]	CoreLogic, Inc.	1,111,404
22,730	[1]	FireEye, Inc.	420,278
23,510	[1]	First Data Corp.	440,577
156,810	[1]	Fortinet, Inc.	12,886,646
120,178		Global Payments, Inc.	13,727,933
118,709	[1]	GoDaddy, Inc.	8,685,938
16,880		KLA-Tencor Corp.	1,545,195
21,372		LogMeIn, Inc.	1,840,557
3,539		MKS Instruments, Inc.	260,789
75,154		Maxim Integrated Products, Inc.	3,759,203
24,998		National Instruments Corp.	1,224,152
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Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
123,155		NetApp, Inc.	$9,666,436
179,210	[1]	ON Semiconductor Corp.	3,046,570
16,063	[1]	Palo Alto Networks, Inc.	2,940,171
15,537		Paychex, Inc.	1,017,518
21,508	[1]	Paycom Software, Inc.	2,692,802
5,713		Sabre Corp.	140,825
73,499	[1]	ServiceNow, Inc.	13,306,259
6,949	[1]	Square, Inc.	510,404
94,752		Total System Services, Inc.	8,636,645
5,493	[1]	Ultimate Software Group, Inc.	1,464,599
9,903		Versum Materials, Inc.	312,539
3,675	[1]	WEX, Inc.	646,653
14,792		Western Union Co.	266,848
101,604		Xilinx, Inc.	8,673,933
30,096	[1]	Zebra Technologies Corp., Class A	5,004,965
		TOTAL	131,623,401
		Materials—4.4%
75,388		Avery Dennison Corp.	6,839,199
28,190	[1]	Berry Global Group, Inc.	1,229,648
28,293		Celanese Corp.	2,742,724
6,381		Grace (W.R.) & Co.	413,425
12,726	[1]	Owens-Illinois, Inc.	199,416
1,500		Packaging Corp. of America	137,715
106,554		Westlake Chemical Corp.	7,597,300
		TOTAL	19,159,427
		TOTAL COMMON STOCKS (IDENTIFIED COST $408,519,961)	422,037,533
		INVESTMENT COMPANIES—2.1%
1,554,170		Federated Government Obligations Fund, Premier Shares, 2.08%[3]	1,554,170
7,344,861		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[3]	7,345,596
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $8,897,978)	8,899,766
		TOTAL INVESTMENT IN SECURITIES—99.4% (IDENTIFIED COST $417,417,939)[4]	430,937,299
		OTHER ASSETS AND LIABILITIES - NET—0.6%[5]	2,803,433
		TOTAL NET ASSETS—100%	$433,740,732
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Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
	Federated Government Obligations Fund, Premier Shares*	Federated Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Balance of Shares Held 10/31/2017	—	5,772,753	5,772,753
Purchases/Additions	39,604,467	107,337,150	146,941,617
Sales/Reductions	(38,050,297)	(105,765,042)	(143,815,339)
Balance of Shares Held 10/31/2018	1,554,170	7,344,861	8,899,031
Value	$1,554,170	$7,345,596	$8,899,766
Change in Unrealized Appreciation/Depreciation	N/A	$1,788	$1,788
Net Realized Gain/(Loss)	N/A	$(791)	$(791)
Dividend Income	$18,511	$167,448	$185,959
*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $418,460,385.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of October 31, 2018, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$43.07	$33.37	$42.50	$48.23	$47.18
Income From Investment Operations:
Net investment income (loss)[1]	(0.14)	(0.04)	0.05	(0.03)	0.08
Net realized and unrealized gain (loss)	3.92	10.06	(0.77)	1.01	6.88
TOTAL FROM INVESTMENT OPERATIONS	3.78	10.02	(0.72)	0.98	6.96
Less Distributions:
Distributions from net investment income	—	(0.02)	—	(0.07)	—
Distributions from net realized gain	(5.50)	(0.30)	(8.41)	(6.64)	(5.91)
TOTAL DISTRIBUTIONS	(5.50)	(0.32)	(8.41)	(6.71)	(5.91)
Net Asset Value, End of Period	$41.35	$43.07	$33.37	$42.50	$48.23
Total Return[2]	9.43%	30.20%	(2.07)%	1.96%	16.50%
Ratios to Average Net Assets:
Net expenses	1.22%	1.22%	1.22%	1.22%	1.22%
Net investment income (loss)	(0.33)%	(0.10)%	0.16%	(0.08)%	0.17%
Expense waiver/reimbursement[3]	0.06%	0.10%	0.11%	0.07%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$238,586	$236,955	$206,210	$246,414	$269,537
Portfolio turnover	171%	109%	115%	122%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.11	$25.12	$34.27	$40.36	$40.68
Income From Investment Operations:
Net investment income (loss)[1]	(0.33)	(0.25)	(0.15)	(0.30)	(0.22)
Net realized and unrealized gain (loss)	2.84	7.54	(0.59)	0.85	5.81
TOTAL FROM INVESTMENT OPERATIONS	2.51	7.29	(0.74)	0.55	5.59
Less Distributions:
Distributions from net realized gain	(5.50)	(0.30)	(8.41)	(6.64)	(5.91)
Net Asset Value, End of Period	$29.12	$32.11	$25.12	$34.27	$40.36
Total Return[2]	8.58%	29.25%	(2.78)%	1.18%	15.66%
Ratios to Average Net Assets:
Net expenses	1.97%	1.97%	1.97%	1.97%	1.97%
Net investment income (loss)	(1.09)%	(0.85)%	(0.60)%	(0.83)%	(0.58)%
Expense waiver/reimbursement[3]	0.08%	0.12%	0.13%	0.09%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,619	$10,613	$9,188	$11,509	$12,666
Portfolio turnover	171%	109%	115%	122%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$44.01	$34.09	$43.14	$48.88	$47.63
Income From Investment Operations:
Net investment income (loss)[1]	(0.05)	0.07	0.14	0.08	0.20
Net realized and unrealized gain (loss)	4.02	10.25	(0.78)	1.01	6.96
TOTAL FROM INVESTMENT OPERATIONS	3.97	10.32	(0.64)	1.09	7.16
Less Distributions:
Distributions from net investment income	—	(0.10)	—	(0.19)	—
Distributions from net realized gain	(5.50)	(0.30)	(8.41)	(6.64)	(5.91)
TOTAL DISTRIBUTIONS	(5.50)	(0.40)	(8.41)	(6.83)	(5.91)
Net Asset Value, End of Period	$42.48	$44.01	$34.09	$43.14	$48.88
Total Return[2]	9.69%	30.52%	(1.81)%	2.19%	16.80%
Ratios to Average Net Assets:
Net expenses	0.95%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	(0.12)%	0.19%	0.41%	0.19%	0.43%
Expense waiver/reimbursement[3]	0.07%	0.11%	0.07%	0.05%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$177,959	$24,559	$40,057	$49,554	$75,756
Portfolio turnover	171%	109%	115%	122%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$40.80	$31.53	$40.74	$46.63	$46.02
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	0.04	(0.07)	(0.23)	(0.17)
Net realized and unrealized gain (loss)	3.68	9.53	(0.73)	0.98	6.69
TOTAL FROM INVESTMENT OPERATIONS	3.65	9.57	(0.80)	0.75	6.52
Less Distributions:
Distributions from net realized gain	(5.50)	(0.30)	(8.41)	(6.64)	(5.91)
Net Asset Value, End of Period	$38.95	$40.80	$31.53	$40.74	$46.63
Total Return[2]	9.67%	30.54%	(2.42)%	1.49%	15.89%
Ratios to Average Net Assets:
Net expenses	0.95%	0.96%	1.61%	1.69%	1.72%
Net investment income (loss)	(0.08)%	0.12%	(0.22)%	(0.55)%	(0.37)%
Expense waiver/reimbursement[3]	0.02%	0.04%	0.05%	0.01%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,576	$37,815	$1,529	$1,831	$2,150
Portfolio turnover	171%	109%	115%	122%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $1,469,560 of securities loaned and including $8,899,766 of investment in affiliated holdings (identified cost $417,417,939)		$430,937,299
Income receivable		100,724
Income receivable from affiliated holdings		32,125
Receivable for investments sold		10,188,473
Receivable for shares sold		3,361,304
TOTAL ASSETS		444,619,925
Liabilities:
Payable for investments purchased	$8,947,945
Payable for shares redeemed	109,013
Bank overdraft	6,722
Payable for collateral due to broker for securities lending	1,554,170
Payable for investment adviser fee (Note 5)	6,936
Payable for administrative fees (Note 5)	930
Payable for distribution services fee (Note 5)	6,730
Payable for other service fees (Notes 2 and 5)	126,843
Accrued expenses (Note 5)	119,904
TOTAL LIABILITIES		10,879,193
Net assets for 10,492,564 shares outstanding		$433,740,732
Net Assets Consist of:
Paid-in capital		$373,850,457
Total distributable earnings		59,890,275
TOTAL NET ASSETS		$433,740,732
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($238,586,369 ÷ 5,769,776 shares outstanding), no par value, unlimited shares authorized	$41.35
Offering price per share (100/94.50 of $41.35)	$43.76
Redemption proceeds per share	$41.35
Class C Shares:
Net asset value per share ($10,619,318 ÷ 364,634 shares outstanding), no par value, unlimited shares authorized	$29.12
Offering price per share	$29.12
Redemption proceeds per share (99.00/100 of $29.12)	$28.83
Institutional Shares:
Net asset value per share ($177,958,904 ÷ 4,189,320 shares outstanding), no par value, unlimited shares authorized	$42.48
Offering price per share	$42.48
Redemption proceeds per share	$42.48
Class R6 Shares:
Net asset value per share ($6,576,141 ÷ 168,834 shares outstanding), no par value, unlimited shares authorized	$38.95
Offering price per share	$38.95
Redemption proceeds per share	$38.95
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $167,448 received from an affiliated holding*)			$3,255,783
Net income on securities loaned (includes $18,511 received from an affiliated holding related to cash collateral balances*)			3,009
TOTAL INCOME			3,258,792
Expenses:
Investment adviser fee (Note 5)		$2,796,226
Administrative fee (Note 5)		298,822
Custodian fees		34,784
Transfer agent fee (Note 2)		388,446
Directors'/Trustees' fees (Note 5)		3,477
Auditing fees		27,070
Legal fees		10,877
Portfolio accounting fees		113,138
Distribution services fee (Note 5)		93,402
Other service fees (Notes 2 and 5)		651,277
Share registration costs		75,681
Printing and postage		46,710
Miscellaneous (Note 5)		25,588
TOTAL EXPENSES		4,565,498
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(73,050)
Reimbursement of other operating expenses (Notes 2 and 5)	(151,033)
TOTAL WAIVER AND REIMBURSEMENTS		(224,083)
Net expenses			4,341,415
Net investment income (loss)			(1,082,623)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(791) on sales of investments in an affiliated holding*)			49,020,406
Net realized gain on foreign currency transactions			7,235
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $1,788 of investments in an affiliated holding*)			(25,235,359)
Net realized and unrealized gain on investments and foreign currency transactions			23,792,282
Change in net assets resulting from operations			$22,709,659
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,082,623)	$(243,288)
Net realized gain	49,027,641	41,154,337
Net change in unrealized appreciation/depreciation	(25,235,359)	35,060,157
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	22,709,659	75,971,206
Distributions to Shareholders (Note 2):
Class A Shares	(29,965,706)	(1,948,686)
Class B Shares[1]	(327,239)	(25,753)
Class C Shares	(1,804,338)	(110,481)
Institutional Shares	(3,136,146)	(527,638)
Class R6 Shares	(5,071,489)	(14,856)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(40,304,918)	(2,627,414)
Share Transactions:
Proceeds from sale of shares	225,133,373	62,036,141
Net asset value of shares issued to shareholders in payment of distributions declared	37,448,217	2,434,732
Cost of shares redeemed	(123,138,168)	(85,181,961)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	139,443,422	(20,711,088)
Change in net assets	121,848,163	52,632,704
Net Assets:
Beginning of period	311,892,569	259,259,865
End of period	$433,740,732	$311,892,569
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated MDT Mid Cap Growth Fund, a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is appreciation of capital.
On February 2, 2018, Class B Shares were converted into the Fund's existing Class A Shares at the close of business pursuant to a Plan of Conversion approved by the Fund's Board of Trustees (the “Trustees”). The conversion occurred on a tax-free basis. The cash value of a shareholder's investment was not changed as a result of the share class conversion. No action was required by shareholders to effect the conversion.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
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21

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated MDTA LLC (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
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22

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $224,083 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$283,804	$(114,837)
Class B Shares	957	(618)
Class C Shares	15,541	(7,809)
Institutional Shares	67,397	(27,769)
Class R6 Shares	20,747	–
TOTAL	$388,446	$(151,033)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended October 31, 2017, were from the following sources:
Net investment income
Class A Shares	$19,133
Institutional Shares	27,442

Net realized gain
Class A Shares	$1,929,553
Class B Shares	25,753
Class C Shares	110,481
Institutional Shares	500,196
Class R6 Shares	14,856
Undistributed net investment income at October 31, 2017 was $25,016.
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24

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$620,143
Class B Shares	1,281
Class C Shares	29,853
TOTAL	$651,277
Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to these fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that is invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional
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collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements, between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of October 31, 2018, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$1,469,560	$1,554,170
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	565,944	$24,497,958	261,233	$9,990,364
Shares issued to shareholders in payment of distributions declared	698,338	27,465,618	48,870	1,786,181
Shares redeemed	(995,511)	(42,306,088)	(988,616)	(37,919,829)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	268,771	$9,657,488	(678,513)	$(26,143,284)
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26

Year Ended October 31	2018[1]		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,077	$29,293	74	$2,048
Shares issued to shareholders in payment of distributions declared	10,944	297,555	884	23,745
Shares redeemed	(74,055)	(2,127,515)	(31,413)	(881,204)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(62,034)	$(1,800,667)	(30,455)	$(855,411)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	211,933	$6,492,265	78,570	$2,257,534
Shares issued to shareholders in payment of distributions declared	61,023	1,701,339	3,753	102,954
Shares redeemed	(238,896)	(7,411,329)	(117,569)	(3,391,505)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	34,060	$782,275	(35,246)	$(1,031,017)

Year Ended October 31	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	4,220,296	$184,825,946	406,081	$15,536,332
Shares issued to shareholders in payment of distributions declared	72,764	2,933,122	13,637	508,263
Shares redeemed	(661,801)	(28,983,786)	(1,036,726)	(39,225,919)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,631,259	$158,775,282	(617,008)	$(23,181,324)

Year Ended October 31	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	218,797	$9,287,911	978,045	$34,249,863
Shares issued to shareholders in payment of distributions declared	136,613	5,050,583	393	13,589
Shares redeemed	(1,113,459)	(42,309,450)	(100,036)	(3,763,504)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(758,049)	$(27,970,956)	878,402	$30,499,948
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,114,007	$139,443,422	(482,820)	$(20,711,088)
1	On February 2, 2018, Class B Shares were converted to Class A Shares.
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27

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income[1]	$26,481,986	$1,650,137
Long-term capital gains	$13,822,932	$977,277
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$19,112,955
Net unrealized appreciation	$12,150,279
Undistributed long-term capital gains	$28,627,041
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales.
At October 31, 2018, the cost of investments for federal tax purposes was $418,787,020. The net unrealized appreciation of investments for federal tax purposes was $12,150,279. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $36,651,624 and net unrealized depreciation from investments for those securities having an excess of cost over value of $24,501,345.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2018, the Adviser voluntarily waived $66,704 of its fee and voluntarily reimbursed $151,033 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $6,346.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.75% of average daily net assets annually, to compensate FSC.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
Prior to their conversion to Class A Shares at the close of business on February 2, 2018, the Class B Shares were also subject to the Plan at 0.75% annually of the average daily net assets of the Class B Shares.
For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$3,843
Class C Shares	89,559
TOTAL	$93,402
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $19,404 of fees paid by the Fund.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $14,030 in sales charges from the sale of Class A Shares. FSC also retained $1,078 of CDSC relating to redemptions of Class B Shares and $1,200 relating to redemptions of Class C Shares.
Other Service Fees
For the year ended October 31, 2018, FSSC received $51,472 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.14%, 1.88%, 0.84% and 0.83% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$715,317,749
Sales	$622,921,456
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject
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to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
8. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $13,822,932.
For the fiscal year ended October 31, 2018, 11.6% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, 11.0% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MDT MID CAP GROWTH FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated MDT Mid Cap Growth Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodian, transfer agent, and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,006.80	$6.12
Class C Shares	$1,000	$1,002.80	$9.89
Institutional Shares	$1,000	$1,008.10	$4.76[2]
Class R6 Shares	$1,000	$1,007.80	$4.76[3]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.10	$6.16
Class C Shares	$1,000	$1,015.30	$9.96
Institutional Shares	$1,000	$1,020.50	$4.79[2]
Class R6 Shares	$1,000	$1,020.50	$4.79[3]
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.21%
Class C Shares	1.96%
Institutional Shares	0.94%
Class R6 Shares	0.94%
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's Institutional Shares current Fee Limit of 0.84% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $4.25 and $4.28, respectively.
3	Actual and Hypothetical expenses paid during the period utilizing the Fund's Class R6 Shares current Fee Limit of 0.83% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $4.20 and $4.23, respectively.
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated MDT Mid Cap Growth Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated MDTA LLC (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparation and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including
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research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO's Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the
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reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the
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compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group, and that the CCO had specifically noted that the Fund's quantitative focus makes fee and expense comparisons particularly difficult as the Peer Group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group. In addition, the Board was informed by the Adviser that, for the same periods, the Fund outperformed its benchmark index for the five-year period and underperformed its benchmark index for the one-year and three-year periods.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its
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receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or
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adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Mid Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172107
CUSIP 314172305
CUSIP 314172198
CUSIP 314172529
G01228-08 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | FMAAX	B | FMBBX	C | FMRCX	Institutional | FMIIX

Federated Absolute Return Fund
Fund Established 2000

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Absolute Return Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018, was -12.43% for Class A Shares, -13.07% for Class B Shares, -13.03% for Class C Shares and -12.15% for Institutional Shares. The total return of the ICE BofAML U.S. 3-Month Treasury Bill Index (BAML3MT),1 the Fund's broad-based securities market index, was 1.68%. The total return of the Lipper Absolute Return Funds Average (LARFA),2 a peer group average for the Fund, was -2.07%. The Fund's and LARFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BAML3MT.
The Fund's investment strategy during the reporting period focused on long and short3 positions in equities and use of derivatives.4 These were the most significant factors affecting the Fund's performance relative to the BAML3MT.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
It was a positive reporting period for the U.S. stock market, with the S&P 500 Index5 producing a total return of 7.35%, despite general deterioration in global risk assets and key domestic cyclical sectors.
During the reporting period, global central bankers reduced the amount of their aggregate quantitative easing. International risk assets and valuation multiples were negatively impacted. U.S. risk assets performed better, driven by the relatively strong U.S. economy and corporate earnings. U.S. interest rates, credit spreads and volatility (the foundation of this momentous credit cycle) all increased during the reporting period, but not by enough to cause negative U.S. stock market returns. Key cyclical sectors such as housing, automobiles, semiconductors and oil service stocks produced negative returns and divergences from U.S. equity markets generally.
LONG positions
The long equity positions added 3.6% to Fund performance (this return contribution and those below are gross figures). The equity sectors for which the Fund's long holdings produced the largest positive contribution to Fund performance were Health Care and Information Technology. Cash holdings added 0.8% to the Fund's return.
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SHORT Positions
The short equity positions detracted 7.5% from Fund performance. The equity sectors for which the Fund's short positions produced the largest negative contribution to Fund performance were Information Technology and Consumer Discretionary. The purpose of the Fund's active short positions was to help reach the desired Fund net equity market exposure and reduce the Fund's correlation to the U.S. equities (which was achieved), as well as to produce alpha relative to the S&P 500 (which was not achieved) during the reporting period.
derivatives positions
The derivative positions in aggregate detracted 8.5% from Fund performance during the reporting period. The majority of this loss, or 7.5%, was related to losses on out-of-the-money call and put option positions on equities (individual stocks and ETFs), most of which did not go into the money during the reporting period. Fund management generally anticipated larger moves in U.S. equities in both the up (early in the reporting period) and down (later in the reporting period) direction than actually occurred during the reporting period. The other 1% loss was the combined impact on losses on the Fund's short equity index futures (used to help reach desired Fund net equity market exposure and reduce the Fund's correlation to the U.S. equities) and currency forward and currency option contracts (used for both active exposures to currencies and for hedging currency risks of international stock holdings), partially offset by the gain produced by the Fund's short interest rate futures positions (used to attempt to produce Fund returns from higher interest rates in Europe).
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BAML3MT.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LARFA.
3	The Fund may make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
5	The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Absolute Return Fund (the “Fund”) from October 31, 2008 to October 31, 2018, compared to the ICE BofAML US 3-Month Treasury Bill Index (BAML3MT)2 and the Lipper Absolute Return Funds Average (LARFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2018
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-17.27%	-2.92%	-1.08%
Class B Shares	-17.85%	-2.94%	-1.11%
Class C Shares	-13.90%	-2.56%	-1.27%
Institutional Shares	-12.15%	-1.57%	-0.27%
BAML3MT	1.68%	0.55%	0.35%
LARFA	-2.07%	1.60%	1.92%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BAML3MT and the LARFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BAML3MT is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Effective October 22, 2017, the index name changed from “BofA ML US 3-Month Treasury Bill Index” to “ICE BofAML US 3-Month Treasury Bill Index.” The BAML3MT is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Tables (unaudited)
At October 31, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Equity Securities	47.2%
Adjustment for Futures Contracts (notional value)[2]	68.6%
Collateral on Deposit for Securities Sold Short	13.5%
International Equity Securities	4.5%
U.S. Treasury Securities	20.8%
Exchange-Traded Funds	3.1%
Purchased Put Options	0.0%[3]
Purchased Call Options	0.3%
Securities Sold Short	(14.6)%
Futures Contracts—Short (notional value)[2]	(67.4)%
Cash Equivalents[4]	20.7%
Other Assets and Liabilities—Net[5]	3.3%
TOTAL	100.0%
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At October 31, 2018, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Information Technology	24.2%
Health Care	21.1%
Communication Services	14.0%
Consumer Discretionary	11.2%
Industrials	8.9%
Energy	7.5%
Financials	5.1%
Utilities	4.8%
Consumer Staples	2.0%
Materials	1.2%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	More complete information regarding the Fund's direct investments in futures contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
October 31, 2018
Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—51.7%
		Air Freight & Logistics—0.7%
6,000	[1]	XPO Logistics, Inc.	$536,280
		Airlines—2.0%
15,000		Delta Air Lines, Inc.	820,950
15,000		Southwest Airlines Co.	736,500
		TOTAL	1,557,450
		Banks—0.5%
10,000		Sumitomo Mitsui Financial Group, Inc.	388,492
		Biotechnology—4.4%
10,000	[1]	Aimmune Therapeutics, Inc.	265,800
6,000	[1]	Alexion Pharmaceuticals, Inc.	672,420
1,600	[1]	BeiGene Ltd., ADR	201,504
2,000	[1]	Biogen, Inc.	608,540
2,000	[1]	Bluebird Bio, Inc.	229,400
10,000	[1]	Celgene Corp.	716,000
10,000		Gilead Sciences, Inc.	681,800
		TOTAL	3,375,464
		Capital Markets—0.6%
5,000		Northern Trust Corp.	470,350
		Chemicals—0.4%
10,000		Mosaic Co./The	309,400
		Communications Equipment—1.5%
8,000	[1]	Ciena Corp.	250,080
20,000		Cisco Systems, Inc.	915,000
		TOTAL	1,165,080
		Diversified Financial Services—0.8%
3,000	[1]	Berkshire Hathaway, Inc., Class B	615,840
		Diversified Telecommunication Services—3.1%
40,000		AT&T, Inc.	1,227,200
20,000		Verizon Communications, Inc.	1,141,800
		TOTAL	2,369,000
		Electric Utilities—1.1%
20,000		Exelon Corp.	876,200
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Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Electrical Equipment—1.4%
16,000		Emerson Electric Co.	$1,086,080
		Health Care Providers & Services—3.5%
2,000	[1]	Centene Corp.	260,640
4,000		Cigna Corp.	855,240
14,000		CVS Health Corp.	1,013,460
2,000		UnitedHealth Group, Inc.	522,700
		TOTAL	2,652,040
		Hotels, Restaurants & Leisure—0.7%
3,000		McDonald's Corp.	530,700
		Insurance—0.7%
6,000		Prudential Financial, Inc.	562,680
		Interactive Media & Services—2.8%
1,000	[1]	Alphabet, Inc., Class A	1,090,580
1,000	[1]	Alphabet, Inc., Class C	1,076,770
		TOTAL	2,167,350
		Internet & Direct Marketing Retail—1.0%
6,000		Expedia Group, Inc.	752,580
		IT Services—0.9%
10,000		Cognizant Technology Solutions Corp.	690,300
		Machinery—0.5%
2,500		Cummins, Inc.	341,725
		Media—1.3%
6,800	[1]	Facebook, Inc.	1,032,172
		Metals & Mining—0.0%
4,315	[1]	Lithion Energy	164
		Multi-Utilities—1.3%
38,000		CenterPoint Energy, Inc.	1,026,380
		Multiline Retail—1.5%
5,500		Dollar General Corp.	612,590
7,000		Kohl's Corp.	530,110
		TOTAL	1,142,700
		Oil Gas & Consumable Fuels—3.9%
14,000		Chevron Corp.	1,563,100
3,000		Diamondback Energy, Inc.	337,080
10,000	[1]	Parsley Energy, Inc.	234,200
5,000		Phillips 66	514,100
Annual Shareholder Report
8

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Oil Gas & Consumable Fuels—continued
4,000		Valero Energy Corp.	$364,360
		TOTAL	3,012,840
		Paper & Forest Products—0.2%
6,000		Norbord, Inc.	153,002
		Pharmaceuticals—3.1%
10,000		Bristol-Myers Squibb Co.	505,400
50,000	[1]	Foamix Pharmaceuticals Ltd.	217,500
3,000	[1]	Jazz Pharmaceuticals PLC	476,460
6,000		Merck & Co., Inc.	441,660
10,000	[1]	Mylan NV	312,500
10,000		Pfizer, Inc.	430,600
		TOTAL	2,384,120
		Semiconductors & Semiconductor Equipment—2.7%
12,000		Applied Materials, Inc.	394,560
16,000		Intel Corp.	750,080
2,000		Lam Research Corp.	283,460
10,000		Qualcomm, Inc.	628,900
		TOTAL	2,057,000
		Software—4.5%
7,000	[1]	Check Point Software Technologies Ltd.	777,000
11,000		Microsoft Corp.	1,174,910
14,000		Open Text Corp.	473,200
10,000		Oracle Corp.	488,400
6,000	[1]	Synopsys, Inc.	537,180
		TOTAL	3,450,690
		Specialty Retail—2.1%
3,200		Best Buy Co., Inc.	224,512
6,000		Ross Stores, Inc.	594,000
4,000		TJX Cos., Inc.	439,520
6,000		Williams-Sonoma, Inc.	356,280
		TOTAL	1,614,312
		Technology Hardware Storage & Peripherals—2.9%
6,000		Apple, Inc.	1,313,160
5,000		IBM Corp.	577,150
10,000		Samsung Electronics Co. Ltd.	373,996
		TOTAL	2,264,306
Annual Shareholder Report
9

Shares, Principal Amount or Contracts			Value in U.S. Dollars
		COMMON STOCKS—continued
		Textiles Apparel & Luxury Goods—0.6%
7,600	[1]	Michael Kors Holdings Ltd.	$421,116
		Tobacco—1.0%
12,000		Altria Group, Inc.	780,480
		TOTAL COMMON STOCKS (IDENTIFIED COST $39,683,208)	39,786,293
		U.S. TREASURY—20.8%
$16,000,000	[2]	United States Treasury Bills, 2.020%,[3] 11/8/2018 (IDENTIFIED COST $15,993,717)	15,993,451
		EXCHANGE-TRADED FUNDS—3.1%
140,000	[1]	Sprott Physical Gold Trust	1,369,200
200,000	[1]	Sprott Physical Silver Trust	1,018,000
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $2,401,200)	2,387,200
		PURCHASED PUT OPTIONS—0.0%
		Food & Staples Retailing—0.0%
120	[4]	Casey's General Stores, Inc., Notional Amount $1,513,320, Exercise Price $105, Expiration Date 11/16/2018	900
40		Casey's General Stores, Inc., Notional Amount $504,440, Exercise Price $115, Expiration Date 11/16/2018	1,300
		TOTAL	2,200
		Road & Rail—0.0%
200		CSX Corp., Notional Amount $1,377,200, Exercise Price $60, Expiration Date 11/16/2018	3,700
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $61,669)	5,900
		PURCHASED CALL OPTIONS—0.3%
		Index—0.3%
600		SPDR S&P 500 ETF Trust, Notional Amount $16,237,800, Exercise Price $282, Expiration Date 11/16/2018	33,000
400		SPDR S&P 500 ETF Trust, Notional Amount $10,825,200, Exercise Price $300, Expiration Date 1/18/2019	16,600
1,000		SPDR S&P 500 ETF Trust, Notional Amount $27,063,000, Exercise Price $295, Expiration Date 1/18/2019	78,000
1,392		SPDR S&P 500 ETF Trust, Notional Amount $37,671,696, Exercise Price $310, Expiration Date 1/18/2019	18,792
1,000		VanEck Vectors Gold Miners ETF, Notional Amount $1,893,000, Exercise Price $20, Expiration Date 12/21/2018	41,000
1,000		VanEck Vectors Gold Miners ETF, Notional Amount $1,893,000, Exercise Price $22, Expiration Date 3/15/2019	39,000
Annual Shareholder Report
10

Shares, Principal Amount or Contracts		Value in U.S. Dollars
	PURCHASED CALL OPTIONS—continued
	Index—continued
2,000	SPDR S&P 500 ETF Trust, Notional Amount $54,126,000, Exercise Price $300, Expiration Date 11/16/2018	$5,000
1,000	VanEck Vectors Gold Miners ETF, Notional Amount $1,893,000, Exercise Price $21, Expiration Date 11/16/2018	4,500
	TOTAL	235,892
	Software—0.0%
200	Oracle Corp., Notional Amount $976,800, Exercise Price $52.50, Expiration Date 1/18/2019	16,100
	TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $759,049)	251,992
	INVESTMENT COMPANY—20.7%
15,935,824	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[5] (IDENTIFIED COST $15,939,019)	15,937,418
	TOTAL INVESTMENT IN SECURITIES—96.6% (IDENTIFIED COST $74,837,862)[6]	74,362,254
	OTHER ASSETS AND LIABILITIES - NET—3.4%[7]	2,627,792
	TOTAL NET ASSETS—100%	$76,990,046
SECURITIES SOLD SHORT—(14.6)%
Shares		Value in U.S. Dollars
	COMMON STOCKS—(14.6)%
	Automobiles—(0.9)%
(2,000)	Tesla Motors, Inc.	$(674,640)
	Beverages—(2.2)%
(12,000)	Brown-Forman Corp., Class B	(556,080)
(12,000)	The Coca-Cola Co.	(574,560)
(5,000)	PepsiCo, Inc.	(561,900)
	TOTAL	(1,692,540)
	Capital Markets—(0.5)%
(4,000)	T. Rowe Price Group, Inc.	(387,960)
	Construction Materials—(0.4)%
(3,000)	Vulcan Materials Co.	(303,420)
	Energy Equipment & Services—(0.5)%
(15,000)	Baker Hughes a GE Co. LLC	(400,350)
Annual Shareholder Report
11

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Entertainment—(0.4)%
(2,000)	Spotify Technology SA	$(299,380)
	Equity Real Estate Investment Trust (REITs)—(1.5)%
(30,000)	American Homes 4 Rent	(632,100)
(3,000)	SBA Communications Corp.	(486,510)
	TOTAL	(1,118,610)
	Health Care Equipment & Supplies—(0.6)%
(2,000)	Becton Dickinson & Co.	(461,000)
	Hotels, Restaurants & Leisure—(0.4)%
(1,000)	Domino's Pizza, Inc.	(268,790)
	Household Products—(1.3)%
(8,000)	Colgate-Palmolive Co.	(476,400)
(6,000)	Procter & Gamble Co.	(532,080)
	TOTAL	(1,008,480)
	Index—(1.0)%
(14,000)	Consumer Staples Select Sector SPDR Fund	(770,140)
	Industrial Conglomerates—(0.7)%
(50,000)	General Electric Co.	(505,000)
	Interactive Media & Services—(0.4)%
(8,000)	Zillow Group, Inc., Class C	(322,080)
	Leisure Products—(1.2)%
(30,000)	Mattel, Inc.	(407,400)
(6,000)	Hasbro, Inc.	(550,260)
	TOTAL	(957,660)
	Media—(0.8)%
(15,000)	Cinemark Holdings, Inc.	(623,550)
	Semiconductors & Semiconductor Equipment—(0.9)%
(3,000)	ASML Holding N.V., ADR	(517,080)
(1,000)	Nvidia Corp.	(210,830)
	TOTAL	(727,910)
	Software—(0.9)%
(2,000)	ServiceNow, Inc.	(362,080)
(3,000)	Tableau Software, Inc.	(320,040)
	TOTAL	(682,120)
	TOTAL SECURITIES SOLD SHORT (PROCEEDS $11,201,083)	$(11,203,630)
Annual Shareholder Report
12

At October 31, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
1E-Mini Dow ($5) Futures, Short Futures	100	$12,538,500	December 2018	$332,873
1E-Mini S&P 500 Futures, Short Futures	100	$13,555,500	December 2018	$510,923
[1]Euro-BONO Spanish Government Bond Futures, Short Futures	50	$8,169,194	December 2018	$73,979
[1]Euro-BTP Italian Government Bond Futures, Short Futures	25	$3,444,370	December 2018	$(25,626)
[1]Euro-Bund Futures, Short Futures	40	$7,260,700	December 2018	$23,563
[1]Euro-OAT Futures, Short Futures	40	$6,884,663	December 2018	$23,994
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$939,706
Net Unrealized Appreciation on Futures Contracts and value on Securities Sold Short is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2017	8,867,662
Purchases/Additions	131,505,354
Sales/Reductions	(124,437,192)
Balance of Shares Held 10/31/2018	15,935,824
Value	$15,937,418
Change in Unrealized Appreciation/Depreciation	$(1,211)
Net Realized Gain/(Loss)	$1,047
Dividend Income	$145,822
1	Non-income-producing security.
2	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its securities sold short and outstanding futures contracts.
3	Discount rate at time of purchase.
4	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Directors.
5	7-day net yield.
6	At October 31, 2018, the cost of investments for federal tax purposes was $104,241,510.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$36,303,859	$—	$—	$36,303,859
International	2,719,946	762,488	—	3,482,434
Debt Securities:
U.S. Treasury	—	15,993,451	—	15,993,451
Exchange-Traded Funds	2,387,200	—	—	2,387,200
Purchased Put Options	5,000	—	900	5,900
Purchased Call Options	251,992	—	—	251,992
Investment Company	15,937,418	—	—	15,937,418
TOTAL SECURITIES	$57,605,415	$16,755,939	$900	$74,362,254
Other Financial Instruments:
Assets
Securities Sold Short	$—	$—	$—	$—
Futures Contracts	965,332	—	—	965,332
Liabilities
Securities Sold Short	(11,203,630)	—	—	(11,203,630)
Futures Contracts	(25,626)	—	—	(25,626)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(10,263,924)	$—	$—	$(10,263,924)
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
REITs	—Real Estate Investment Trusts
SPDR	—Standard & Poor's Depositary Receipts
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.73	$9.45	$10.28	$10.07	$9.47
Income From Investment Operations:
Net investment income (loss)[1]	(0.01)	0.01	0.01	(0.00)[2]	0.05
Net realized and unrealized gain (loss)	(1.19)	0.27	(0.84)	0.34	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.20)	0.28	(0.83)	0.34	0.60
Less Distributions:
Distributions from net investment income	(0.04)	—	—	(0.13)	(0.00)[2]
Net Asset Value, End of Period	$8.49	$9.73	$9.45	$10.28	$10.07
Total Return[3]	(12.43)%	2.96%	(8.07)%	3.45%	6.38%
Ratios to Average Net Assets:
Net expenses	2.11%	1.46%	1.50%	1.50%	1.26%
Net expenses excluding dividends and other expenses related to short sales	1.32%	1.30%	1.29%	1.32%	1.26%
Net investment income (loss)	(0.11)%	0.14%	0.07%	0.03%	0.49%
Expense waiver/reimbursement[4]	0.27%	0.16%	0.11%	0.12%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,913	$54,314	$69,440	$94,755	$88,588
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.49	$9.28	$10.17	$9.91	$9.39
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.06)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(1.16)	0.27	(0.82)	0.33	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.24)	0.21	(0.89)	0.26	0.52
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.00)[2]
Net Asset Value, End of Period	$8.25	$9.49	$9.28	$10.17	$9.91
Total Return[3]	(13.07)%	2.26%	(8.75)%	2.62%	5.59%
Ratios to Average Net Assets:
Net expenses	2.86%	2.21%	2.26%	2.24%	2.03%
Net expenses excluding dividends and other expenses related to short sales	2.07%	2.05%	2.04%	2.07%	2.03%
Net investment income (loss)	(0.88)%	(0.60)%	(0.68)%	(0.70)%	(0.28)%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.13%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,178	$2,777	$4,368	$7,517	$11,193
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.44	$9.23	$10.12	$9.86	$9.35
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.06)	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	(1.15)	0.27	(0.82)	0.33	0.54
TOTAL FROM INVESTMENT OPERATIONS	(1.23)	0.21	(0.89)	0.26	0.51
Less Distributions:
Distributions from net investment income	—	—	—	—	(0.00)[2]
Net Asset Value, End of Period	$8.21	$9.44	$9.23	$10.12	$9.86
Total Return[3]	(13.03)%	2.28%	(8.79)%	2.64%	5.50%
Ratios to Average Net Assets:
Net expenses	2.86%	2.21%	2.25%	2.24%	2.04%
Net expenses excluding dividends and other expenses related to short sales	2.07%	2.05%	2.04%	2.07%	2.04%
Net investment income (loss)	(0.83)%	(0.59)%	(0.67)%	(0.71)%	(0.28)%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.13%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,493	$31,528	$48,157	$63,406	$70,323
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.85	$9.54	$10.35	$10.14	$9.52
Income From Investment Operations:
Net investment income[1]	0.01	0.04	0.03	0.02	0.07
Net realized and unrealized gain (loss)	(1.20)	0.27	(0.84)	0.35	0.55
TOTAL FROM INVESTMENT OPERATIONS	(1.19)	0.31	(0.81)	0.37	0.62
Less Distributions:
Distributions from net investment income	(0.06)	—	—	(0.16)	(0.00)[2]
Net Asset Value, End of Period	$8.60	$9.85	$9.54	$10.35	$10.14
Total Return[3]	(12.15)%	3.25%	(7.83)%	3.69%	6.56%
Ratios to Average Net Assets:
Net expenses	1.86%	1.21%	1.25%	1.27%	1.04%
Net expenses excluding dividends and other expenses related to short sales	1.07%	1.05%	1.04%	1.07%	1.04%
Net investment income	0.12%	0.39%	0.31%	0.22%	0.72%
Expense waiver/reimbursement[4]	0.25%	0.16%	0.11%	0.11%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,406	$52,974	$112,822	$106,928	$36,380
Portfolio turnover	192%	118%	132%	94%	117%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $15,937,418 of investment in an affiliated holding (identified cost $74,837,862)		$74,362,254
Deposit at broker for short sales		10,766,752
Cash denominated in foreign currencies (identified cost $267,060)		261,370
Receivable for investments sold, net of reserve of $2,636,021 (Note 9)		3,733,175
Receivable for shares sold		171,981
Income receivable		83,158
Income receivable from affiliated holding		153
TOTAL ASSETS		89,378,843
Liabilities:
Securities sold short, at value (proceeds $11,201,083)	$11,203,630
Due to broker	365,620
Payable for daily variation margin on futures contracts	250,459
Payable for shares redeemed	229,928
Bank overdraft	126,164
Payable for investments purchased	35,112
Payable for distribution services fee (Note 5)	8,271
Dividends payable on short positions	7,140
Payable for investment adviser fee (Note 5)	553
Accrued expenses (Note 5)	161,920
TOTAL LIABILITIES		12,388,797
Net assets for 9,085,242 shares outstanding		$76,990,046
Net Assets Consists of:
Paid-in capital		$158,797,440
Total distributable earnings (loss)		(81,807,394)
TOTAL NET ASSETS		$76,990,046
Annual Shareholder Report
19

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($43,913,293 ÷ 5,169,405 shares outstanding), no par value, unlimited shares authorized	$8.49
Offering price per share (100/94.50 of $8.49)	$8.98
Redemption proceeds per share	$8.49
Class B Shares:
Net asset value per share ($1,177,840 ÷ 142,746 shares outstanding), no par value, unlimited shares authorized	$8.25
Offering price per share	$8.25
Redemption proceeds per share (94.50/100 of $8.25)	$7.80
Class C Shares:
Net asset value per share ($11,493,203 ÷ 1,399,950 shares outstanding), no par value, unlimited shares authorized	$8.21
Offering price per share	$8.21
Redemption proceeds per share (99.00/100 of $8.21)	$8.13
Institutional Shares:
Net asset value per share ($20,405,710 ÷ 2,373,141 shares outstanding), no par value, unlimited shares authorized	$8.60
Offering price per share	$8.60
Redemption proceeds per share	$8.60
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $145,822 received from an affiliated holding* and net of foreign taxes withheld of $37,607)		$2,088,858
Interest		260,497
TOTAL INCOME		2,349,355
Expenses:
Investment adviser fee (Note 5)	$882,822
Administrative fee (Note 5)	95,287
Custodian fees	44,029
Transfer agent fees	216,204
Directors'/Trustees' fees (Note 5)	1,890
Auditing fees	38,590
Legal fees	12,246
Distribution services fee (Note 5)	204,275
Other service fees (Notes 2 and 5)	193,610
Portfolio accounting fees	145,052
Share registration costs	50,267
Printing and postage	36,530
Dividends and expenses related to short positions	930,315
Miscellaneous (Note 5)	34,205
TOTAL EXPENSES	2,885,322
Waiver/reimbursement of investment adviser fee (Note 5)	(301,132)
Net expenses		2,584,190
Net investment income (loss)		$(234,835)
Annual Shareholder Report
21

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Short Sales, Written Options, Certain Receivables and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $1,047 on sales of investments in an affiliated holding*) and foreign currency transactions	$18,956,977
Net realized gain on foreign exchange contracts	83,407
Net realized gain (loss) on futures contracts	(4,927,282)
Net realized gain (loss) on short sales	(9,209,471)
Net realized gain (loss) on written options	(88,668)
Net change in unrealized appreciation of investments, certain receivables and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $(1,211) of investments in an affiliated holding*)	(20,718,301)
Net change in unrealized appreciation of foreign exchange contracts	(967,881)
Net change in unrealized depreciation of futures contracts	3,522,653
Net change in unrealized depreciation of short sales	359,039
Net change in unrealized depreciation of written options	1,125
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, short sales, written options, certain receivables and foreign currency transactions	(12,988,402)
Change in net assets resulting from operations	$(13,223,237)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
22

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(234,835)	$106,611
Net realized gain (loss)	4,814,963	(6,561,786)
Net change in unrealized appreciation/depreciation	(17,803,365)	11,348,330
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(13,223,237)	4,893,155
Distributions to Shareholders (Note 2):
Class A Shares	(195,989)	—
Institutional Shares	(312,870)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(508,859)	—
Share Transactions:
Proceeds from sale of shares	20,716,989	19,452,119
Net asset value of shares issued to shareholders in payment of distributions declared	463,531	—
Cost of shares redeemed	(72,051,111)	(117,540,781)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(50,870,591)	(98,088,662)
Change in net assets	(64,602,687)	(93,195,507)
Net Assets:
Beginning of period	141,592,733	234,788,240
End of period	$76,990,046	$141,592,733
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of ten diversified portfolios. The financial statements included herein are only those of Federated Absolute Return Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. Class B Shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide absolute (positive) returns with low correlation to the U.S. equity market.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective June 18, 2018, Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the
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movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including, but not limited to, industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver/reimbursement of $301,132 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Undistributed net investment income at October 31, 2017, was $411,100.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$125,518
Class B Shares	4,910
Class C Shares	63,182
TOTAL	$193,610
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage country risk, duration risk and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $51,244,483. This is based on amounts held as of each month-end throughout the fiscal year.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $162,000 and $175,593, respectively. This is based on the contracts held as of each month-end throughout the fiscal year.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Short Sales
In a short sale, the Fund sells a security it does not own in anticipation of a decline in the fair market value of the security. When the Fund sells a security short, it must borrow the security in order to deliver it at the completion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.
The Fund has an obligation to replace the borrowed security (e.g., to purchase the security at a future date and deliver it to the lender of the security). While the security is borrowed, the proceeds from the sale are deposited with the lender (“Prime Broker”). The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may be obligated to pay fees to the Prime Broker on borrowed securities. This fee is normally based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the Prime Broker the equivalent of any dividends earned on the borrowed security.
For the year ended October 31, 2018, the net realized gain (loss) and the net change in unrealized gain (loss) on short sales was $(9,209,471) and $359,039, respectively.
Option Contracts
The Fund buys/sells put and call options to seek to increase income and return and to manage country risk, currency risk, individual security risk, market risk and sector/asset risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for
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writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period end are listed in the Fund's Portfolio of Investments. At October 31, 2018, the fund had no outstanding written options.
The average market value of purchased and written options held by the Fund throughout the period was $2,458,315 and $2,485, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Purchased options, in securities at value	$257,892		$—
Interest rate contracts		—	Payable for daily variation margin on futures contracts	(95,910)*
Equity contracts		—	Payable for daily variation margin on futures contracts	(843,796)*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$257,892		$(939,706)
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Purchased Options[1]	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$—	$(69,697)	$83,407	$13,710
Equity contracts	$(4,443,722)	$(88,668)	$(9,566,201)	$—	$(14,098,591)
Interest rate contracts	$(483,560)	$—	$—	$—	$(483,560)
TOTAL	$(4,927,282)	$(88,668)	$(9,635,898)	$83,407	$(14,568,441)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Written Options	Purchased Options[2]	Foreign Exchange Contracts	Total
Foreign exchange contracts	$—	$—	$—	$(967,881)	$(967,881)
Equity contracts	$2,976,207	$1,125	$318,436	$—	$3,295,768
Interest rate contracts	$546,446	$—	$—	$—	$546,446
TOTAL	$3,522,653	$1,125	$318,436	$(967,881)	$2,874,333
1	The net realized gain (loss) on Purchased Options is found within the Net realized gain on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Options is found within the Net change in unrealized appreciation of investments, certain receivables and translation of assets and liabilities in foreign currency on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,607,284	$14,578,944	613,115	$5,837,078
Shares issued to shareholders in payment of distributions declared	17,793	175,979	—	—
Shares redeemed	(2,035,826)	(18,858,586)	(2,383,721)	(22,748,838)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(410,749)	$(4,103,663)	(1,770,606)	$(16,911,760)
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Year Ended October 31	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares redeemed	(149,946)	(1,388,303)	(178,153)	(1,663,370)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(149,946)	$(1,388,303)	(178,153)	$(1,663,370)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	143,685	$1,314,833	231,352	$2,154,694
Shares redeemed	(2,082,271)	(18,432,321)	(2,107,583)	(19,575,613)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,938,586)	$(17,117,488)	(1,876,231)	$(17,420,919)

Year Ended October 31	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	496,613	$4,823,212	1,188,375	$11,460,347
Shares issued to shareholders in payment of distributions declared	28,813	287,552	—	—
Shares redeemed	(3,529,765)	(33,371,901)	(7,641,302)	(73,552,960)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(3,004,339)	$(28,261,137)	(6,452,927)	$(62,092,613)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,503,620)	$(50,870,591)	(10,277,917)	$(98,088,662)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating loss, defaulted securities and expiration of capital loss carryforwards.
For the year ended October 31, 2018, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributed Earnings (Loss)
$(110,703,665)	$110,703,665
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$508,859	$—
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As of October 31, 2018, the components of distributable earnings on a tax-basis were as follows:
Capital loss carryforwards and deferrals	$(49,282,286)
Net unrealized depreciation	$(32,525,108)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, defaulted bonds, straddle loss deferrals, passive foreign investment companies, discount accretion/premium amortization on debt securities and mark to market on futures contracts.
At October 31, 2018, the cost of investments for federal tax purposes was $104,241,510. The net unrealized depreciation of investments for federal tax purposes was $30,205,327. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,967,058 and net unrealized depreciation from investments for those securities having an excess of cost over value of $33,172,385. The amounts presented are inclusive of derivative contracts.
At October 31, 2018, the Fund had a capital loss carryforward of $48,947,317 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010 is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010; retains its character as either short-term or long-term and does not expire and is required to be utilized prior to the losses which have Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$30,302,130	$—	$30,302,130
2019	$18,645,187	NA	$18,645,187
The Fund used capital loss carryforwards of $5,657,229 to offset capital gains realized during the year ended October 31, 2018. Capital loss carryforwards of $111,074,244 expired during the year ended October 31, 2018.
Under current tax rules, a late-year ordinary loss may be deferred, in whole or in part and treated as occurring on the first day of the following fiscal year. As of October 31, 2018, for federal income tax purposes, a late year ordinary loss of $11,445 was deferred to November 1, 2018.
At October 31, 2018, for federal tax purposes, the Fund had $323,524 in straddle loss deferrals.
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5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the Adviser voluntarily waived $295,718 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2018, the Sub-Adviser earned a fee of $64,450.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $5,414.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$14,729
Class C Shares	189,546
TOTAL	$204,275
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $14,899 of fees paid by the Fund. For the year ended October 31, 2018, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $1,959 in sales charges from the sale of Class A Shares. For the year ended October 31, 2018, FSC also retained $2,833 of CDSC relating to redemptions of Class B Shares.
Other Service Fees
For the year ended October 31, 2018, FSSC received $6,880 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended October 31, 2018, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $600,178.
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Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding dividends and other expenses related to short sales, premiums for risk insurance policies on certain portfolio securities, interest expense, extraordinary expenses, line of credit expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.30%, 2.05%, 2.05% and 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$259,370,877
Sales	$296,193,103
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
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8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
9. RECEIVABLE FROM BANKRUPTCY TRUSTEE
The amount presented on the Statement of Assets and Liabilities, under the caption receivable for investments sold, includes net realizable proceeds of $262,958 which represents the estimated amount expected to be received from the bankruptcy trustee for certain security transactions executed through Lehman Brothers in 2008.
10. Subsequent Event
In November 2018, the Board approved the tax-free reorganization of the Fund into Federated Global Allocation Fund, which is expected to occur in the second quarter of 2019, pending shareholder approval.
11. Federal Tax information (Unaudited)
For the fiscal year ended October 31, 2018, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2018, 100% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated absolute return fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Absolute Return Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$890.90	$11.34[2]
Class B Shares	$1,000	$887.10	$15.60[3]
Class C Shares	$1,000	$887.60	$15.37[4]
Institutional Shares	$1,000	$892.10	$10.73[5]
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,013.21	$12.08[2]
Class B Shares	$1,000	$1,008.67	$16.61[3]
Class C Shares	$1,000	$1,008.92	$16.36[4]
Institutional Shares	$1,000	$1,013.86	$11.42[5]
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	2.38%
Class B Shares	3.28%
Class C Shares	3.23%
Institutional Shares	2.25%
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's Class A Shares current Fee Limit of 1.30% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $6.20 and $6.61, respectively.
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3	Actual and Hypothetical expenses paid during the period utilizing the Fund's Class B Shares current Fee Limit of 2.05% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $9.75 and $10.41, respectively.
4	Actual and Hypothetical expenses paid during the period utilizing the Fund's Class C Shares current Fee Limit of 2.05% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $9.75 and $10.41, respectively.
5	Actual and Hypothetical expenses paid during the period utilizing the Fund's Institutional Shares current Fee Limit of 1.05% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $5.01 and $5.35, respectively.
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated Absolute Return Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
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that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contacts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and
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net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver
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competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year and five-year periods was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived
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fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or
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to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Absolute Return Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172743
CUSIP 314172735
CUSIP 314172727
CUSIP 314172453
26852 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | SVAAX	C | SVACX	Institutional | SVAIX	R6 | SVALX

Federated Strategic Value Dividend Fund
Fund Established 2005

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Strategic Value Dividend Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2018 was -0.16% for the Class A Shares, -0.91% for the Class C Shares, 0.09% for the Institutional Shares and 0.11% for the Class R6 shares. The 0.11% total return of the Class R6 Shares for the reporting period consisted of 4.61% in dividend income, 5.08% in capital gains and -9.58% change in the net asset value of the shares. The total return of the Dow Jones Select Dividend Index (DJSDI),1 a broad-based securities market index that represents the domestic dividend-paying universe, was 5.00% for the reporting period, while the total return of the Standard and Poor's 500 Index (“S&P 500”)2 was 7.35% for the same period. The Fund's total return for the fiscal year reflects actual cash flows, transaction costs and other expenses which are not reflected in the total return of the DJSDI or the S&P 500.
The following discussion will focus on the performance of the Fund's Class R6 Shares.
MARKET OVERVIEW
Global equity markets started out the reporting period by accelerating to record highs, buoyed by tax reform in the United States (U.S.) and a strengthening economic picture abroad as the synchronized global recovery gained steam. The extension of 2017's risk-on rally was fueled not just by the outlook for lower tax rates and steady GDP growth in the U.S. but also by strong global economic data that reflected continued advancement of the manufacturing, consumer and real estate complexes around the world.
In February 2018, volatility emerged after a year-long lull, as the combination of inflation-rate worries and the unwinding of volatility-linked trades sent major global indexes spiraling downward, with the S&P 500 and Dow Jones Industrial Average reaching 10% correction territory and international markets following suit. While uncertainty surrounding the threat of higher inflation, higher interest rates and a new Federal Reserve (“Fed”) chairman may have touched off the market shock, ultimately these concerns began to fade as investors shifted their attention back to the economy and business fundamentals as broad-based improvements outweighed occasional signs of moderating growth.
While U.S. indices rallied intensely off of their February lows, international equities were slower to recover. A combination of factors weighed on foreign stocks, including a strengthening U.S. Dollar, signs of slower economic growth in Europe and Asia and escalating trade tensions between the U.S. and China. Trade concerns were far from a bilateral matter though, as a reboot of the North American Free Trade Agreement (NAFTA) and ongoing uncertainty around Brexit continued to cause a drag on international markets. In aggregate, these factors compelled international equity investors to adopt a more cautious
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posture near the middle of the reporting period, favoring defensive equities over cyclicals. By contrast, in the U.S., cyclical sectors such as Technology and Consumer Discretionary continued to fuel the S&P 500's advancement to new highs in Q3 as the outlook for robust earnings and economic growth remained intact.
The first revision to Q2 U.S. GDP growth in August signaled a 4.2% expansion–its strongest print in nearly four years–while inflation remained benign around 2%. Meanwhile, both developed and emerging markets (EM) outside the U.S. continued to lag as Turkey faced a currency crisis, Brazil struggled to regain its footing after its two-year recession, and Argentina's central bank pushed its policy interest rate to 60% in an effort to stem runaway inflation and a plummeting peso.
In the final month of the reporting period, October brought on a profound change for global equity markets as the S&P 500 declined roughly 7% in one month, erasing almost half of the U.S. stock market's gains for the trailing twelve month period. Similarly, the MSCI World ex-U.S. Index fell by almost 8% in October, lowering the international equity index's total return to -6.8% for the fiscal year. It was difficult to pinpoint any one factor in the pullback–the trade war with China, a rate-hiking Fed, a potential midterm election win of Congressional seats by the Democrats (the “Blue Wave”) and possible peak earnings were among the worries. That it came during a period of robust earnings growth added to the uncertainty about what to blame. But while the impetus for the selloff remained open for debate at year-end, one fact remained clear: 2018 decidedly marked the return of volatility to the equity market.
DIVIDEND-BASED PERFORMANCE3
Dedicated to its goal of providing investors with a high and growing income stream from high quality assets, the Fund provided a 30 day SEC yield4 of 4.12% and a gross weighted average dividend yield of 4.80% at the end of the reporting period. This surpassed not only the broad market represented by the S&P 500 with its 2.03% yield and yield of the 10-year U.S. Treasury Note (3.15%), and it also exceeded the 4.02% yield of the DJSDI, which aims to reflect the domestic dividend-paying universe. Dividend growth has remained robust over the reporting period, as 35 companies raised their dividends, declaring 37 total increases. The most notable increases came courtesy of Abbvie (35.2%), Altria (21.2%), PepsiCo (15.2%), Paychex (12.0%) British American Tobacco (11.8%), Imperial Brands (10.0%), UPS (9.6%), Digital Realty Trust (8.6%), Dominion Energy (8.4%) and American Electric Power (8.1%).
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The “risk-on” trade was the prevailing theme for the reporting period, driven by increased investor optimism as markets and the 10-year U.S. Treasury reached new highs, although this started to subside as the period came to a close. Of note, when quintiling the S&P 500, low yield outperformed high yield by 6.57% for the period. The leadership in the broad market was very narrow, as the performance of the S&P 500 was driven by its three top contributing stocks Amazon, Apple and Microsoft, which had a combined average weight of 9.9%, but accounted for 38% of the total performance of the S&P 500 for the period. These stocks do not meet our income producing mandate as Amazon does not pay a dividend, and Microsoft and Apple carry yields notably below the Fund's threshold, as they both yield less than 2%. Overall, Information Technology, which provides little opportunity for a rising dividend income stream, accounted for 41% of the total performance of the S&P 500.
From an absolute perspective, positive contributors to performance within the Fund were Health Care, Energy and Real Estate Investment Trusts (REITs), which generated returns of 9.25%, 7.15% and 4.7%, respectively. Health Care's outperformance was led by AstraZeneca and GlaxoSmithKline which posted strong double-digit returns of 19.11% and 13.30%, respectively. Energy benefited from the rally in oil prices in the period. REITs contributed positively to performance driven by notable contributions from Omega Health Care, National Retail Properties and Crown Castle. Lastly, the Fund's top contributing security was Verizon which posted a 24.91% return as it reported solid earnings for each quarter in the period.
Conversely, weakness was noted in Utilities, Communication Services and Consumer Staples as they posted declines of -5.43%, -4.09% and -2.64%, respectively. Utilities came under short-term pricing pressure during the reporting period, placing pressure on this defensive, dividend-fertile sector. Additionally, Brexit concerns further pressured National Grid and PPL (50% of their earnings is exposed to the U.K.).5 Underperformance in Communication Services was mainly a result of Vodafone which declined -29.53%. Vodafone, which was one of our top performers in 2017 returning 36%, is facing short-term headwinds with weaker than anticipated guidance from management, M&A activity, CEO transition and modest exposure to Turkey. Consumer Staples contributed negatively, driven mainly by tobacco names Phillip Morris and British American Tobacco. Philip Morris International announced disappointing quarterly results in their Japanese e-cigarette segment in the reporting period, which put short-term pressure on all of the Fund's tobacco stocks. Tobacco remains a vital part of our high quality, rising income strategy. These investments provide a combined dividend yield of 5.26%, and delivered exceptional dividend growth as Altria, British American Tobacco, Imperial Brands and Philip Morris International have raised their respective dividends by 21.2%, 11.8%, 10.0% and 6.5% over the reporting period.
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Due to its focus on high dividend income and growth in that income over time, the strategy will tend to perform best when the markets prefer high-yield, high-quality, low-beta, large-cap stocks. Often times, the strategy may also outperform in flat markets or periods of market distress. Conversely, the Fund may lag the broad market when investors prefer low-yield, low-quality, high-beta, small-cap stocks. Over the reporting period, the Fund faced a significant near-term headwind with lowest-yielding stocks outperforming high-yielding investments. Regardless of the market environment, the Fund remained consistent and focused on its core goals of providing a stable high and rising income stream from high-quality investments, while attempting to expose investors to a lower level of risk.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the DJSDI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the S&P 500.
3	There are no guarantees that dividend paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
4	In the absence of temporary expense waivers and reimbursements, the 30-day SEC yield for Class R6 Shares would have been 4.06%. The dividend yield represents the average yield of the underlying securities within the Fund. The average yield is a weighted average calculated by assigning a weight to each of the underlying securities in the Fund based upon the portion of total assets of the Fund each underlying security represents.
5	International investing involves special risks including currency risk, increased volatility, political risks, and differences in auditing and other financial standards.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Strategic Value Dividend Fund from October 31, 2008 to October 31, 2018, compared to the Standard & Poor's 500 Index (S&P 500)2 and the Dow Jones U.S. Select Dividend Index (DJSDI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2018
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
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Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	(5.66)%	6.18%	8.99%
Class C Shares	(1.81)%	6.59%	8.77%
Institutional Shares	0.09%	7.67%	9.87%
Class R6 Shares[4]	0.11%	7.62%	9.77%
S&P 500	7.35%	11.34%	13.24%
DJSDI	5.00%	10.50%	11.77%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and DJSDI have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index.
3	The DJSDI aims to represent U.S. leading stocks by dividend yield. One hundred stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Components are weighted by indicated annual dividend. The DJSDI is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index.
4	The Fund's R6 Shares commenced operations on June 29, 2016. For the period prior to the commencement of operations of the R6 Shares, the performance information shown is for Institutional Shares adjusted to remove any voluntary waiver of fund expenses related to the Institutional Shares that occurred during the period prior to commencement of the R6 Shares.
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Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Consumer Staples	26.7%
Utilities	19.0%
Communication Services	15.5%
Energy	15.0%
Real Estate	10.9%
Health Care	7.6%
Financials	2.5%
Industrials	1.7%
Information Technology	0.4%
Cash Equivalents[2]	0.7%
Other Assets and Liabilities—Net[3,4]	0.0%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
4	Represents less than 0.1%.
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Portfolio of Investments
October 31, 2018
Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—99.3%
	Communication Services—15.5%
18,409,884	AT&T, Inc.	6.52%	$564,815,241
6,664,485	BCE, Inc.	5.04	257,932,706
8,410,341	Verizon Communications, Inc.	4.22	480,146,368
177,022,789	Vodafone Group PLC	9.04	334,356,643
	TOTAL		1,637,250,958
	Consumer Staples—26.7%
9,458,041	Altria Group, Inc.	4.92	615,150,986
2,114,500	British American Tobacco PLC	5.75	91,756,219
3,433,960	General Mills, Inc.	4.47	150,407,448
4,476,525	Imperial Brands PLC	6.63	151,682,720
2,116,450	Kimberly-Clark Corp.	3.84	220,745,735
1,965,300	Kraft Heinz Co./The	4.55	108,032,541
1,449,000	PepsiCo, Inc.	3.30	162,838,620
6,375,903	Philip Morris International, Inc.	5.18	561,525,777
3,087,855	Procter & Gamble Co.	3.24	273,830,981
10,119,375	The Coca-Cola Co.	3.26	484,515,675
	TOTAL		2,820,486,702
	Energy—15.0%
58,464,675	BP PLC	5.66	423,490,127
2,835,174	Chevron Corp.	4.01	316,547,177
5,390,700	Exxon Mobil Corp.	4.12	429,530,976
3,408,640	Occidental Petroleum Corp.	4.65	228,617,485
3,090,375	Total S.A.	4.19	181,371,625
	TOTAL		1,579,557,390
	Financials—2.5%
1,874,575	Canadian Imperial Bank of Commerce	4.07	161,876,019
2,243,825	Invesco Ltd.	5.53	48,713,441
269,444	Muenchener Rueckversicherungs-Gesellschaft AG	3.85	57,999,963
	TOTAL		268,589,423
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Shares		Dividend Yield (unaudited)	Value in U.S. Dollars
	COMMON STOCKS—cont.
	Health Care—7.6%
1,896,900	AbbVie, Inc.	4.93%	$147,673,665
1,543,125	AstraZeneca PLC	3.66	117,873,077
21,866,273	GlaxoSmithKline PLC	5.29	422,826,529
2,580,450	Pfizer, Inc.	3.16	111,114,177
	TOTAL		799,487,448
	Industrials—1.7%
1,651,100	United Parcel Service, Inc.	3.42	175,908,194
	Information Technology—0.4%
665,975	Paychex, Inc.	3.42	43,614,703
	Real Estate—10.9%
4,013,575	Crown Castle International Corp.	4.14	436,436,145
1,215,000	Digital Realty Trust, Inc.	3.91	125,460,900
2,058,825	National Retail Properties, Inc.	3.70	96,250,069
2,855,964	Omega Healthcare Investors	5.01	95,246,399
699,050	Public Storage, Inc.	3.89	143,633,804
4,436,744	Ventas, Inc.	5.44	257,508,622
	TOTAL		1,154,535,939
	Utilities—19.0%
787,090	American Electric Power Co., Inc.	3.65	57,740,922
5,819,845	Dominion Energy, Inc.	4.68	415,653,330
5,556,709	Duke Energy Corp.	4.49	459,150,865
35,578,509	National Grid- SP PLC	5.54	377,043,289
10,929,330	PPL Corp.	5.39	332,251,632
1,678,500	Public Service Enterprises Group, Inc.	3.37	89,682,255
5,995,143	Southern Co.	5.33	269,961,289
	TOTAL		2,001,483,582
	TOTAL COMMON STOCKS (IDENTIFIED COST $9,665,194,481)		10,480,914,339
	INVESTMENT COMPANY—0.7%
77,185,637	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[1] (IDENTIFIED COST $77,183,043)		77,193,356
	TOTAL INVESTMENT IN SECURITIES-100.0% (IDENTIFIED COST $9,742,377,524)[2]		10,558,107,695
	OTHER ASSETS AND LIABILITIES - NET—0.0%[3]		(1,773,646)
	TOTAL NET ASSETS—100%		$10,556,334,049
Annual Shareholder Report
9

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended October 31, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2017	216,486,806
Purchases/Additions	2,223,900,147
Sales/Reductions	(2,363,201,316)
Balance of Shares Held 10/31/2018	77,185,637
Value	$77,193,356
Change in Unrealized Appreciation/Depreciation	$(105)
Net Realized Gain/(Loss)	$(4,444)
Dividend Income	$2,215,077
1	7-day net yield.
2	The cost of investments for federal tax purposes amounts to $9,744,178,348.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
10

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$7,902,705,423	$—	$—	$7,902,705,423
International	419,808,726	2,158,400,190	—	2,578,208,916
Investment Company	77,193,356	—	—	77,193,356
TOTAL SECURITIES	$8,399,707,505	$2,158,400,190	$—	$10,558,107,695
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.34	$5.97	$6.06	$6.25	$5.78
Income From Investment Operations:
Net investment income (loss)	0.21	0.21	0.18	0.18	0.30
Net realized and unrealized gain (loss)	(0.21)	0.50	0.20	0.08	0.50
TOTAL FROM INVESTMENT OPERATIONS	—	0.71	0.38	0.26	0.80
Less Distributions:
Distributions from net investment income	(0.20)	(0.21)	(0.18)	(0.18)	(0.30)
Distributions from net realized gain	(0.41)	(0.13)	(0.29)	(0.27)	(0.03)
TOTAL DISTRIBUTIONS	(0.61)	(0.34)	(0.47)	(0.45)	(0.33)
Net Asset Value, End of Period	$5.73	$6.34	$5.97	$6.06	$6.25
Total Return[1]	(0.16)%	12.29%	6.77%	4.45%	14.30%
Ratios to Average Net Assets:
Net expenses	1.05%	1.06%	1.05%	1.05%	1.05%
Net investment income	3.44%	3.36%	3.00%	3.07%	5.06%
Expense waiver/reimbursement[2]	0.12%	0.13%	0.14%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,603,675	$2,400,842	$3,300,976	$2,358,470	$2,277,514
Portfolio turnover	9%	19%	21%	16%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.35	$5.98	$6.07	$6.26	$5.79
Income From Investment Operations:
Net investment income (loss)	0.16	0.16	0.13	0.14	0.26
Net realized and unrealized gain (loss)	(0.20)	0.50	0.20	0.08	0.50
TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.66	0.33	0.22	0.76
Less Distributions:
Distributions from net investment income	(0.16)	(0.16)	(0.13)	(0.14)	(0.26)
Distributions from net realized gain	(0.41)	(0.13)	(0.29)	(0.27)	(0.03)
TOTAL DISTRIBUTIONS	(0.57)	(0.29)	(0.42)	(0.41)	(0.29)
Net Asset Value, End of Period	$5.74	$6.35	$5.98	$6.07	$6.26
Total Return[1]	(0.91)%	11.43%	5.97%	3.68%	13.44%
Ratios to Average Net Assets:
Net expenses	1.80%	1.81%	1.80%	1.80%	1.80%
Net investment income	2.69%	2.65%	2.25%	2.31%	4.27%
Expense waiver/reimbursement[2]	0.13%	0.12%	0.13%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,472,755	$1,997,389	$2,210,580	$1,592,942	$1,361,583
Portfolio turnover	9%	19%	21%	16%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$6.37	$6.00	$6.09	$6.27	$5.80
Income From Investment Operations:
Net investment income (loss)	0.22	0.23	0.19	0.20	0.32
Net realized and unrealized gain (loss)	(0.20)	0.50	0.20	0.09	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.73	0.39	0.29	0.82
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.19)	(0.20)	(0.32)
Distributions from net realized gain	(0.41)	(0.13)	(0.29)	(0.27)	(0.03)
TOTAL DISTRIBUTIONS	(0.63)	(0.36)	(0.48)	(0.47)	(0.35)
Net Asset Value, End of Period	$5.76	$6.37	$6.00	$6.09	$6.27
Total Return[1]	0.09%	12.51%	7.01%	4.87%	14.53%
Ratios to Average Net Assets:
Net expenses	0.80%	0.81%	0.80%	0.80%	0.80%
Net investment income	3.69%	3.64%	3.23%	3.31%	5.29%
Expense waiver/reimbursement[2]	0.12%	0.13%	0.13%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$7,027,654	$9,293,143	$9,154,739	$5,961,135	$5,750,788
Portfolio turnover	9%	19%	21%	16%	17%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2018	2017	Period Ended 10/31/2016[1]
Net Asset Value, Beginning of Period	$6.37	$6.00	$6.23
Income From Investment Operations:
Net investment income (loss)	0.22	0.23	0.06
Net realized and unrealized gain (loss)	(0.20)	0.50	(0.22)
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.73	(0.16)
Less Distributions:
Distributions from net investment income	(0.22)	(0.23)	(0.07)
Distributions from net realized gain	(0.41)	(0.13)	—
TOTAL DISTRIBUTIONS	(0.63)	(0.36)	(0.07)
Net Asset Value, End of Period	$5.76	$6.37	$6.00
Total Return[2]	0.11%	12.53%	(2.61)%
Ratios to Average Net Assets:
Net expenses	0.78%	0.79%	0.78%[3]
Net investment income	3.69%	3.73%	1.43%[3]
Expense waiver/reimbursement[4]	0.07%	0.07%	0.11%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$452,251	$242,131	$19,279
Portfolio turnover	9%	19%	21%[5]
1	Reflects operations for the period from June 29, 2016 (commencement of operations) to October 31, 2016.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $77,193,356 of investment in an affiliated holding (identified cost $9,742,377,524)		$10,558,107,695
Income receivable		29,679,092
Income receivable from affiliated holdings		245,866
Receivable for shares sold		8,603,979
TOTAL ASSETS		10,596,636,632
Liabilities:
Payable for shares redeemed	$36,184,734
Bank overdraft	197,231
Income distribution payable	141
Payable for investment adviser fee (Note 5)	199,569
Payable for administrative fees (Note 5)	23,359
Payable for distribution services fee (Note 5)	953,094
Payable for other service fees (Notes 2 and 5)	1,291,751
Accrued expenses (Note 5)	1,452,704
TOTAL LIABILITIES		40,302,583
Net assets for 1,833,949,140 shares outstanding		$10,556,334,049
Net Assets Consist of:
Paid-in capital		$9,328,567,996
Total distributable earnings		1,227,766,053
TOTAL NET ASSETS		$10,556,334,049
Annual Shareholder Report
16

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,603,674,593 ÷ 279,711,868 shares outstanding), no par value, unlimited shares authorized	$5.73
Offering price per share (100/94.50 of $5.73)	$6.06
Redemption proceeds per share	$5.73
Class C Shares:
Net asset value per share ($1,472,754,886 ÷ 256,429,848 shares outstanding), no par value, unlimited shares authorized	$5.74
Offering price per share	$5.74
Redemption proceeds per share (99.00/100 of $5.74)	$5.68
Institutional Shares:
Net asset value per share ($7,027,653,684 ÷ 1,219,348,743 shares outstanding), no par value, unlimited shares authorized	$5.76
Offering price per share	$5.76
Redemption proceeds per share	$5.76
Class R6 Shares:
Net asset value per share ($452,250,886 ÷ 78,458,681 shares outstanding), no par value, unlimited shares authorized	$5.76
Offering price per share	$5.76
Redemption proceeds per share	$5.76
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $2,215,077 received from an affiliated holding* and net of foreign taxes withheld of $9,783,583)			$549,708,747
Expenses:
Investment adviser fee (Note 5)		$91,771,604
Administrative fee (Note 5)		9,807,587
Custodian fees		523,689
Transfer agent fee (Note 2)		9,900,309
Directors'/Trustees' fees (Note 5)		112,143
Auditing fees		25,900
Legal fees		12,248
Portfolio accounting fees		202,112
Distribution services fee (Note 5)		13,136,121
Other service fees (Notes 2 and 5)		9,227,240
Share registration costs		128,825
Printing and postage		426,815
Miscellaneous (Note 5)		97,370
TOTAL EXPENSES		135,371,963
Waiver and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(8,207,858)
Reimbursement of other operating expenses (Notes 2 and 5)	(6,364,574)
TOTAL WAIVER AND REIMBURSEMENTS		(14,572,432)
Net expenses			120,799,531
Net investment income			428,909,216
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $(4,444) on sales of investments in an affiliated holding*)			396,740,495
Net realized loss on foreign currency transactions			(1,789,877)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $(105) on investments in an affiliated holding*)			(834,522,068)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			(138,940)
Net realized and unrealized loss on investments and foreign currency transactions			(439,710,390)
Change in net assets resulting from operations			$(10,801,174)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended October 31	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$428,909,216	$487,825,962
Net realized gain	394,950,618	879,922,853
Net change in unrealized appreciation/depreciation	(834,661,008)	267,910,179
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(10,801,174)	1,635,658,994
Distributions to Shareholders (Note 2):
Class A Shares	(212,132,521)	(160,342,985)
Class C Shares	(174,186,287)	(102,749,600)
Institutional Shares	(901,695,954)	(521,499,725)
Class R6 Shares	(26,564,384)	(6,754,321)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,314,579,146)	(791,346,631)
Share Transactions:
Proceeds from sale of shares	2,871,966,166	3,935,670,776
Net asset value of shares issued to shareholders in payment of distributions declared	1,111,008,649	655,644,174
Cost of shares redeemed	(6,034,765,984)	(6,187,696,752)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,051,791,169)	(1,596,381,802)
Change in net assets	(3,377,171,489)	(752,069,439)
Net Assets:
Beginning of period	13,933,505,538	14,685,574,977
End of period	$10,556,334,049	$13,933,505,538
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
On March 30, 2017, the Fund's T Share Class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
20

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
21

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report
22

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver and reimbursements of $14,572,432 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,677,145	$(1,101,657)
Class C Shares	1,591,676	(1,077,819)
Institutional Shares	6,604,294	(4,185,098)
Class R6 Shares	27,194	—
TOTAL	$9,900,309	$(6,364,574)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. The distributions disclosed on the Statement of Changes in Net Assets for the year ended October 31, 2017 were from the following sources:
Net investment income
Class A Shares	$92,555,083
Class C Shares	56,803,180
Institutional Shares	334,208,411
Class R6 Shares	6,130,207

Net realized gain
Class A Shares	$67,787,902
Class C Shares	45,946,420
Institutional Shares	187,291,314
Class R6 Shares	624,114
Undistributed net investment income at October 31, 2017 was $22,067,785.
Annual Shareholder Report
23

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$4,848,533
Class C Shares	4,378,707
TOTAL	$9,227,240
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country and currency risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended October 31	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	46,144,895	$271,546,749	84,433,729	$513,894,434
Shares issued to shareholders in payment of distributions declared	33,539,550	201,556,976	25,496,550	151,647,341
Shares redeemed	(178,854,915)	(1,057,339,169)	(283,885,607)	(1,724,856,300)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(99,170,470)	$(584,235,444)	(173,955,328)	$(1,059,314,525)

Year Ended October 31	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	23,324,540	$138,225,158	37,442,865	$228,161,526
Shares issued to shareholders in payment of distributions declared	26,377,999	158,959,316	15,344,180	91,462,907
Shares redeemed	(107,985,328)	(633,401,260)	(107,759,419)	(663,400,007)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(58,282,789)	$(336,216,786)	(54,972,374)	$(343,775,574)
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Year Ended October 31	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	349,950,548	$2,078,118,296	477,965,911	$2,931,999,423
Shares issued to shareholders in payment of distributions declared	120,161,836	725,463,126	67,365,988	405,841,726
Shares redeemed	(710,349,398)	(4,174,087,691)	(612,141,700)	(3,743,330,353)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(240,237,014)	$(1,370,506,269)	(66,809,801)	$(405,489,204)

Year Ended October 31	2018		2017
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	65,454,435	$384,075,963	42,670,031	$261,615,393
Shares issued to shareholders in payment of distributions declared	4,157,953	25,029,231	1,072,826	6,692,200
Shares redeemed	(29,168,849)	(169,937,864)	(8,941,829)	(56,110,092)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	40,443,539	$239,167,330	34,801,028	$212,197,501
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(357,246,734)	$(2,051,791,169)	(260,936,475)	$(1,596,381,802)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2018 and 2017 was as follows:
	2018	2017
Ordinary income[1]	$556,263,091	$489,696,882
Long-term capital gains	$758,316,055	$301,649,749
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$37,587,946
Undistributed long-term capital gains	$376,299,629
Net unrealized appreciation	$813,878,478
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
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At October 31, 2018, the cost of investments for federal tax purposes was $9,744,178,348. The net unrealized appreciation of investments for federal tax purposes was $813,929,347. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,313,836,364 and net unrealized depreciation from investments for those securities having an excess of cost over value of $499,907,017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the Adviser voluntarily waived $8,121,281 of its fee and voluntarily reimbursed $6,364,574 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $86,577.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$13,136,121
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $1,018,423 of fees paid by the Fund. For the year ended October 31, 2018, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $291,201 in sales charges from the sale of Class A Shares. FSC also retained $19,132 and $149,049 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
For the year ended October 31, 2018, FSSC received $31,181 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.80%, 0.80% and 0.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the
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Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$1,082,928,445
Sales	$3,860,866,762
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund had no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended October 31, 2018, the amount of long-term capital gains designated by the Fund was $758,316,055.
For the fiscal year ended October 31, 2018, 96.9% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, 57.19% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Equity Funds AND SHAREHOLDERS OF Federated Strategic Value Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Strategic Value Dividend Fund (the “Fund”) (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,024.50	$5.36
Class C Shares	$1,000	$1,020.60	$9.17
Institutional Shares	$1,000	$1,025.70	$4.08
Class R6 Shares	$1,000	$1,025.80	$3.98
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.90	$5.35
Class C Shares	$1,000	$1,016.10	$9.15
Institutional Shares	$1,000	$1,021.20	$4.08
Class R6 Shares	$1,000	$1,021.30	$3.97
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.05%
Class C Shares	1.80%
Institutional Shares	0.80%
Class R6 Shares	0.78%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated Strategic Value Dividend Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
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that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer
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group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered relevant by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting
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and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the Evaluation, the Fund's performance for the three-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be
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competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or
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to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172586
CUSIP 314172578
CUSIP 314172560
CUSIP 31421N881
33982 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
October 31, 2018
Share Class | Ticker	A | GVDSX	C | GVDCX	Institutional | GVDIX	R6 | GVDLX

Federated Global Strategic Value Dividend Fund
Fund Established 2017

A Portfolio of Federated Equity Funds
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2017 through October 31, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Global Strategic Value Dividend Fund (the “Fund”), based on net asset value, for the 12-month reporting period ending October 31, 2018, was -2.67% for the Class A Shares, -3.39% for the Class C Shares, -2.45% for the Institutional Shares, and -2.44% for the R6 Shares. The -2.44% total return of the R6 Shares consisted of 5.20% in dividend income and -7.64% change in net asset value of the shares. The total return of the MSCI World High Dividend Yield Index1 (MWHDYI), a broad-based securities market index that represents the global dividend-paying universe, was -0.35% for the reporting period. The MSCI World Index2 (MWI), which is representative of the broader global stock market,3 had a total return of 1.16% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the MWHDYI or the MWI.
The following discussion will focus on the performance of the Fund's R6 Shares.
MARKET OVERVIEW
Global equity markets started out the reporting period by accelerating to record highs, buoyed by tax reform in the U.S. and a strengthening economic picture abroad as the synchronized global recovery gained steam. The extension of 2017's risk-on rally was fueled not just by the outlook for lower tax rates and steady GDP growth in the U.S. but also by strong global economic data that reflected continued advancement of the manufacturing, consumer and real estate complexes around the world.
In February 2018, volatility emerged after a year-long lull, as the combination of inflation-rate worries and the unwinding of volatility-linked trades sent major global indexes spiraling downward, with the S&P 500 Index (S&P 500) and Dow Jones Industrial Average reaching 10% correction territory and international markets following suit. While uncertainty surrounding the threat of higher inflation, higher interest rates and a new Federal Reserve (“Fed”) chairman may have touched off the market shock, ultimately these concerns began to fade as investors shifted their attention back to the economy and business fundamentals as broad-based improvements outweighed occasional signs of moderating growth.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
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While U.S. indices rallied off of their February lows, international equities were slower to recover. A combination of factors weighed on foreign stocks, including a strengthening U.S. Dollar, signs of slower economic growth in Europe and Asia, and escalating trade tensions between the U.S. and China. Trade concerns were far from a bilateral matter though, as a reboot of the North American Free Trade Agreement and ongoing uncertainty around Brexit (U.K. leaving the European Union) continued to cause a drag on international markets. In aggregate, these factors compelled international equity investors to adopt a more cautious posture near the middle of the reporting period, favoring defensive equities over cyclicals. By contrast, in the U.S., cyclical sectors such as Technology and Consumer Discretionary continued to fuel the S&P 500's advancement to new highs in Q3 as the outlook for robust earnings and economic growth remained intact.
As if to confirm what the market already knew, the first revision to Q2 U.S. GDP growth in August signaled a 4.2% expansion–its strongest print in nearly four years–while inflation remained benign around 2%. Meanwhile, both developed and emerging markets (EM) outside the U.S. continued to lag as Turkey faced a currency crisis, Brazil struggled to regain its footing after its two-year recession, and Argentina's central bank pushed its policy interest rate to 60% in an effort to stem runaway inflation and a plummeting peso.
Some signs of relief for international markets did begin to emerge late in the reporting period. Worries about EM contagion eased as Turkey's lira and most other EM currencies bounced off their lows, rising oil prices gave a boost to Russia, Brazil prepared to elect a business-friendly president, and Southeast Asian economies looked strong. There were also signs of easing tensions between the U.S. and its trade partners as a deal was ultimately struck with Mexico and Canada, while a trade détente with China continued to prove elusive.
In the final month of the reporting period, October brought on a profound change for global equity markets as the S&P 500 declined roughly 7% in one month, erasing almost half of the U.S. stock market's gains for the trailing 12-month period. Similarly, the MSCI World ex-U.S. Index fell by almost 8% in October, lowering the international equity index's total return to -6.8% for the fiscal year. It was difficult to pinpoint any one factor in the pullback–the trade war with China, a rate-hiking Fed, a potential midterm election win of Congressional seats by the Democrats (“the Blue Wave”), and possible peak earnings were among the worries. That it came during a period of robust earnings growth added to the uncertainty. But while the impetus for the selloff remained open for debate at year-end, one fact remained clear: 2018 decidedly marked the return of volatility to equity markets.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
2

DIVIDEND-BASED4 PERFORMANCE
The Fund ended the reporting period with a 30-day SEC yield of 4.39%5 and a gross weighted-average dividend yield of 5.00%. The Fund's gross yield was greater than the yield of the 10-year U.S. Treasury Note (3.15%), the yield of the broad-market MWI (2.52%) and that of the Fund's benchmark, the MWHDYI (3.99%).
In addition to its higher-than-market yield, the Fund seeks to own high-quality companies with the ability and willingness to raise their dividends over time. In the reporting period, 46 companies within the Fund raised their dividend, accounting for 50 separate increases, one dividend reduction, and one special dividend. Some of the most generous increases in the reporting period came from holdings such as AbbVie (35.2%), Altria (21.2%), Pepsi (15.2%) and British American Tobacco (11.8%). The Fund also received 10% increases each from TransCanada, Enbridge, Imperial Brands and NTT DoCoMo. In addition, Singapore-based communications holding Singapore Telecom paid a special dividend in December 2017.
While stock prices can be highly impacted in the short term by rapidly changing market conditions–including a shifting political landscape, oil price fluctuations and changing interest rate expectations–Fund management remained steadfastly focused on its objectives of providing a higher-than-market yield and long-term dividend growth. Irrespective of short-term market trends, the Fund pursued these income-based goals by taking a long-term approach to its investments and by owning primarily high-yielding, mature companies with defensive cash flow profiles. With the Fund's investments in the dividend income-producing segment of the worldwide equity markets, which tend to have a lower beta versus the MSCI World Index, the Fund's short-term returns are not expected to move in line with the broad market. Despite these defensive properties, the Fund posted a total return of -2.44% in the reporting period, as U.S. markets were fueled by cyclical sectors such as Technology and Consumer Discretionary, and a stronger U.S. Dollar and slower economic growth in Europe pressured near-term international equity returns.
Consistent with its dividend-focused strategy, the Fund's holdings remained concentrated in mature markets that consistently offer a broad selection of high-dividend paying stocks. In addition to the U.S., the Fund also has significant exposure to the UK, Canada and select European countries including France, Germany and Switzerland.3 During the reporting period, the Fund received positive contributions from its core holdings in the U.S. (43.88% of Fund assets), France (8.30% of Fund assets) and Switzerland (2.55% of Fund assets) where its investments posted weighted average returns of 1.29%, 6.50% and 4.46%, respectively. Other dividend-rich areas of the world experienced declines in the period with the Fund's investments in the UK (15.15% of Fund assets), Canada (11.88% of Fund assets) and Australia (3.22% of Fund assets) returning -5.72%, -7.48% and -7.47%, respectively.
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Annual Shareholder Report
3

Returns across economic sectors were mixed in the reporting period with Technology, Health Care, and Consumer Discretionary leading the market, while Materials, Financial, and Industrials posted the period's weakest returns. Despite the mixed sector performance, investors' preference for lower-yielding, higher-beta stocks persisted through most of the year. But while investor preferences for certain sectors and risk profiles will vary from year to year, Fund management remained focused on the key long-term drivers of total return–dividend yield and dividend growth. In order to pursue these income-based goals, the portfolio seeks to invest in high quality companies with attractive, sustainable dividends and stable cash flow profiles–conditions which are most commonly met in sectors that exhibit low levels of cyclicality. Given its persistent preference for stable income generation, the Fund's largest sector concentrations at period-end were in Consumer Staples, Utilities and Communications, representing 20.1%, 16.4% and 16.0%, respectively.
From a sector perspective, the Fund's holdings in Health Care were the most significant contributors to performance, posting a return of 8.44%. Health Care's outperformance was driven by large pharmaceutical holdings Pfizer, AstraZeneca and GlaxoSmithKline which returned 20.10%, 19.11% and 13.30%, respectively. Real Estate Investment Trusts (REITs) were also a solid contributor to overall Fund performance delivering a return of 6.96%, led by Omega Healthcare (6.45%) and Crown Castle (5.55%). Financials added further to Fund performance as reinsurance holdings Scor and Bank Montreal returned 16.17% and 10.48%, respectively, for the reporting period.
By contrast, the Fund's weakest contribution was noted in the Consumer Staples sector, which delivered a weighted average return of -5.79%, which included weak performance from British American Tobacco (-29.68%) and Japan Tobacco (-18.79%). Despite very solid dividend growth, tobacco shares were pressured in the short-term due to a changing competitive landscape within the e-cigarette market. Contributions from Utilities and Communications also lagged that of the broad market. Laggards from these sectors included Vodafone (-29.53%), due to slower service revenue growth and M&A activity, and SSE (-14.52%) and PPL (-14.45%), as ongoing Brexit uncertainty weighed on the outlooks for their U.K. operations.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
4

Due to its focus on high dividend income and growth in that income stream over time, the Fund will tend to perform best when investors prefer high-yield, high-quality, low-beta, large-cap stocks. Often times, the strategy may also outperform in flat markets or periods of market distress. Conversely, the strategy may lag the broad market when investors prefer low-yield, low-quality, high-risk, small-cap stocks. Over the reporting period, the Fund faced a significant headwind as the global market favored high-beta, lower-yielding investments. Given the Fund's focus on large, mature, income-generating companies, this preference for high-beta and low-yielding securities represented a near-term drag on performance versus the broad market.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MWHDYI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MWI.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
5	Represents the 30-day SEC yield for the Fund's Institutional Shares. In the absence of temporary expense waivers or reimbursements the 30-day SEC yield would have been 3.09% for the Fund's Institutional shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
5

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Strategic Value Dividend Fund from January 30, 2017 to October 31, 2018, compared to the MSCI World Index (MWI)2 and the MSCI World High Dividend Yield Index (MWHDYI).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 InvestmenT
Growth of $10,000 as of October 31, 2018
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 10/31/2018
(returns reflect all applicable sales charges and contingent sales charges as specified below in footnote #1)
	1 Year	Start of Performance[4]
Class A Shares	-7.99%	0.54%
Class C Shares	-4.32%	3.19%
Institutional Shares	-2.45%	4.06%
Class R6 Shares	-2.44%	4.06%
MWI	1.16%	9.27%
MWHDYI	-0.35%	7.16%
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
6

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MWI and MWXHDYI have been adjusted to reflect reinvestment of dividends on securities in the indexes. For Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date.
2	The MWI captures large- and mid-cap representation across 23 developed market countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MWI is not adjusted to reflect taxes, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The MWI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large- and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MWHDYI is not adjusted to reflect taxes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The MWHDYI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund commenced operation on January 30, 2017.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
7

Portfolio of Investments Summary Table (unaudited)
At October 31, 2018, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Consumer Staples	20.1%
Utilities	16.4%
Communication Services	16.0%
Financials	15.7%
Health Care	13.4%
Energy	12.5%
Real Estate	6.9%
Industrials	2.9%
Materials	2.0%
Cash Equivalents[2]	5.8%
Other Assets and Liabilities—Net[3]	(11.7)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
8

Portfolio of Investments
October 31, 2018
Shares		Value in U.S. Dollars
	COMMON STOCKS—105.9%
	Australia—3.6%
4,080	Amcor Ltd.	$38,486
1,780	Sonic Healthcare Ltd.	28,506
	TOTAL	66,992
	Canada—13.1%
1,130	BCE, Inc.	43,841
569	Canadian Imperial Bank of Commerce	49,255
885	Emera, Inc.	27,374
1,299	Enbridge, Inc.	40,575
680	Fortis, Inc.	22,524
685	Telus Corp.	23,514
1,050	TransCanada Corp.	39,689
	TOTAL	246,772
	France—9.7%
825	BNP Paribas SA	43,034
645	Sanofi	57,671
1,045	Scor SA	48,367
570	TOTAL SA	33,464
	TOTAL	182,536
	Germany—3.0%
265	Muenchener Rueckversicherungs-Gesellschaft AG	57,063
	Japan—3.1%
600	Japan Tobacco, Inc.	15,426
1,725	NTT DOCOMO, Inc.	43,368
	TOTAL	58,794
	Singapore—1.1%
9,290	Singapore Telecom Ltd.	21,225
	Spain—0.9%
850	Red Electrica Corp. SA	17,611
	Sweden—2.5%
4,465	Skandinaviska Enskilda Banken AB, Class A	46,199
	Switzerland—2.8%
170	Zurich Insurance Group AG	52,815
	United Kingdom—16.7%
365	AstraZeneca PLC	27,871
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
9

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United Kingdom—continued
1,520	BAE Systems PLC	$10,207
6,140	BP PLC	44,459
525	British American Tobacco PLC	22,774
2,910	GlaxoSmithKline PLC	56,251
1,105	Imperial Brands PLC	37,429
3,209	National Grid PLC	33,995
2,530	SSE PLC	36,846
23,765	Vodafone Group PLC	44,871
	TOTAL	314,703
	United States—49.4%
763	AbbVie, Inc.	59,400
760	Altria Group, Inc.	49,430
230	American Electric Power Co., Inc.	16,873
2,139	AT&T, Inc.	65,625
220	Chevron Corp.	24,563
1,000	Coca-Cola Co.	47,880
520	Crown Castle International Corp.	56,545
395	Digital Realty Trust, Inc.	40,788
765	Dominion Energy, Inc.	54,636
675	Duke Energy Corp.	55,775
290	Exxon Mobil Corp.	23,107
741	General Mills, Inc.	32,456
175	Kimberly-Clark Corp.	18,252
605	Kraft Heinz Co./The	33,257
430	Occidental Petroleum Corp.	28,840
990	Omega Healthcare Investors	33,016
415	PepsiCo, Inc.	46,638
510	Pfizer, Inc.	21,961
665	Philip Morris International, Inc.	58,567
1,045	PPL Corp.	31,768
200	Procter & Gamble Co.	17,736
205	Public Service Enterprises Group, Inc.	10,953
410	United Parcel Service, Inc., Class B	43,681
1,055	Verizon Communications, Inc.	60,230
	TOTAL	931,977
	TOTAL COMMON STOCKS (IDENTIFIED COST $2,080,941)	$1,996,687
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
10

Shares		Value in U.S. Dollars
	INVESTMENT COMPANY—5.8%
109,153	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.31%[1] (IDENTIFIED COST $109,164)	$109,164
	TOTAL INVESTMENT IN SECURITIES—111.7% (IDENTIFIED COST $2,190,105)[2]	2,105,851
	OTHER ASSETS AND LIABILITIES - NET—(11.7)%[3]	(219,957)
	TOTAL NET ASSETS—100%	$1,885,894
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holding during the period ended October 31, 2018, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2017	46,137
Purchases/Additions	821,364
Sales/Reductions	(758,348)
Balance of Shares Held 10/31/2018	109,153
Value	$109,164
Change in unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$(1)
Dividend Income	$379
1	7-day net yield.
2	Also represents cost of investments for federal tax purposes.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
11

The following is a summary of the inputs used, as of October 31, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$931,977	$—	$—	$931,977
International	246,772	817,938	—	1,064,710
Investment Company	109,164	—	—	109,164
TOTAL SECURITIES	$1,287,913	$817,938	$—	$2,105,851
See Notes which are an integral part of the Financial Statements
Federated Global Strategic Value Dividend Fund
Annual Shareholder Report
12

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$5.37	$5.00
Income From Investment Operations:
Net investment income (loss)	0.20[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.33)	0.35
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	0.48
Less Distributions:
Distributions from net investment income	(0.19)	(0.11)
Distributions from net realized gain	(0.09)	—
TOTAL DISTRIBUTIONS	(0.28)	(0.11)
Net Asset Value, End of Period	$4.96	$5.37
Total Return[3]	(2.67)%	9.73%
Ratios to Average Net Assets:
Net expenses	1.11%	1.10%[4]
Net investment income	3.84%	3.22%[4]
Expense waiver/reimbursement[5]	15.35%	19.52%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$389	$137
Portfolio turnover	25%	23%
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$5.37	$5.00
Income From Investment Operations:
Net investment income (loss)	0.16[2]	0.10[2]
Net realized and unrealized gain (loss)	(0.33)	0.37
TOTAL FROM INVESTMENT OPERATIONS	(0.17)	0.47
Less Distributions:
Distributions from net investment income	(0.15)	(0.10)
Distributions from net realized gain	(0.09)	—
TOTAL DISTRIBUTIONS	(0.24)	(0.10)
Net Asset Value, End of Period	$4.96	$5.37
Total Return[3]	(3.39)%	9.36%
Ratios to Average Net Assets:
Net expenses	1.86%	1.85%[4]
Net investment income	3.18%	2.47%[4]
Expense waiver/reimbursement[5]	15.04%	18.50%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$130	$133
Portfolio turnover	25%	23%
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$5.37	$5.00
Income From Investment Operations:
Net investment income (loss)	0.21[2]	0.13[2]
Net realized and unrealized gain (loss)	(0.33)	0.36
TOTAL FROM INVESTMENT OPERATIONS	(0.12)	0.49
Less Distributions:
Distributions from net investment income	(0.20)	(0.12)
Distributions from net realized gain	(0.09)	—
TOTAL DISTRIBUTIONS	(0.29)	(0.12)
Net Asset Value, End of Period	$4.96	$5.37
Total Return[3]	(2.45)%	9.90%
Ratios to Average Net Assets:
Net expenses	0.86%	0.85%[4]
Net investment income	4.04%	3.20%[4]
Expense waiver/reimbursement[5]	15.39%	18.08%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$295	$139
Portfolio turnover	25%	23%
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 10/31/2018	Period Ended 10/31/2017[1]
Net Asset Value, Beginning of Period	$5.37	$5.00
Income From Investment Operations:
Net investment income (loss)	0.21[2]	0.15[2]
Net realized and unrealized gain (loss)	(0.33)	0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.12)	0.49
Less Distributions:
Distributions from net investment income	(0.20)	(0.12)
Distributions from net realized gain	(0.09)	—
TOTAL DISTRIBUTION	(0.29)	(0.12)
Net Asset Value, End of Period	$4.96	$5.37
Total Return[3]	(2.44)%	9.90%
Ratios to Average Net Assets:
Net expenses	0.85%	0.84%[4]
Net investment income	4.05%	3.82%[4]
Expense waiver/reimbursement[5]	15.34%	22.67%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,072	$1,099
Portfolio turnover	25%	23%
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017. Certain ratios included above in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized/unrealized gain/loss amounts. Such differences are immaterial.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
October 31, 2018
Assets:
Investment in securities, at value including $109,164 of investment in an affiliated holding (identified cost $2,190,105)		$2,105,851
Receivable for investments sold		28,579
Income receivable		6,768
TOTAL ASSETS		2,141,198
Liabilities:
Payable for investments purchased	$109,973
Payable for shares redeemed	6,060
Payable for portfolio accounting fees	81,600
Payable for auditing fees	28,040
Payable for share registration costs	19,106
Payable to adviser (Note 5)	217
Payable for other service fees (Notes 2 and 5)	207
Accrued expenses (Note 5)	10,101
TOTAL LIABILITIES		255,304
Net assets for 380,235 shares outstanding		$1,885,894
Net Assets Consists of:
Paid-in capital		$1,949,176
Total distributable earnings (loss)		(63,282)
TOTAL NET ASSETS		$1,885,894
Annual Shareholder Report
17

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($388,824 ÷ 78,392 shares outstanding) no par value, unlimited shares authorized	$4.96
Offering price per share (100/94.50 of $4.96)	$5.25
Redemption proceeds per share	$4.96
Class C Shares:
Net asset value per share ($129,915 ÷ 26,198 shares outstanding) no par value, unlimited shares authorized	$4.96
Offering price per share	$4.96
Redemption proceeds per share (99.00/100 of $4.96)	$4.91
Institutional Shares:
Net asset value per share ($294,930 ÷ 59,454 shares outstanding) no par value, unlimited shares authorized	$4.96
Offering price per share	$4.96
Redemption proceeds per share	$4.96
Class R6 Shares:
Net asset value per share ($1,072,225 ÷ 216,191 shares outstanding) no par value, unlimited shares authorized	$4.96
Offering price per share	$4.96
Redemption proceeds per share	$4.96
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended October 31, 2018
Investment Income:
Dividends (including $379 received from an affiliated holding, see footnotes to Portfolio of Investments, and net of foreign tax withheld of $5,461)			$85,117
Expenses:
Investment adviser fee (Note 5)		$12,950
Administrative fee (Note 5)		1,686
Custodian fees		8,842
Transfer agent fees (Note 2)		7,525
Directors'/Trustees' fees (Note 5)		644
Auditing fees		32,991
Legal fees		12,129
Distribution services fee (Note 5)		1,587
Other service fees (Notes 2 and 5)		1,207
Portfolio accounting fees		118,975
Share registration costs		60,570
Printing and postage		16,493
Miscellaneous (Note 5)		6,318
TOTAL EXPENSES		281,917
Waivers and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(12,950)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(251,384)
TOTAL WAIVERS AND REIMBURSEMENTS		(264,334)
Net expenses			17,583
Net investment income			67,534
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Foreign Currency Contracts:
Net realized gain on investments and foreign currency translations			16,290
Net realized loss on foreign exchange contracts			(140)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(132,810)
Net realized and unrealized loss on investments and foreign currency transactions			(116,660)
Change in net assets resulting from operations			$(49,126)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended October 31	2018	2017[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$67,534	$35,523
Net realized gain	16,150	23,798
Net change in unrealized appreciation/depreciation	(132,810)	48,531
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(49,126)	107,852
Distributions to Shareholders (Note 2):
Class A Shares	(14,301)	(1,878)
Class C Shares	(10,170)	(1,272)
Institutional Shares	(7,947)	(1,499)
Class R6 Shares	(60,172)	(24,769)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(92,590)	(29,418)
Share Transactions:
Proceeds from sale of shares	670,638	1,402,755
Net asset value of shares issued to shareholders in payment of distributions declared	90,559	28,660
Cost of shares redeemed	(241,984)	(1,452)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	519,213	1,429,963
Change in net assets	377,497	1,508,397
Net Assets:
Beginning of period	1,508,397	—
End of period	$1,885,894	$1,508,397
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
October 31, 2018
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 10 portfolios. The financial statements included herein are only those of Federated Global Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation. The Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares commenced operations on January 30, 2017.
Effective August 1, 2018 an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $264,334 is disclosed in various locations in this Note 2 and Note 5. For the year ended October 31, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$1,312	$(166)
Class C Shares	1,022	(126)
Institutional Shares	637	(24)
Class R6 Shares	4,554	(1)
TOTAL	$7,525	$(317)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Change in Net Assets for the year ended October 31, 2017 were from net investment income. Undistributed net investment income at October 31, 2017 was $2,642.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$678
Class C Shares	529
TOTAL	$1,207
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2018, tax years 2017 through 2018 remain subject to examination by the Fund's major tax jurisdictions which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2018, the Fund had no outstanding foreign exchange contracts.
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Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Exchange Contracts
Foreign exchange contracts	$(140)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 10/31/2018		Period Ended 10/31/2017[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	60,636	$315,614	25,287	$133,592
Shares issued to shareholders in payment of distributions declared	2,745	14,296	352	1,876
Shares redeemed	(10,542)	(54,157)	(86)	(458)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	52,839	$275,753	25,553	$135,010
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	Year Ended 10/31/2018		Period Ended 10/31/2017[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	32,113	$175,001	24,807	$131,795
Shares issued to shareholders in payment of distributions declared	1,556	8,156	97	521
Shares redeemed	(32,190)	(166,031)	(185)	(994)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,479	$17,126	24,719	$131,322

	Year Ended 10/31/2018		Period Ended 10/31/2017[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	36,281	$180,023	25,602	$137,268
Shares issued to shareholders in payment of distributions declared	1,522	7,941	280	1,497
Shares redeemed	(4,231)	(21,796)	—	—
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	33,572	$166,168	25,882	$138,765

	Year Ended 10/31/2018		Period Ended 10/31/2017[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	—	—	200,020	$1,000,100
Shares issued to shareholders in payment of distributions declared	11,516	60,166	4,655	24,766
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	11,516	$60,166	204,675	$1,024,866
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	99,406	$519,213	280,829	$1,429,963
1	Reflects operations for the period from January 30, 2017 (date of initial investment) to October 31, 2017.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to the differing treatments for foreign currency transactions.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended October 31, 2018 was as follows:
	2018	2017
Ordinary income	$92,590	$29,418
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As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,587
Undistributed long-term capital gains	$17,410
Net unrealized depreciation	$(84,279)
At October 31, 2018, the cost of investments for federal tax purposes was $2,190,105. The net unrealized depreciation of investments for federal tax purposes was $84,254. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $75,954 and net unrealized depreciation from investments for those securities having an excess of cost over value of $160,208.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended October 31, 2018, the Adviser voluntarily waived $12,934 of its fee and voluntarily reimbursed $317 of transfer agent fees and $251,067 of other operating expenses.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended October 31, 2018, the Adviser reimbursed $16.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100	on assets up to $50 billion
0.075	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
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Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2018, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class C Shares	$1,587
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2018, FSC retained $928 of fees paid by the Fund. For the year ended October 31, 2018, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2018, FSC retained $643 of CDSC relation to redemptions of the Class C Shares.
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Other Service Fees
For the year ended October 31, 2018, FSSC received $226 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective January 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.10%, 1.89%, 0.85% and 0.84% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of October 31, 2018, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2018, were as follows:
Purchases	$986,437
Sales	$460,222
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
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8. Line of cREDT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporary the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2018, the Fund has no outstanding loans. During the year ended October 31, 2018, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2018, there were no outstanding loans. During the year ended October 31, 2018, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2018, 85.8% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2018, 34.2% qualify for the dividend received deduction available to corporate shareholders.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Federated Equity Funds and Shareholders of Federated Global Strategic Value Dividend Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Global Strategic Value Dividend Fund (the “Fund”), a portfolio of Federated Equity Funds, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from January 30, 2017 to October 31, 2017, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and for the period from January 30, 2017 to October 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from January 30, 2017 to October 31, 2017, and the financial highlights for the year then ended and for the period from January 30, 2017 to October 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
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We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
December 21, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$996.20	$5.64
Class C Shares	$1,000	$992.30	$9.39
Institutional Shares	$1,000	$997.40	$4.38
Class R6 Shares	$1,000	$997.40	$4.33
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.56	$5.70
Class C Shares	$1,000	$1,015.78	$9.50
Institutional Shares	$1,000	$1,020.82	$4.43
Class R6 Shares	$1,000	$1,020.87	$4.38
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.12%
Class C Shares	1.87%
Institutional Shares	0.87%
Class R6 Shares	0.86%
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In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised 10 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2018
Federated Global Strategic Value Dividend Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
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that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer
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group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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It was noted in the materials for the Board meeting that the period covered by the CCO Fee Evaluation Report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day
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management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year period covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of the other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be
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competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or
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to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Global Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421N865
CUSIP 31421N857
CUSIP 31421N840
CUSIP 31421N832
Q453249 (12/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $368,570

Fiscal year ended 2017 - $475,100

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $30,293

Fiscal year ended 2017- Audit consent fees for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $10,992 respectively. Fiscal year ended 2017- Audit consents for N-14 merger documents.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $11,500

Fiscal year ended 2017- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $41,823 and $44,985 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit

Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,590,886

Fiscal year ended 2017 - $289,387

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-

01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) had also been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant was a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 21, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 21, 2018